UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1. Reports to Stockholders

Annual report 2014

October 31, 2014

U.S. equities	U.S. fixed income
The Large-Cap Value Equity Portfolio	The High-Yield Bond Portfolio
The Select 20 Portfolio	The Core Plus Fixed Income Portfolio
The Large-Cap Growth Equity Portfolio
The Focus Smid-Cap Growth Equity Portfolio
International equities
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II

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Delaware Pooled® Trust

Delaware Pooled Trust, based in Philadelphia, is a registered investment company that offers no-load, open-end equity and fixed income mutual funds to institutional and high net worth individual investors.

Delaware Management Company, a series of Delaware Management Business Trust, serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for The International Equity Portfolio,* The Labor Select International Equity Portfolio, and The Emerging Markets* Portfolio. Jackson Square Partners, LLC, serves as investment sub-advisor for The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, and The Focus-Smid Cap Growth Equity Portfolio.

The performance quoted in this report represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting delawareinvestments.com/institutional/performance. Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing. Performance includes reinvestment of all distributions.

Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust (DMBT), which is a registered investment advisor. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. (DMHI) and its subsidiaries.

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

*Closed to new investors.

©2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

1

Portfolio objectives and strategies

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors.

The Select 20 Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in a portfolio of twenty (20) securities, primarily common stocks of companies that the Portfolio’s sub-advisor, Jackson Square Partners, LLC believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy.

The Large-Cap Growth Equity Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that the Portfolio’s sub-advisor, Jackson Square Partners, LLC (“JSP”), believes have long-term capital appreciation potential and expects to grow faster than the U.S. economy. For purposes of the Portfolio, JSP generally considers large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000® Growth Index.

The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in common stocks of growth-oriented companies that the Portfolio’s sub-advisor, Jackson Square Partners, LLC believes have long-term capital appreciation potential and expects to grow faster than the U.S. economy. For purposes of this Portfolio, small-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Growth Index, and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell Midcap® Growth Index. The two indices listed above are for purposes of determining range and not for targeting portfolio management.

The High-Yield Bond Portfolio seeks high total return. The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical rating organization; (2) securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P, rated P-1 or P-2 by Moody’s Investors Service, Inc. (Moody’s), or unrated but considered to be of comparable quality.

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio allocates its investments principally among three sectors of the fixed income securities markets: U.S. investment grade sector, U.S. high yield sector, and international sector.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and that, in the opinion of Mondrian Investment Partners Limited, the Portfolio’s sub-advisor, are undervalued at the time of purchase based on the sub-advisor’s fundamental analysis. Investments will be made mainly in marketable securities of companies in developed countries. The International Equity Portfolio is presently closed to new investors.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and that, in the opinion of Mondrian Investment Partners Limited (“Mondrian”), the Portfolio’s sub-advisor, are undervalued at the time of purchase based on the rigorous fundamental analysis that the sub-advisor employs. In addition to following these quantitative guidelines, Mondrian will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio generally invests in equity securities of companies that are organized in, have a majority of their assets in, or derive a majority of their operating income from emerging countries. The Emerging Markets Portfolio is presently closed to new investors.

The Emerging Markets Portfolio II seeks long-term capital appreciation. The Portfolio invests primarily in a broad range of equity securities of companies located in emerging market countries. The Portfolio may invest in companies of any size. The portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Portfolio seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Portfolio invests in securities of companies with sustainable franchises when they are trading at a discount to the portfolio manager’s intrinsic value estimate for that security.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the applicable prospectus and, if available, the applicable summary prospectus carefully before investing.

The Portfolios of Delaware Pooled ® Trust (DPT) are designed exclusively for institutional investors and high net worth individuals.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

The Portfolios’ share prices and yields will fluctuate in response to movements in stock prices.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer ’s ability to make interest and principal payments on its debt.

The Portfolios may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolios may be prepaid prior to maturity, potentially forcing the Portfolios to reinvest that money at a lower interest rate.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for a Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Certain Portfolios expect to hold a concentrated portfolio of a limited number of securities; those Portfolios’ risk is increased because each investment has a greater effect on that Portfolio’s overall performance.

The Select 20 Portfolio is considered “nondiversified” as defined in the Investment Company Act of 1940. “Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject this Portfolio to greater risks and volatility.

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Portfolio management review

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

October 31, 2014

For the fiscal year ended Oct. 31, 2014, Delaware Pooled Trust — The Large-Cap Value Equity Portfolio returned +16.19% at net asset value (NAV) with all distributions reinvested. This result modestly trailed the Portfolio’s benchmark, the Russell 1000® Value Index, which gained +16.46% during the period. Complete annualized performance for The Large-Cap Value Equity Portfolio is shown in the table on page 5.

It was a relatively strong 12-month period for stocks, despite a pickup in market volatility late in the fiscal year. Corporate earnings growth remained positive, if slower than in the years immediately following the global financial crisis. Meanwhile, the U.S. economy continued its slow but steady expansion, as did the country’s employment picture. As of the end of October 2014, the national jobless rate was 5.8% — the lowest level since July 2008 — and down from 7.2% a year earlier. (Source: U.S. Commerce Department.)

Late in the fiscal year, the U.S. Federal Reserve wrapped up its quantitative-easing economic stimulus program, though it reiterated plans to maintain its benchmark short-term interest rate near zero for some time longer. This commitment helped boost stock prices, even in the face of various global challenges, including renewed concerns about the European economy, serious geopolitical risks in Russia and the Middle East, and a sharp decline in the price of oil that weighed heavily on energy stocks.

Detractors from the Portfolio’s performance included securities in the healthcare, telecommunications, and energy sectors. Security selection in the healthcare sector was a source of weakness. In this sector, the Portfolio’s position in drugmaker Pfizer failed to gain much ground (returning 1% during the Portfolio’s fiscal year). Various factors weighed on Pfizer’s shares, including a series of revenue declines and a failed effort to acquire U.K.-based competitor AstraZeneca. Despite the underperformance, we continued to hold Pfizer in the Portfolio at fiscal year end and maintained a positive long-term outlook for the company.

The telecommunication services sector was another source of underperformance. Here, AT&T was the weakest individual performer, advancing just 1%. The company’s new discounted pricing plan has succeeded in reducing customer turnover but has also put pressure on revenues. Nevertheless, we still consider AT&T to be an undervalued stock with a strong balance sheet and believe it may be well positioned to benefit from various growth opportunities.

Within the struggling energy group, Occidental Petroleum was another source of underperformance. The company’s shares declined approximately -5% during the Portfolio’s fiscal year, due somewhat to more limited exposure to North American shale drilling than some of the company’s competitors. We continue to hold the stock because we believe it is undervalued and the company has what we view as attractive assets in California and Texas.

On the positive side, stock selection was strong in the industrials sector. Two defense contractors, Northrop Grumman and Raytheon, were strong performers for the Portfolio, gaining 31% and 29%, respectively, during the Portfolio’s fiscal year. In our opinion, both companies have been successful in cutting costs, managing through an environment of declining defense spending, and taking such shareholder-friendly steps as buying back shares and increasing dividends.

The information technology sector also added value, especially a position in Broadcom, which makes semiconductors for communications applications. Broadcom’s shares rose sharply in June after the company announced plans to abandon its unprofitable cellular baseband business. The move boosted the company’s earnings and cash flow and set the stage for a 59% stock-price increase during the Portfolio’s fiscal year. At the end of the period, we continued to view Broadcom as a high-quality company with a strong balance sheet and favorable competitive position in many growing business segments.

We made relatively few changes to the Portfolio during the fiscal year. In financials, we sold a longtime stake in property casualty insurance company Travelers in March 2014, after the stock reached our price target. We used the proceeds to establish a new position in financial holding company BB&T. Meanwhile, within technology, we sold communications equipment maker Motorola Solutions, which similarly reached our target price, and, as of the end of the fiscal year, we were evaluating suitable alternatives for a replacement position.

At fiscal year end, we have aimed to position the Portfolio somewhat defensively, with a significant overweighting in the healthcare sector and modest overweightings in consumer staples and telecommunication services. We believe a generally defensive portfolio stance is prudent, given that the stock market now strikes us as fully valued. The one exception to the Portfolio’s defensive allocation is a relative overweighting in the energy sector. In this sector, we are taking a long-term view to see the potential for a reversal in the trends that have pushed down commodity prices. We are watching this segment of the market closely, however, and will not hesitate to re-evaluate the Portfolio’s positioning if recent pricing trends appear longer-lasting, in our view.

Regardless of market conditions, our approach remains consistent. We will continue to look for good businesses that may be available for purchase at what we view as compelling valuations because of temporary fundamental challenges and negative investor sentiment. We will continue to adhere to our process of searching for what we believe to be favorable relative values in the marketplace.

The views expressed are current as of the date of this report and subject to change.

4

Performance summary

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns Periods ended Oct. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
The Large-Cap Value Equity Portfolio	+16.19%	+20.97%	+18.50%	+8.73%	+10.26%
Russell 1000 Value Index	+16.46%	+20.42%	+16.49%	+7.90%	+10.30%

Portfolio profile

Oct. 31, 2014

Total net assets	Number of holdings
$139.8 million	32

Inception date

Feb. 3, 1992

  Growth of $1,000,000

	Starting value (Oct. 31, 2004)	Ending value (Oct. 31, 2014)

The Large-Cap Value Equity Portfolio	$1,000,000	$2,309,306

Russell 1000 Value Index	$1,000,000	$2,139,168

The performance graph assumes $1 million invested on Oct. 31, 2004, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.72%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2013, through Oct. 31, 2014,* in order to prevent total annual Portfolio

(continues	)	5

Performance summary

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 0.70% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

* The contractual waiver period is from Feb. 28, 2013 through Feb. 27, 2015.

Portfolio management review

Delaware Pooled® Trust — The Select 20 Portfolio

October 31, 2014

For the fiscal year ended Oct. 31, 2014, Delaware Pooled Trust — The Select 20 Portfolio returned +15.92% at net asset value (NAV) with all distributions reinvested, underperforming its benchmark, the Russell 3000® Growth Index, which returned +16.39% for the same period. Complete annualized performance for The Select 20 Portfolio is shown in the table on page 8.

Despite several economic hurdles, U.S. stocks posted strong gains for the fiscal year ended Oct. 31, 2014. The S&P 500® Index gained a solid 17.27% during the period, recovering handily from several severe market dips, most notably in early February and mid-October 2014. Large-cap equities performed particularly well during the period, as indicated by the 16.78% gain in the Russell 1000® Index. Outside the United States, market conditions remained volatile for much of the fiscal year as evidenced by the MSCI EAFE Index decline of 0.60%. (Source: FactSet.) The tension between Russia and Ukraine, conflicts in the Middle East, and concerns about the Islamic State of Iraq and Syria (ISIS) increased anxiety for investors throughout the world.

In December 2013, the U.S. Federal Reserve, under the leadership of newly appointed Chairwoman Janet Yellen, announced it would begin reducing its $85-billion-per-month quantitative-easing (QE3) strategy, with the goal of ending it by late 2014. The Fed reduced its purchase of U.S. Treasurys by $10 billion on several occasions and eventually completed its purchase program in late October. The Fed indicated, however, that it would revisit the bond buyback strategy if the economy were to worsen.

Economic growth gained momentum during the last six months of the Portfolio’s fiscal year after a series of severe storms dampened consumer spending and housing activity for much of the winter. Consumer confidence rose during this period as job openings expanded somewhat and unemployment claims dropped. Consumer spending, capital purchases, and spending by local governments all added to gross domestic product, which grew 4.6% in the second quarter of 2014 and then another 3.5% in the third quarter (according to the U.S. Commerce Department’s advance estimate).

Allergan contributed to performance during the period. The stock experienced a strong rise in price following an acquisition offer from Canada-based Valeant Pharmaceuticals International. While Allergan rejected the acquisition, Valeant continued to aggressively pursue an acquisition of Allergan. We continue to hold the company and our discussions are focused on what we believe to be fair value for

Allergan under several different scenarios. While much attention has been focused on the potential acquisition, we continue to believe the company operates at a high level driven both by its core ophthalmology franchise and the growing use of Botox in both cosmetic and other medical indications.

VeriFone Systems likewise contributed to performance during the period. Management’s execution in driving the company’s international expansion as well as realizing synergies from recent strategic initiatives enabled the company to recover from a period of fundamental difficulty. Going forward, we believe the company could see some upside as the industry moves toward more secure payment methods. Several high-profile credit card “hacking” incidents could potentially result in VeriFone’s customers upgrading to point-of-sale terminals with tighter security standards and capabilities.

NeuStar detracted from performance during the period. The company experienced weakness as the approval process — allowing the company to remain the sole database provider of cell phone numbers and other related information for the North American wireless carrier industry — was in negotiations and had come increasingly into question. While we felt NeuStar may have ultimately gotten the renewal, at least in most of its current form, there were growing concerns. While we continue to believe the company has attractive business-model characteristics and an attractive cash-flow-based valuation, we decided to exit the Portfolio’s position during the period due to the company’s higher risk profile.

j2 Global was also a detractor from performance during the period. The stock declined early in the period as the company reported earnings results that missed consensus expectations. We felt the stock’s decline was likely an overreaction and that the company could continue to add incremental value for shareholders, in our opinion, by making many small, strategic, and financially sound acquisitions. While the stock has since recovered, it ended the period relatively flat during an overall strong up market.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

The views expressed are current as of the date of this report and subject to change.

7

Performance summary

Delaware Pooled® Trust — The Select 20 Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns Periods ended Oct. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
The Select 20 Portfolio	+15.92%	+17.95%	+18.06%	+8.72%	+2.06%
Russell 3000 Growth Index	+16.39%	+19.23%	+17.52%	+9.09%	+1.79%

Portfolio profile

Oct. 31, 2014

Total net assets	Number of holdings
$90.4 million	22

Inception date

March 31, 2000

Growth of $1,000,000

	Starting value (Oct. 31, 2004)	Ending value (Oct. 31, 2014)

Russell 3000 Growth Index	$1,000,000	$2,386,373

The Select 20 Portfolio	$1,000,000	$2,307,121

The performance graph assumes $1 million invested on Oct. 31, 2004, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.85%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2013, through Oct. 31, 2014,* in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.89% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

“Nondiversified” Portfolios may allocate more of their net assets to investments in single securities than “diversified” Portfolios. Resulting adverse effects may subject these Portfolios to greater risks and volatility.

On Feb. 28, 2008, the Portfolio changed its investment strategy to limit its investments to no less than 15 securities and no more than 25 securities. The performance prior to Feb. 28, 2008 is that of the Portfolio’s predecessor, The All-Cap Growth Equity Portfolio.

* The contractual waiver period is from Feb. 28, 2013 through Feb. 27, 2015.

9

Portfolio management review

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

October 31, 2014

For the fiscal year ended Oct. 31, 2014, Delaware Pooled Trust — The Large-Cap Growth Equity Portfolio returned +17.10% at net asset value (NAV) with all distributions reinvested. The Portfolio slightly underperformed its benchmark, the Russell 1000® Growth Index, which returned +17.11% for the same period. Complete annualized performance for The Large-Cap Growth Equity Portfolio is shown in the table on page 11.

Despite several economic hurdles, U.S. stocks posted strong gains for the fiscal year ended Oct. 31, 2014. The S&P 500® Index gained a solid 17.27% during the period, recovering handily from several severe market dips, most notably in early February and mid-October 2014. Large-cap equities performed particularly well during the period, as indicated by the 16.78% gain in the Russell 1000® Index. Outside the United States, market conditions remained volatile for much of the fiscal year as evidenced by the MSCI EAFE Index decline of 0.60%. (Source: FactSet.) The tension between Russia and Ukraine, conflicts in the Middle East, and concerns about the Islamic State of Iraq and Syria (ISIS) increased anxiety for investors throughout the world.

In December 2013, the U.S. Federal Reserve, under the leadership of newly appointed Chairwoman Janet Yellen, announced it would begin reducing its $85-billion-per-month quantitative-easing (QE3) strategy, with the goal of ending it by late 2014. The Fed reduced its purchase of U.S. Treasurys by $10 billion on several occasions and eventually completed its purchase program in late October. The Fed indicated, however, that it would revisit the bond buyback strategy if the economy were to worsen.

Economic growth gained momentum during the last six months of the Portfolio’s fiscal year after a series of severe storms dampened consumer spending and housing activity for much of the winter. Consumer confidence rose during this period as job openings expanded somewhat and unemployment claims dropped. Consumer spending, capital purchases, and spending by local governments all added to gross domestic product, which grew 4.6% in the second quarter of 2014 and then another 3.5% in the third quarter (according to the U.S. Commerce Department’s advance estimate).

Allergan contributed to performance during the period. The stock experienced a strong rise in price following an acquisition offer from Canada-based Valeant Pharmaceuticals International. While Allergan rejected the acquisition, Valeant continued to aggressively pursue an acquisition of Allergan. We continue to hold the company and our discussions are focused on what we believe to be fair value for Allergan under several different scenarios. While much attention has been focused on the potential acquisition, we continue to believe the company operates at a high level driven both by its core ophthalmology franchise and the growing use of Botox in both cosmetic and other medical indications.

Celgene likewise contributed to performance during the period as the company experienced several positive events throughout the year. The company made significant progress toward regulatory approval for expanded use of one of its drugs within the United Kingdom. It also achieved positive clinical advancements for a new drug to treat Crohn’s disease. Overall, Celgene, in our opinion, continues to be a leader in the treatment of blood cancers with a growing pipeline of breast, lung, and pancreatic cancer treatments. We believe the company continues to benefit from large growth prospects driven by additional indications for its drugs, by increased use of existing drugs, and by international growth opportunities.

Apple was a detractor from performance during the period due to the Portfolio’s lack of significant exposure to this strong-performing company. We sold the company due to growing concerns related to its future growth trajectory, margin compression, and product innovation, among others. We still believe Apple is not merely a hardware company, but rather a platform solution where customers tend to be sticky and buy into the “halo” effect of the Apple ecosystem. Therefore, we believe that the sustainability of Apple’s franchise will be stronger for a longer period of time and that the company deserves a higher valuation than the typical technology hardware company. However, as the risk-reward profile of this company had changed, we no longer felt the stock was as attractive relative to our other holdings in the portfolio and decided to exit the Portfolio’s position.

Syngenta detracted from performance during the period. In our experience, investors have shown increasing concern about future product development, margin compression, lack of progress in cost savings, industry lawsuits, and certain regulatory issues — most notably in China. We continue to believe that companies like Syngenta should benefit from the growing secular demand for their services, which can help increase crop yield and overall food quality. However, given Syngenta’s higher risk-reward trade-off as well as current headwinds that we think are unlikely to subside in the near-to-intermediate term, we decided to exit the Portfolio’s position during the period and allocate to more attractive opportunities.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

The views expressed are current as of the date of this report and subject to change.

10

Performance summary

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns Periods ended Oct. 31, 2014	1 year	3 years	5 years	Lifetime
The Large-Cap Growth Equity Portfolio	+17.10%	+20.34%	+18.70%	+8.42%
Russell 1000 Growth Index	+17.11%	+19.30%	+17.43%	+9.08%

Portfolio profile

Oct. 31, 2014

Total net assets	Number of holdings
$277.3 million	30

Inception date

Nov. 1, 2005

  Growth of $1,000,000

	Starting value (Nov. 1, 2005)	Ending value (Oct. 31, 2014)

Russell 1000 Growth Index	$1,000,000	$2,196,171

The Large-Cap Growth Equity Portfolio	$1,000,000	$2,069,749

The performance graph assumes $1 million invested on Nov. 1, 2005, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.65%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2013, through Oct. 31, 2014,* in order to prevent total annual Portfolio

(continues	)	11

Performance summary

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.65% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

*The contractual waiver period is from Feb. 28, 2013 through Feb. 27, 2015.

Portfolio management review

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

October 31, 2014

For the fiscal year ended Oct. 31, 2014, Delaware Pooled Trust — The Focus Smid-Cap Growth Equity Portfolio returned +5.51% at net asset value (NAV) with all distributions reinvested. The Portfolio underperformed its benchmark, the Russell 2500™ Growth Index, which returned +10.24% for the same period. Complete annualized performance for The Focus Smid-Cap Growth Equity Portfolio is shown in the table on page 14.

Despite several economic hurdles, U.S. stocks posted strong gains for the fiscal year ended Oct. 31, 2014. The S&P 500® Index gained a solid 17.27% during the period, recovering handily from a number of market dips, most notably in early February and mid October 2014. Large-cap equities performed particularly well during the period, as indicated by the 16.78% gain in the Russell 1000® Index. Outside the United States, market conditions remained volatile for much of the fiscal year as evidenced by the MSCI EAFE Index decline of 0.60%. (Source: FactSet.) The tension between Russia and Ukraine, conflicts in the Middle East, and concerns about the Islamic State of Iraq and Syria (ISIS) increased anxiety for investors throughout the world.

In December 2013, the U.S. Federal Reserve, under the leadership of newly appointed Chairwoman Janet Yellen, announced it would begin reducing its $85-billion-per-month quantitative-easing (QE3) strategy, with the goal of ending it by late 2014. The Fed reduced its purchase of U.S. Treasurys by $10 billion on several occasions and eventually completed its purchase program in late October. The Fed indicated, however, that it would revisit the bond buyback strategy if the economy were to worsen.

Economic growth gained momentum during the last six months of the Portfolio’s fiscal year after a series of severe storms dampened consumer spending and housing activity for much of the winter. Consumer confidence rose during this period as job openings expanded somewhat and unemployment claims dropped. Consumer spending, capital purchases, and spending by local governments all added to gross domestic product, which grew 4.6% in the second quarter of 2014 and then another 3.5% in the third quarter (according to the U.S. Commerce Department’s advance estimate).

VeriFone Systems contributed to performance during the period. Management’s execution in driving the company’s international expansion as well as realizing synergies from recent strategic initiatives enabled the company to recover from a period of fundamental difficulty. Going forward, we believe the company could see some upside as the industry moves toward more secure payment methods. Several high-profile credit card “hacking” incidents could result in VeriFone’s customers upgrading to point-of-sale terminals with tighter security standards and capabilities.

Heartland Payment Systems likewise contributed to performance during the period. The stock rose as the company further strengthened its business through recent acquisitions and strategic partnerships. The company recently announced it would acquire TouchNet Information Systems, a payment-processing company that serves higher-education institutions. The acquisition makes Heartland Payment Systems the largest provider of payment-processing services to the higher-education market and further diversifies the company’s business. We feel these recent efforts should be accretive to shareholder value over the long term. We continue to believe the company is well positioned to benefit from the secular global trend of payment transactions moving from paper currency to electronic transactions.

Core Laboratories was a detractor from performance during the period. The stock declined as investors grew increasingly concerned about utilization of Core Laboratories services by North American clients in the near term. We are willing to live with a certain degree of cyclicality in the energy industry given that this company’s solutions to site analysis are valuable throughout the cycle. In our view, this is a well-owned stock with little historical controversy and volatility. Therefore, we believe that investors may be overreacting to potentially transitory weakness in commodity prices, which we believe is contributing to a reasonable conservative assessment of industry conditions by company management.

NeuStar detracted from performance during the period. The company experienced weakness as the approval process — allowing the company to remain the sole database provider of cell phone numbers and other related information for the North American wireless carrier industry — was in negotiations and had come increasingly into question. While we felt NeuStar may have ultimately gotten the renewal, at least in most of its current form, there were growing concerns. While we continue to believe the company has attractive business-model characteristics and an attractive cash-flow-based valuation, we decided to exit the Portfolio’s position during the period due to the company’s higher risk profile.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

The views expressed are current as of the date of this report and subject to change.

13

Performance summary

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns Periods ended Oct. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
The Focus Smid-Cap Growth Equity Portfolio	+5.51%	+14.42%	+20.75%	+11.83%	+10.61%
Russell 2500 Growth Index	+10.24%	+18.64%	+19.20%	+10.26%	+9.63%

Portfolio profile

Oct. 31, 2014

Total net assets	Number of holdings
$43.3 million	26

Inception date

Dec. 1, 2003

  Growth of $1,000,000

	Starting value (Oct. 31, 2004)	Ending value (Oct. 31, 2014)

The Focus Smid-Cap Growth Equity Portfolio	$1,000,000	$3,058,406

Russell 2500 Growth Index	$1,000,000	$2,656,668

The performance graph assumes $1 million invested on Oct. 31, 2004, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.89%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2013, through Oct. 1, 2014,* in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.92% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Because the Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

*The contractual waiver period is from Feb. 28, 2013 through Feb. 27, 2015.

15

Portfolio management review

Delaware Pooled® Trust — The High-Yield Bond Portfolio

October 31, 2014

For the fiscal year ended Oct. 31, 2014, Delaware Pooled Trust — The High-Yield Bond Portfolio returned +5.23% at net asset value (NAV) with all distributions reinvested. For the same period, the Portfolio’s benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, returned +5.85%. Complete annualized performance for The High-Yield Bond Portfolio is shown in the table on page 17.

Despite significant fluctuations in the macroeconomic and geopolitical environment, high yield securities remained among the strongest-performing sectors of the domestic bond market during the Portfolio’s fiscal year. However, those fluctuations triggered abrupt changes to investor sentiment that were reflected in heightened volatility across the entire fixed income asset class.

Evidence accumulated early in the Portfolio’s fiscal year that the U.S. economy was picking up steam after years of subpar growth. The U.S. Federal Reserve had pledged to keep benchmark interest rates at virtually zero for “a considerable time,” and the central bank’s third bond-buying program was in full swing. With financial markets awash in liquidity, risk assets of all types became primary beneficiaries. In fact, the lowest-rated credits were the strongest-performing within the high yield sector over the last three months of 2013.

Subsequent events called into question whether a normal recovery was indeed under way. Unusually fierce winter weather across much of the United States caused consumers to pull back and hunker down. Overseas, geopolitical unrest in Ukraine and a lingering economic slowdown in China were cause for concern. Yet, against that troubling backdrop, high yield bonds continued to perform well, with investors drawn to the sector by low default rates, strengthened balance sheets, reasonable spreads, and a clear income advantage over government and investment grade corporate debt. The global search for yield was even strong enough to overcome a burst of new issuance by below-investment-grade companies. However, economic and geopolitical worries caused relative strength within high yield to switch to higher-rated credits.

The positive correlation between performance and credit quality held firm during the final three months of the Portfolio’s fiscal year amid rising nominal yields and expanding credit spreads. Investors became cautious due to renewed Russia-Ukraine tensions, the rise of the Islamic State of Iraq and Syria (ISIS) in the Middle East, the looming end to Fed bond buying, a secular growth slowdown in China, and tepid economic conditions in Europe. Those negative macroeconomic factors were exacerbated by weak technical conditions, as retail investors redeemed mutual fund shares while the supply of high yield debt expanded sharply.

The Portfolio’s exposure to basic industry and technology issues contributed to relative performance, while energy and utility exposure detracted from performance.

At the individual security level, the Portfolio benefited from its holdings in First Data (transaction processing), Salix Pharmaceuticals (drug manufacturing), Nuveen Investments (investment management), Ally Financial (financial services), and United Rentals (equipment rental). Detracting from relative performance were positions in Hercules Offshore (contract energy drilling), Samson International (energy exploration and production), Arch Coal (coal mining), Halcon Resources (energy exploration and production), and Quiksilver (outdoor sports retailer).

As the fiscal year ended, nearly half of the Portfolio’s assets were invested in B-rated securities, the middle rung on the sub-investment-grade credit ladder. From a sector standpoint, the largest share of Portfolio assets was in energy securities, an allocation representing a slight overweight to the benchmark. Overall, we believe the Portfolio is positioned to anticipate a renewed bout of volatility, given the historical tendency of securities underwriters to book gains before year end amid a seasonal erosion of liquidity. Longer-term, however, we continue to view the current moderate-growth, low-inflation environment as potentially favorable for high yield securities.

With respect to derivatives, we had positions in Treasury futures (representing a little more than 4% of Portfolio assets) to hedge against rate risk, and a position in a credit protection instrument to hedge against spread widening. These positions did not have a material effect on the Portfolio’s performance (that is, greater than 50 basis points).

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The High-Yield Bond Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns Periods ended Oct. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
The High-Yield Bond Portfolio	+5.23%	+10.18%	+11.06%	+8.77%	+8.36%
BofA Merrill Lynch U.S. High Yield Constrained Index	+5.85%	+9.23%	+10.22%	+8.12%	+7.35%

Portfolio profile

Oct. 31, 2014

Total net assets	Number of holdings
$143.2 million	253

Inception date

Dec. 2, 1996

  Growth of $1,000,000

	Starting value (Oct. 31, 2004)	Ending value (Oct. 31, 2014)

The High-Yield Bond Portfolio	$1,000,000	$2,318,086

BofA Merrill Lynch U.S. High Yield Constrained Index	$1,000,000	$2,183,635

The performance graph assumes $1 million invested on Oct. 31, 2004, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.57%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2013, through Oct. 31, 2014,* in order to prevent total annual Portfolio

(continues	)	17

Performance summary

Delaware Pooled® Trust — The High-Yield Bond Portfolio

operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.59% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The BofA Merrill Lynch U.S. High Yield Constrained Index tracks the performance of U.S. dollar–denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuations in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Bond ratings are determined by a nationally recognized statistical rating organization (NRSRO).

*The contractual waiver period is from Feb. 28, 2013 through Feb. 27, 2015.

Portfolio management review

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

October 31, 2014

For the fiscal year ended Oct. 31, 2014, Delaware Pooled Trust — The Core Plus Fixed Income Portfolio returned +5.02% at net asset value (NAV) with all distributions reinvested. The Portfolio’s benchmark, the Barclays U.S. Aggregate Index, returned +4.14% for the same period. Complete annualized performance for The Core Plus Fixed Income Portfolio is shown in the table on page 20.

As the Portfolio’s fiscal year began, the domestic economic outlook appeared to brighten after a troubling stretch of subpar growth and elevated unemployment. Improved investor sentiment caused market interest rates to push higher, with the yield on the benchmark 10-year Treasury note finishing 2013 at slightly more than 3%. Additionally, in December 2013, the U.S. Federal Reserve began the long-anticipated process of “tapering” its bond-buying program, with the stated objective of completing the program by the fall of 2014. Against this backdrop of economic optimism, lower-rated debt outperformed while Treasurys and mortgage-backed securities (MBS) lagged.

In the first few months of 2014, the United States experienced what was arguably the most severe winter weather in a generation. As U.S. consumers hunkered down, geopolitical tensions spiked in Ukraine, economic growth decelerated in China, and the euro zone flirted with deflation. These anti-growth factors combined to reverse the previous rise in market interest rates, with longer-duration bonds, BBB-rated corporates, and high yield and emerging market debt the primary beneficiaries.

As evidence accumulated that soft U.S. economic data during the winter months was mostly weather-related, cyclical sectors of the fixed income market rallied, with strength concentrated in high yield bonds and the lower rungs of the investment grade ladder. Meanwhile, the Treasury yield curve flattened, with long-term rates moving lower and short-term rates inching higher in anticipation of an initial Fed tightening in mid-2015.

The fiscal period ended amid a sharply bifurcated global economic environment. Despite uneven progress, the U.S. economy gathered momentum in late summer and early fall. But any upward pressure on yields that might have accompanied accelerating domestic growth was offset by additional unrest in Ukraine, the apparent acceptance of slower secular growth in China, and the continuing inability of European financial institutions to reverse the region’s economic torpor. The resulting flight to safety provided support to longer-duration and higher-quality bonds over the final weeks of the Portfolio’s fiscal year.

Most of the Portfolio’s outperformance for the full fiscal year can be attributed to sector weightings that were in place during the fourth quarter of 2013. At that time, the Portfolio was significantly underweight Treasury debt, a sector that lagged cyclical areas of the fixed income market amid a surge in economic optimism. The Portfolio was also overweight investment grade and high yield bonds, each of which outperformed the benchmark as spreads tightened during the final months of 2013.

Security selection within the corporate sector contributed to relative performance. Conversely, the Portfolio’s focus on the intermediate portion of the yield curve detracted in late 2013, given that the decline in nominal yields was concentrated in longer-term securities, where the Portfolio maintained an underweight.

Despite the shift in economic backdrop in early 2014, many of the same trends remained in place within the fixed income market, further bolstering the Portfolio’s relative performance. Treasury debt continued to lag, while additional spread tightening underwrote outperformance among investment grade and high yield corporate bonds, as well as emerging market debt. However, the Portfolio’s underweight to government MBS had a negative effect on relative performance during the second half of the fiscal year, when MBS was the strongest-performing sector within the benchmark.

The Portfolio’s overweight allocation to the short-term and floating-rate sectors of the asset-backed securities market detracted as well. During the final three months of the fiscal year, the Portfolio gave back some of its accumulated outperformance to that point as Treasury securities rallied and credit spreads widened amid the global flight to safety.

Among the Portfolio’s derivative positions, we used interest rate futures in an attempt to adjust the Portfolio’s duration (which determines how a bond’s price is affected by interest rate changes). In addition, though we kept the Portfolio’s currency exposure relatively low over the course of the fiscal year, we did employ currency hedging (specifically, foreign currency exchange (FX) forwards) in an attempt to scale back the Portfolio’s foreign exchange risk. The Portfolio also employed credit default swap baskets to help reduce the credit risk associated with the Portfolio’s significant allocation to the below-investment-grade sector. As of the end of the fiscal year, the Portfolio held the following derivatives: a small credit default swap position on emerging market debt, Treasury futures, and a currency hedge on the Brazilian real. None of the Portfolio’s derivative positions during the fiscal year had a material impact on portfolio performance; that is, none affected returns by greater than 50 basis points.

At fiscal year end, the Portfolio was positioned for a longer-than-consensus period of ultralow policy rates, economic weakness abroad highlighted by pockets of deflation, and stable or falling market interest rates from already low levels.

The views expressed are current as of the date of this report and subject to change.

19

Performance summary

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns Periods ended Oct. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
The Core Plus Fixed Income Portfolio	+5.02%	+4.08%	+5.77%	+5.91%	+6.40%
Barclays U.S. Aggregate Index	+4.14%	+2.73%	+4.22%	+4.64%	+4.94%

Portfolio profile

Oct. 31, 2014

Total net assets	Number of holdings
$77.0 million	642

Inception date

June 28, 2002

  Growth of $1,000,000

	Starting value (Oct. 31, 2004)	Ending value (Oct. 31, 2014)
The Core Plus Fixed Income Portfolio	$1,000,000	$1,776,475

Barclays U.S. Aggregate Index	$1,000,000	$1,573,313

The performance graph assumes $1 million invested on Oct. 31, 2004, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.70%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2013, through Oct. 31, 2014,* in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.45% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.

Because the Portfolio may invest in bank loans and other direct indebtedness, it is subject to the risk that the Portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Bond ratings are determined by a nationally recognized statistical rating organization (NRSRO).

*The contractual waiver period is from Feb. 28, 2013 through Feb. 27, 2015.

21

Portfolio management review

Delaware Pooled® Trust — The International Equity Portfolio

October 31, 2014

For the fiscal year ended Oct. 31, 2014, Delaware Pooled Trust — The International Equity Portfolio returned +1.46% at net asset value (NAV) with all distributions reinvested. The Portfolio’s benchmark, the MSCI EAFE Index, returned -0.17% (gross) and -0.60% (net) for the same period. Complete annualized performance for The International Equity Portfolio is shown in the table on page 24.

The Portfolio’s fiscal year was generally a weak period for non-U.S. equities; however, we should note that many companies in the Portfolio’s investment universe did turn in positive performance in local-currency terms. U.S.-based investors saw their returns reduced due to the strength of the dollar relative to other major currencies. Relative to the U.S. dollar, the British pound declined 0.4%, the Australian dollar lost 7.2%, the euro retreated by 7.8%, and the Japanese yen declined 12.5%.

That said, each of the major international equity markets experienced significant macroeconomic and, in many cases, political challenges that constrained investor enthusiasm. In the euro zone, Germany declined 5.5% for the 12-month period ended Oct. 31, 2014, due to lingering uncertainty about the status of its trade relationship with Russia. France was down 6.6%, owing to weak business and consumer confidence. Italy remained in political upheaval, with new Prime Minister Matteo Renzi presenting an ambitious program of structural reforms that may be difficult to implement owing to a fragmented parliamentary majority. The Italian equity market fell 2.7%. In contrast, Spain was up 1.8%, based on a period of political stability and some successful structural and economic reforms.

Outside of the euro zone, the United Kingdom eked out a positive return of 0.1%, though it experienced considerable volatility as the pound declined over fears related to Scotland’s vote for independence. The failure of that referendum in September 2014 helped restore investor confidence.

Asia’s largest developed market, Japan, had a difficult year that included an increase in the consumption tax rate, the implementation of the final “arrow” of Prime Minister Shinzo Abe’s three-part stimulus plan, and a surprise announcement for further monetary policy easing by the Bank of Japan. These events caused considerable volatility, and Japan declined 0.7% for the 12 months ended Oct. 31, 2014.

The Portfolio’s fiscal year was one in which traditionally defensive sectors generated strong returns while cyclically sensitive sectors lagged. The healthcare sector, for example, produced the highest return of 13.1%, driven in part by the prospects for increased merger and acquisition activity, as well as generally resilient earnings. Utilities did well — mainly on the back of declining bond yields — which created relative value for stocks in this sector. Finally, telecoms rose 1.8% based on an improved regulatory outlook and signs of industry consolidation, especially in Europe.

A relatively weak outlook for global economic growth weighed on the more cyclically sensitive sectors. Financials lagged slightly, declining 1.2% despite easier credit conditions and lots of liquidity. The energy sector also fared poorly, down 5.4%. Despite a promise of better capital discipline and cash flow management, these stocks declined as a result of concerns about the oil supply from Russia and the need to impose sanctions over its invasion of Ukraine. The materials sector generated the weakest return, down 7.4%. This result was primarily driven by weak demand for raw materials in emerging markets, especially China.

The following is a brief summary attribution showing how our decisions impacted Portfolio results:

— Country allocations added to relative returns, led by overweight positions in the strong Spanish and Israeli equity markets, which more than offset the impact of underweight exposure to the strong-performing Scandinavian markets.

— The Portfolio’s currency allocation added to relative investment returns, supported by our underweight allocation to the Japanese yen and overweight allocation to the Singaporean dollar.

— Sector allocation and stock selection both contributed strongly to relative returns. The Portfolio benefited from an overweight to the healthcare sector, as well as from stock selection in the utilities, consumer discretionary, and financial sectors. These positions more than offset the effects of poor stock selection in the consumer staples sector.

The Portfolio’s strongest-performing stocks included Teva Pharmaceutical Industries, the Israeli generics manufacturer, which led the way with a 55% return, driven by the success of its main branded drug, Copaxone. Iberdrola, the Spanish utility, rose nearly 20% as concerns about utility regulation dissipated and European bond yields contracted. French telecommunication services provider Orange rose more than 20% on signs that wireless industry consolidations gained support from the government.

Underperformers included U.K. food retailer Tesco, whose stock fell nearly 50% due to recessionary pressures in Europe combined with two negative profit warnings in less than a month. Dutch food retailer Koninklijke Ahold also lagged the broader index. It fell more than 9% based on profit taking and weak quarterly sales from its U.S. business. Finally, QBE Insurance Group, the Australian insurer, declined about 25% owing to unexpected increases in reserves for the company’s Latin American business.

The Portfolio’s derivatives exposure was limited to hedging 80% of its Australian dollar exposure, which represented 2% of the total portfolio. We implemented this hedging using three-month forward currency contracts that were unleveraged and fully covered. Our analysis showed that the Australian dollar was significantly overvalued against the U.S. dollar and we wished to protect the value

22

of the underlying investment in Australian equities. The Portfolio gained from this defensive strategy over the fiscal year.

We believe we have positioned the Portfolio to navigate a potentially volatile environment, with the objective of achieving long-term, stable, real returns while protecting on the downside.

The views expressed are current as of the date of this report and subject to change.

23

Performance summary

Delaware Pooled® Trust — The International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns Periods ended Oct. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
The International Equity Portfolio	+1.46%	+8.93%	+6.86%	+6.16%	+8.02%
MSCI EAFE Index (gross)	– 0.17%	+10.17%	+6.99%	+6.29%	+6.24%
MSCI EAFE Index (net)	– 0.60%	+9.68%	+6.52%	+5.80%	+5.84%

Portfolio profile

Oct. 31, 2014

Total net assets	Number of holdings
$446.5 million	57

Inception date

Feb. 4, 1992

  Growth of $1,000,000

	Starting value (Oct. 31, 2004)	Ending value (Oct. 31, 2014)

MSCI EAFE Index (gross)	$1,000,000	$1,840,196

The International Equity Portfolio	$1,000,000	$1,818,600

MSCI EAFE Index (net)	$1,000,000	$1,758,123

The performance graph assumes $1 million invested on Oct. 31, 2004, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.88%.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio is presently closed to new investors.

25

Portfolio management review

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

October 31, 2014

For the fiscal year ended Oct. 31, 2014, Delaware Pooled Trust — The Labor Select International Equity Portfolio returned +0.86% at net asset value (NAV) with all distributions reinvested. The Portfolio’s benchmark, the MSCI EAFE Index, returned -0.17% (gross) and -0.60% (net) for the same period. Complete annualized performance for The Labor Select International Equity Portfolio is shown in the table on page 28.

The Portfolio’s fiscal year was generally a weak period for non-U.S. equities; however, we should note that many companies in the Portfolio’s investment universe did turn in positive performance in local-currency terms. U.S.-based investors saw their returns reduced due to the strength of the dollar relative to other major currencies. Relative to the U.S. dollar, the British pound declined 0.4%, the Australian dollar lost 7.2%, the euro retreated by 7.8%, and the Japanese yen declined 12.5%.

That said, each of the major international equity markets experienced significant macroeconomic and, in many cases, political challenges that constrained investor enthusiasm. In the euro zone, Germany declined 5.5% for the 12-month period ended Oct. 31, 2014, due to lingering uncertainty about the status of its trade relationship with Russia. France was down 6.6%, owing to weak business and consumer confidence. Italy remained in political upheaval, with new Prime Minister Matteo Renzi presenting an ambitious program of structural reforms that may be difficult to implement owing to a fragmented parliamentary majority. The Italian equity market fell 2.7% for the 12-month-period. In contrast, Spain was up 1.8%, based on a period of political stability and some successful structural and economic reforms.

Outside of the euro zone, the United Kingdom eked out a positive return of 0.1%, though it experienced considerable volatility as the pound declined over fears related to Scotland’s vote for independence. The failure of that referendum in September 2014 helped restore investor confidence.

Asia’s largest developed market, Japan, had a difficult year that included an increase in the consumption tax rate, the implementation of the final “arrow” of Prime Minister Shinzo Abe’s three-part stimulus plan, and a surprise announcement for further monetary policy easing by the Bank of Japan. These events caused considerable volatility, and Japan declined 0.7% for the 12 months ended Oct. 31, 2014.

The Portfolio’s fiscal year was one in which traditionally defensive sectors generated strong returns while cyclically sensitive sectors lagged. The healthcare sector, for example, produced the highest return of 13.1%, driven in part by the prospects for increased merger and acquisition activity, as well as generally resilient earnings. Utilities did well — mainly on the back of declining bond yields — which created relative value for stocks in this sector. Finally, telecoms rose 1.8% based on an improved regulatory outlook and signs of industry consolidation, especially in Europe.

A relatively weak outlook for global economic growth weighed on the more cyclically sensitive sectors. Financials lagged slightly, declining 1.2% despite easier credit conditions and lots of liquidity. The energy sector also fared poorly, down 5.4%. Despite a promise of better capital discipline and cash flow management, these stocks declined as a result of concerns about the oil supply from Russia and the need to impose sanctions over its invasion of Ukraine. The materials sector generated the weakest return, down 7.4%. This result was primarily driven by weak demand for raw materials in emerging markets, especially China.

The following is a brief summary attribution showing how our decisions impacted Portfolio results:

— Country allocations added to relative returns, led by our overweight positions in the strong Spanish and Israeli equity markets, which more than offset the impact of underweight exposure to the strong-performing Scandinavian markets.

— The Portfolio’s currency allocation also added to relative investment returns, supported by our underweight allocation to the Japanese yen and overweight allocation to the Singaporean dollar.

— Sector allocation and stock selection both contributed strongly to relative returns. The Portfolio benefited from an overweight to the healthcare sector, as well as from stock selection in the utilities, consumer discretionary, and financial sectors. These positions more than offset the effects of poor stock selection in the consumer staples sector.

The Portfolio’s strongest-performing stocks included Teva Pharmaceutical Industries, the Israeli generics manufacturer, which led the way with a 55% return, driven by the success of its main branded drug, Copaxone. Iberdrola, the Spanish utility, rose nearly 20% as concerns about utility regulation dissipated and European bond yields contracted. French telecommunication services provider Orange rose more than 20% on signs that wireless industry consolidations gained support from the government.

Underperformers included U.K. food retailer Tesco, whose stock fell nearly 50% due to recessionary pressures in Europe combined with two negative profit warnings in less than a month. Dutch food retailer Koninklijke Ahold also lagged the broader index. It fell more than 9% based on profit taking and weak quarterly sales from its U.S. business. Finally, QBE Insurance Group, the Australian insurer, declined about 25% owing to unexpected increases in reserves for the company’s Latin American business.

The Portfolio’s derivatives exposure was limited to hedging 80% of its Australian dollar exposure, which represented 2% of the total portfolio. We implemented this hedging using three-month forward

26

currency contracts that were unleveraged and fully covered. Our analysis showed that the Australian dollar was significantly overvalued against the U.S. dollar and we wished to protect the value of the underlying investment in Australian equities. The Portfolio gained from this defensive strategy over the fiscal year.

We believe we have positioned the Portfolio to navigate a potentially volatile environment, with the objective of achieving long-term, stable, real returns while protecting on the downside.

The views expressed are current as of the date of this report and subject to change.

27

Performance summary

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns Periods ended Oct. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
The Labor Select International Equity Portfolio	+0.86%	+8.34%	+6.17%	+5.86%	+7.70%
MSCI EAFE Index (gross)	– 0.17%	+10.17%	+6.99%	+6.29%	+5.28%
MSCI EAFE Index (net)	– 0.60%	+9.68%	+6.52%	+5.80%	+4.87%

Portfolio profile

Oct. 31, 2014

Total net assets	Number of holdings
$373.5 million	55

Inception date

Dec. 19, 1995

  Growth of $1,000,000

	Starting value (Oct. 31, 2004)	Ending value (Oct. 31, 2014)

MSCI EAFE Index (gross)	$1,000,000	$1,840,196

The Labor Select International Equity Portfolio	$1,000,000	$1,768,168

MSCI EAFE Index (net)	$1,000,000	$1,758,123

The performance graph assumes $1 million invested on Oct. 31, 2004, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.88%.

The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

29

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio

October 31, 2014

Delaware Pooled Trust — The Emerging Markets Portfolio returned +1.89% at net asset value (NAV) with all distributions reinvested for the fiscal year ended Oct. 31, 2014. The Portfolio’s benchmark, the MSCI Emerging Markets Index, returned +0.98% (gross) and +0.64% (net). Complete annualized performance for The Emerging Markets Portfolio is shown in the table on page 31.

Striking political changes in several key developing markets have had significant effects — both positive and negative — on performance for this asset class during the fiscal year (as has the growing strength of the U.S. dollar). In addition, global volatile market conditions and a generally weak economic environment throughout the fiscal year played a part in emerging markets’ lackluster performance numbers this fiscal year.

In our view, the fiscal year’s most positive political development occurred in India in May, when Narendra Modi was elected prime minister by a large majority. It appears to us that the markets believe he can push through the kinds of reforms needed to help India achieve its growth potential. India was up 29.3% for the fiscal year. A second welcome election result occurred in Indonesia, where market-friendly candidate Joko Widodo was elected president in July. Indonesia was up 9.9% for the fiscal year.

Counterbalancing these reform-oriented gains have been Russia and Brazil. For the fiscal year, Russia was down 24.4% while Brazil lost 9.6%. Russia’s woes went beyond the market backlash from its aggressive stance toward Ukraine — falling oil prices and a weak ruble also hurt. In Brazil, the global market’s declining appetite for commodities, along with a lack of confidence in its political leadership and ongoing structural issues, have continued to pressure this market. (Source: MSCI.)

The Portfolio’s overweight positions in India and Indonesia — along with stock selection in these two countries — were strong contributors to the Portfolio’s outperformance relative to its benchmark. The Portfolio’s underweight in Korea and overweight in Mexico also helped performance. Many of the Portfolio’s strongest-performing stocks are names within India. Axis Bank was up 81%; Larsen & Toubro, the engineering and construction company, was up 72%; and Rural Electrification Corp. was up 60%. In Indonesia, a weak currency (down 6%) dampened performance, but our stock selection there benefited the Portfolio. Holdings in Bank Rakyat Indonesia were up 34%, Bank Mandiri was up 15%, and Perusahaan Gas Negara gained 13%.

We maintained an underweight in Russia, which served as a slight positive for the Portfolio relative to its benchmark. Two of the Portfolio’s Russian stocks were big disappointments. Russian holding Sberbank was down 38%, underperforming the market, and Gazprom lost 26%, which was more in line with the benchmark. Two of the Portfolio’s weakest-performing stocks were Brazilian companies. Vale, the iron ore producer, has struggled with weak iron ore prices; it was down 36%. Petrobras, the Brazilian energy company, declined 28%. A third Brazilian stock, EcoRodovias, a toll road operator, down 27%, also performed poorly.

In terms of sector performance, the Portfolio’s underweight in information technology, particularly in the software and services segment that includes the internet portals, was a negative for the Portfolio. Both the Chinese portal Tencent and the Korean portal Naver were a drag on the Portfolio’s performance in relative terms, as we did not own these stocks (both stocks advanced more than 40% during the fiscal year). On the plus side, an underweight in materials and overweights in telecommunications and utilities contributed to the Portfolio’s performance.

In terms of currencies, across all the emerging market economies, the basket of currencies was down 4% against the U.S. dollar. This made it more difficult for investors in many of these markets to realize gains. Among the most negatively affected were Russia (-20%), Chile (-11%), Turkey (-9%), and Brazil (-8%). The Indian rupee was flat, as was the Chinese yuan.

The Portfolio’s positioning in China during the fiscal year has been neutral to slightly underweight. China was up 6% for the period; maintaining a stable currency helped it outperform many other developing markets. Our view on China is that growth should gradually slow. We’ve held that assessment for some time, and thus far this has proved to be the case.

A primary focus of our strategy continues to be a strong value emphasis at the individual stock level, which we believe should serve the Portfolio well from a defensive perspective.

The views expressed are current as of the date of this report and subject to change.

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns Periods ended Oct. 31, 2014	1 year	3 years	5 years	10 years	Lifetime
The Emerging Markets Portfolio	+1.89%	+4.33%	+5.90%	+10.66%	+8.83%
MSCI Emerging Markets Index (gross)	+0.98%	+3.59%	+4.98%	+10.90%	+6.71%
MSCI Emerging Markets Index (net)	+0.64%	+3.24%	+4.64%	+10.54%	+6.43%

Portfolio profile

Oct. 31, 2014

Total net assets	Number of holdings
$310.2 million	78

Inception date
April 16, 1997

  Growth of $1,000,000

	Starting value (Oct. 31, 2004)	Ending value (Oct. 31, 2014)

MSCI Emerging Markets Index (gross)	$1,000,000	$2,814,128

The Emerging Markets Portfolio	$1,000,000	$2,754,790

MSCI Emerging Markets Index (net)	$1,000,000	$2,724,821

The performance graph assumes $1 million invested on Oct. 31, 2004, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(continues	)	31

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio

The most recent prospectus disclosed the Portfolio’s total operating expenses as 1.20%. The purchase reimbursement fee (0.55%) and redemption reimbursement fee (0.55%) are paid to the Portfolio. The fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the “Growth of $1,000,000” graph.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Portfolio may be prepaid prior to maturity, potentially forcing the Portfolio to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Portfolio is presently closed to new investors.

Portfolio management review

Delaware Pooled® Trust — The Emerging Markets Portfolio II

October 31, 2014

For the fiscal year ended Oct. 31, 2014, Delaware Pooled Trust — The Emerging Markets Portfolio II returned +3.80% at net asset value (NAV) with all distributions reinvested. The Portfolio’s benchmark, the MSCI Emerging Markets Index, returned +0.98% (gross) and +0.64% (net) for the same period. Complete annualized performance for The Emerging Markets Portfolio II is shown in the table on page 34.

During the Portfolio’s fiscal year, we saw significant volatility and dispersion among markets and sectors. Macroeconomic and political issues strongly influenced the performance of emerging markets with positive results seen in India and negative effects in Russia and Brazil. Additionally, most emerging-market currencies depreciated against a strong U.S. dollar, particularly in countries with current account deficits, including Brazil, Turkey, and South Africa.

Equities in India rose 25% during the fiscal year in anticipation of substantial reforms by the newly formed government to boost the economy. Additionally, interest rate hikes have helped to moderate inflation, and India has made substantial progress in reducing its current account deficit. Taiwan, up 10%, also outperformed for the period, largely due to strength in the technology sector.

Chinese equities rose 6% in the wake of a comprehensive reform agenda and stimulus measures from the government, including relaxing home purchase restrictions and injecting liquidity into the banking system. But concerns over slowing economic growth persisted, which affected the industrials, financials, and materials sectors.

The Portfolio’s outperformance relative to its benchmark can be attributed to a number of factors, including stock selection in Brazil, China, South Korea, and Mexico. Detractors from relative performance include stock selection in India, Russia, and South Africa.

Among stocks, the Portfolio’s significant overweight positions in B2W Cia Digital, Baidu, KCC, Teva Pharmaceutical Industries, and Yahoo contributed to relative outperformance versus the benchmark. B2W Cia Digital, a Brazilian online retailer, gained 85%. KCC, a South Korean manufacturer of paints and building materials, gained 40%. Baidu, the leading Chinese search engine, gained 48%. Israel-based Teva Pharmaceutical Industries gained 56%. Finally, Yahoo rose 40%.

Among the stocks that most detracted from performance were Chinese internet companies SINA (down 51%) and Sohu.com (down 27%). SINA experienced certain regulatory challenges regarding its online video content, while Sohu.com’s gaming business has slowed down as its key games have matured. The Portfolio also lost ground with two Russian telecommunication stocks. Mobile operator MegaFon was down 32% for the fiscal year, while Mobile Telesystems declined 33%.

In terms of country-level performance, the Portfolio’s stocks in South Korea provided favorable results, gaining 6% versus a 7% decline for the country benchmark. In Mexico, the Portfolio’s holdings returned 12% compared to 7% for the country benchmark. The Portfolio’s Chinese stocks gained 14% as compared to the benchmark’s 6% return. Additionally, even though the Portfolio had a negative return for Brazil (declining 0.42%), we outperformed the benchmark’s return in that market.

In Russia, both stock selection and our slight overweight position hurt the Portfolio’s performance. And in India, although our holdings in this market gained 12%, they failed to keep pace with the benchmark, which rose 29%. Shares of Reliance Industries (up 9%), the Portfolio’s largest position in India, underperformed the Indian market in part due to the government’s repeated delays in raising gas prices.

Our investment philosophy and process emphasize individual company fundamentals and valuations. The Portfolio’s strategy will continue to focus on investing in companies that we view as sustainable franchises and that trade at what we view as significant discounts to our estimates of their intrinsic value.

The views expressed are current as of the date of this report and subject to change.

33

Performance summary

Delaware Pooled® Trust — The Emerging Markets Portfolio II

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 231-8002 or visiting our website at delawareinvestments.com.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns Periods ended Oct. 31, 2014	1 year	3 years	Lifetime
The Emerging Markets Portfolio II	+3.80%	+7.52%	+5.51%
MSCI Emerging Markets Index (gross)	+0.98%	+3.59%	+5.31%
MSCI Emerging Markets Index (net)	+0.64%	+3.24%	+4.96%

Portfolio profile

Oct. 31, 2014

Total net assets	Number of holdings
$42.5 million	114

Inception date
June 23, 2010

  Growth of $1,000,000

	Starting value (June 23, 2010)	Ending value (Oct. 31, 2014)

The Emerging Markets Portfolio II	$1,000,000	$1,262,996

MSCI Emerging Markets Index (gross)	$1,000,000	$1,197,229

MSCI Emerging Markets Index (net)	$1,000,000	$1,179,839

The performance graph assumes $1 million invested on June 23, 2010, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 1.36%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2013, through Oct. 31, 2014,* in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 1.20% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

*The contractual waiver period is from Feb. 28, 2013 through Feb. 27, 2015.

35

Disclosure of Portfolio expenses

For the six-month period from May 1, 2014 to October 31, 2014 (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on The Emerging Markets Portfolio; and (2) ongoing costs, including management fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2014 to Oct. 31, 2014.

Actual Expenses

The first section of the table shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Certain of the Portfolios’ actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Delaware Pooled® Trust

Expense Analysis of an Investment of $1,000

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Annualized Expense Ratio	Expenses Paid During Period 5/1/14 to 10/31/14
Actual Portfolio return†
The Large-Cap Value Equity Portfolio	$1,000.00	$1,076.90	0.69%	$3.61
The Select 20 Portfolio	1,000.00	1,096.20	0.87%	4.60
The Large-Cap Growth Equity Portfolio	1,000.00	1,096.50	0.64%	3.38
The Focus Smid-Cap Growth Equity Portfolio	1,000.00	1,081.70	0.92%	4.83
The High-Yield Bond Portfolio	1,000.00	1,002.30	0.58%	2.93
The Core Plus Fixed Income Portfolio	1,000.00	1,023.70	0.45%	2.30
The International Equity Portfolio	1,000.00	946.20	0.84%	4.12
The Labor Select International Equity Portfolio	1,000.00	938.30	0.85%	4.15
The Emerging Markets Portfolio	1,000.00	1,028.50	1.11%	5.68
The Emerging Markets Portfolio II	1,000.00	1,054.40	1.20%	6.21

	Beginning Account Value 5/1/14	Ending Account Value 10/31/14	Annualized Expense Ratio	Expenses Paid During Period 5/1/14 to 10/31/14
Hypothetical 5% return (5% return before expenses)
The Large-Cap Value Equity Portfolio	$1,000.00	$1,021.73	0.69%	$3.52
The Select 20 Portfolio	1,000.00	1,020.82	0.87%	4.43
The Large-Cap Growth Equity Portfolio	1,000.00	1,021.98	0.64%	3.26
The Focus Smid-Cap Growth Equity Portfolio	1,000.00	1,020.57	0.92%	4.69
The High-Yield Bond Portfolio	1,000.00	1,022.28	0.58%	2.96
The Core Plus Fixed Income Portfolio	1,000.00	1,022.94	0.45%	2.29
The International Equity Portfolio	1,000.00	1,020.97	0.84%	4.28
The Labor Select International Equity Portfolio	1,000.00	1,020.92	0.85%	4.33
The Emerging Markets Portfolio	1,000.00	1,019.61	1.11%	5.65
The Emerging Markets Portfolio II	1,000.00	1,019.16	1.20%	6.11

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

37

Security type / sector allocations

and top 10 equity holdings

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	96.02%
Consumer Discretionary	6.41%
Consumer Staples	11.67%
Energy	14.77%
Financials	12.08%
Healthcare	18.00%
Industrials	9.19%
Information Technology	12.05%
Materials	2.85%
Telecommunications	5.98%
Utilities	3.02%
Short-Term Investments	3.85%
Total Value of Securities	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Lowe’s	3.22%
Johnson Controls	3.20%
Broadcom Class A	3.19%
Northrop Grumman	3.14%
Quest Diagnostics	3.10%
Cardinal Health	3.08%
Halliburton	3.08%
Mondelez International Class A	3.07%
ConocoPhillips	3.06%
Waste Management	3.06%

Delaware Pooled® Trust — The Select 20 Portfolio

As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Common Stock²	98.84%
Consumer Discretionary	21.56%
Consumer Staples	2.56%
Energy	4.91%
Financial Services	17.08%
Healthcare	12.71%
Office REIT	3.43%
Producer Durables	5.07%
Technology*	26.36%
Utilities	5.16%
Short-Term Investments	1.17%
Total Value of Securities	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

*To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Technology sector (as disclosed herein for financial reporting purposes) is divided into various sub-categories or “industries,” in this case, computers, internet, semiconductors, and software. As of Oct. 31, 2014, such amounts, as a percentage of total net assets, were 4.32%, 5.61%, 5.29%, and 11.14%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in the “Technology sector” for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Visa Class A	7.50%
Allergan	7.05%
Microsoft	6.30%
Celgene	5.66%
QUALCOMM	5.29%
j2 Global	5.16%
Zebra Technologies	5.07%
EOG Resources	4.91%
Crown Castle International	4.91%
Intuit	4.84%

(continues	)	39

Security type / sector allocations

and top 10 equity holdings

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Common Stock²	99.62%
Consumer Discretionary	24.25%
Consumer Staples	4.39%
Energy	9.64%
Financial Services	17.33%
Healthcare	16.76%
Information Technology*	27.25%
Short-Term Investments	1.40%
Total Value of Securities	101.02%
Liabilities Net of Receivables and Other Assets	(1.02%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

*To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is divided into various sub-categories or “industries,” in this case, internet, semiconductors, and software. As of October 31, 2014, such amounts, as a percentage of total net assets, were 11.24%, 4.28%, and 11.19%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in the “Information Technology sector” for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Celgene	6.54%
Microsoft	5.72%
Allergan	5.59%
Visa Class A	5.22%
QUALCOMM	4.82%
MasterCard Class A	4.79%
eBay	4.52%
Crown Castle International	4.51%
Walgreen	4.39%
EOG Resources	4.32%

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	95.94%
Consumer Discretionary	24.12%
Energy	4.30%
Financial Services	15.86%
Healthcare	10.58%
Office REITs	4.30%
Producer Durables	15.71%
Technology	16.07%
Utilities	5.00%
Short-Term Investments	4.20%
Total Value of Securities	100.14%
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Heartland Payment Systems	5.85%
DineEquity	5.59%
MSCI Class A	5.55%
Sally Beauty Holdings	5.13%
j2 Global	5.00%
Graco	4.90%
Ulta Salon Cosmetics & Fragrance	4.87%
Techne	4.86%
Affiliated Managers Group	4.45%
VeriFone Systems	4.42%

(continues	)	41

Security type / sector allocations

Delaware Pooled® Trust — The High-Yield Bond Portfolio

As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	0.23%
Corporate Bonds	86.50%
Automobiles	2.12%
Banking	3.53%
Basic Industry	10.16%
Capital Goods	6.21%
Consumer Cyclical	4.74%
Consumer Non-Cyclical	1.70%
Energy	15.09%
Financials	1.33%
Healthcare	6.55%
Insurance	2.18%
Media	10.84%
Services	5.79%
Technology & Electronics	4.62%
Telecommunications	8.48%
Utilities	3.16%
Senior Secured Loans	5.97%
Common Stock	0.00%
Convertible Preferred Stock	0.07%
Preferred Stock	1.63%
Short-Term Investments	5.49%
Total Value of Securities	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Security	0.19%
Agency Collateralized Mortgage Obligations	1.05%
Agency Mortgage-Backed Securities	25.88%
Agency Obligation	0.12%
Commercial Mortgage-Backed Securities	4.48%
Convertible Bonds	0.27%
Corporate Bonds	46.16%
Banking	5.28%
Basic Industry	3.43%
Brokerage	0.43%
Capital Goods	1.33%
Communications	7.33%
Consumer Cyclical	2.97%
Consumer Non-Cyclical	5.30%
Electric	5.80%
Energy	4.53%
Financials	0.98%
Insurance	1.76%
Natural Gas	1.81%
Real Estate	1.58%
Technology	1.81%
Transportation	1.82%

Security type / sector	Percentage of net assets
Municipal Bonds	0.26%
Non-Agency Asset-Backed Securities	4.03%
Non-Agency Collateralized Mortgage Obligations	0.16%
Regional Bond	0.12%
Senior Secured Loans	8.13%
Sovereign Bonds	0.46%
Supranational Bank	0.04%
U.S. Treasury Obligations	6.81%
Convertible Preferred Stock	0.05%
Preferred Stock	0.27%
Short-Term Investments	18.82%
Total Value of Securities	117.30%
Liabilities Net of Receivables and Other Assets	(17.30%)
Total Net Assets	100.00%

(continues	)	43

Security type / country and sector allocations

Delaware Pooled® Trust — The International Equity Portfolio

As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stock	99.03%
Australia	2.55%
Belgium	0.00%
China	2.64%
France	11.70%
Germany	7.46%
Israel	2.08%
Italy	2.18%
Japan	17.25%
Netherlands	6.09%
Singapore	4.62%
Spain	6.99%
Sweden	2.23%
Switzerland	12.73%
Taiwan	1.02%
United Kingdom	19.49%
Short-Term Investments	0.42%
Total Value of Securities	99.45%
Receivables and Other Assets Net of Liabilities	0.55%
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Consumer Discretionary	5.47%
Consumer Staples	15.23%
Energy	12.51%
Financials	10.93%
Healthcare	13.02%
Industrials	9.61%
Information Technology	8.37%
Materials	2.01%
Telecommunication Services	14.58%
Utilities	7.30%
Total	99.03%

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stock	99.02%
Australia	2.54%
Belgium	0.00%
France	13.46%
Germany	7.34%
Israel	2.07%
Japan	18.15%
Netherlands	6.41%
Singapore	5.44%
Spain	6.96%
Sweden	2.35%
Switzerland	12.78%
United Kingdom	21.52%
Short-Term Investments	0.72%
Total Value of Securities	99.74%
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Consumer Discretionary	5.45%
Consumer Staples	16.21%
Energy	11.34%
Financials	10.97%
Healthcare	13.20%
Industrials	9.04%
Information Technology	7.86%
Materials	2.05%
Telecommunication Services	13.68%
Utilities	9.22%
Total	99.02%

(continues	)	45

Security type / country and sector allocations

Delaware Pooled® Trust — The Emerging Markets Portfolio

As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stock	94.85%
Brazil	7.20%
Chile	2.91%
China	18.15%
Colombia	0.43%
India	8.51%
Indonesia	4.05%
Kazakhstan	0.70%
Malaysia	5.49%
Mexico	7.08%
Peru	1.55%
Philippines	2.20%
Qatar	1.85%
Republic of Korea	5.93%
Romania	0.50%
Russia	3.53%
South Africa	3.04%
Taiwan	7.92%
Thailand	2.28%
Turkey	4.60%
United Arab Emirates	0.67%
United Kingdom	3.99%
United States	2.27%
Preferred Stock	3.26%
Brazil	2.55%
India	0.04%
Republic of Korea	0.67%
Short-Term Investments	1.25%
Total Value of Securities	99.36%
Receivables and Other Assets Net of Liabilities	0.64%
Total Net Assets	100.00%

Common and preferred stock by sector	Percentage of net assets
Consumer Discretionary	13.91%
Consumer Staples	9.15%
Energy	11.47%
Financials	19.92%
Healthcare	1.53%
Industrials	8.80%
Information Technology	10.69%
Materials	3.71%
Telecommunication Services	9.44%
Utilities	9.49%
Total	98.11%

Delaware Pooled® Trust — The Emerging Markets Portfolio II

As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stock	98.50%
Argentina	1.51%
Bahrain	0.03%
Brazil	16.71%
Chile	0.74%
China/Hong Kong	17.29%
Colombia	1.28%
India	8.26%
Indonesia	1.44%
Israel	2.66%
Malaysia	0.48%
Mexico	7.47%
Netherlands	0.73%
Peru	0.25%
Poland	0.67%
Republic of Korea	20.88%
Russia	4.73%
South Africa	1.31%
Taiwan	5.24%
Thailand	1.40%
Turkey	1.39%
United Kingdom	0.21%
United States	3.82%
Preferred Stock	1.36%
Republic of Korea	1.36%
Short-Term Investments	2.59%
Total Value of Securities	102.45%
Liabilities Net of Receivables and Other Assets	(2.45%)
Total Net Assets	100.00%

Common and preferred stock by sector	Percentage of net assets
Consumer Discretionary	8.19%
Consumer Staples	12.61%
Energy	15.46%
Financials	10.67%
Healthcare	2.66%
Industrials	3.98%
Information Technology	22.04%
Materials	8.48%
Telecommunication Services	15.64%
Utilities	0.13%
Total	99.86%

47

Schedules of investments

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

October 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 96.02%

Consumer Discretionary – 6.41%
Johnson Controls	94,600	$4,469,850
Lowe’s	78,600	4,495,920

		8,965,770

Consumer Staples – 11.67%
Archer-Daniels-Midland	80,400	3,778,800
CVS Health	47,900	4,110,299
Kraft Foods Group	73,233	4,126,680
Mondelez International Class A	121,900	4,298,194

		16,313,973

Energy – 14.77%
Chevron	34,900	4,186,255
ConocoPhillips	59,300	4,278,495
Halliburton	78,100	4,306,434
Marathon Oil	113,100	4,003,740
Occidental Petroleum	43,600	3,877,348

		20,652,272

Financials – 12.08%
Allstate	65,200	4,228,220
Bank of New York Mellon	107,800	4,174,016
BB&T	111,500	4,223,620
Marsh & McLennan	78,400	4,262,608

		16,888,464

Healthcare – 18.00%
Baxter International	57,900	4,061,106
Cardinal Health	54,900	4,308,552
Johnson & Johnson	39,100	4,214,198
Merck	70,400	4,078,976
Pfizer	139,211	4,169,369
Quest Diagnostics	68,200	4,327,972

		25,160,173

Industrials – 9.19%
Northrop Grumman	31,800	4,387,128
Raytheon	40,200	4,175,976
Waste Management	87,500	4,277,875

		12,840,979

Information Technology – 12.05%
Broadcom Class A	106,400	4,456,032
Cisco Systems	166,200	4,066,914
Intel	121,000	4,115,210
Xerox	316,700	4,205,776

		16,843,932

	Number of shares	Value (U.S. $)

Common Stock (continued)

Materials – 2.85%
duPont (E.I.) deNemours	57,600	$3,983,040

		3,983,040

Telecommunications – 5.98%
AT&T	118,600	4,132,024
Verizon Communications	84,100	4,226,025

		8,358,049

Utilities – 3.02%
Edison International	67,500	4,224,150

		4,224,150

Total Common Stock (cost $113,904,672)		134,230,802

	Principal amount°

Short-Term Investments – 3.85%

Discount Notes – 1.81%≠
Federal Home Loan Bank
0.025% 11/13/14	352,281	352,280
0.038% 11/19/14	1,519,543	1,519,534
0.077% 11/14/14	652,275	652,273

		2,524,087

Repurchase Agreements – 0.82%
Bank of America Merrill Lynch 0.06%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $365,179 (collateralized by U.S. government obligations 0.00%–2.75% 2/15/19–1/15/26 market value $372,481)	365,177	365,177
Bank of Montreal 0.07%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $60,863 (collateralized by U.S. government obligations 0.00%–11.25% 10/31/14–5/15/44 market value $62,080)	60,863	60,863

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.11%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $718,966 (collateralized by U.S. government obligations 0.00%–4.375% 8/31/15–11/15/42 market value $733,340)	718,960	$718,960

		1,145,000

U.S. Treasury Obligations – 1.22%≠
U.S. Treasury Bills
0.005% 12/26/14	1,639,303	1,639,278
0.093% 11/13/14	72,681	72,681

		1,711,959

Total Short-Term Investments (cost $5,381,020)		5,381,046

Total Value of Securities – 99.87% (cost $119,285,692)		$139,611,848

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

See accompanying notes, which are an integral part of the financial statements.

49

Schedules of investments

Delaware Pooled® Trust — The Select 20 Portfolio

October 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 98.84%²

Consumer Discretionary – 21.56%
Discovery Communications Class A †	94,615	$3,344,640
eBay †	66,635	3,498,337
L Brands	57,355	4,136,443
Liberty Interactive Class A †	152,845	3,995,368
Liberty Ventures Class A †	27,492	964,969
Priceline Group †	2,937	3,542,639

		19,482,396

Consumer Staples – 2.56%
Walgreen	36,040	2,314,489

		2,314,489

Energy – 4.91%
EOG Resources	46,720	4,440,736

		4,440,736

Financial Services – 17.08%
Crown Castle International	56,840	4,440,341
IntercontinentalExchange	20,270	4,222,038
Visa Class A	28,050	6,772,112

		15,434,491

Healthcare – 12.71%
Allergan	33,515	6,369,861
Celgene †	47,715	5,109,799

		11,479,660

Office REIT – 3.43%
Equity Commonwealth	115,880	3,095,155

		3,095,155

Producer Durables – 5.07%
Zebra Technologies †	62,131	4,582,161

		4,582,161

Technology – 26.36%
Google Class A †	4,500	2,555,415
Google Class C †	4,494	2,512,506
Intuit	49,655	4,370,137
Microsoft	121,230	5,691,749
QUALCOMM	60,865	4,778,510
VeriFone Systems †	104,800	3,904,848

		23,813,165

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Utilities – 5.16%
j2 Global	86,130	$4,658,773

		4,658,773

Total Common Stock (cost $56,518,096)		89,301,026

	Principal amount°

Short-Term Investments – 1.17%

Discount Notes – 0.58%≠
Federal Home Loan Bank
0.025% 11/13/14	28,300	28,300
0.065% 11/19/14	437,506	437,503
0.077% 11/14/14	55,480	55,479

		521,282

U.S. Treasury Obligations – 0.59%≠
U.S. Treasury Bills
0.005% 12/26/14	81,516	81,514
0.093% 11/13/14	457,824	457,823

		539,337

Total Short-Term Investments (cost $1,060,594)		1,060,619

Total Value of Securities – 100.01% (cost $57,578,690)		$90,361,645

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

October 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 99.62%²

Consumer Discretionary – 24.25%
Discovery Communications Class A †	66,508	$2,351,058
Discovery Communications Class C †	202,911	7,099,856
eBay †	238,894	12,541,935
L Brands	149,922	10,812,375
Liberty Interactive Class A †	379,849	9,929,253
Liberty Ventures Class A †	54,003	1,895,505
NIKE Class B	76,790	7,139,166
Priceline Group †	9,541	11,508,450
Sally Beauty Holdings †	135,415	3,969,014

		67,246,612

Consumer Staples – 4.39%
Walgreen	189,350	12,160,057

		12,160,057

Energy – 9.64%
EOG Resources	126,126	11,988,276
Kinder Morgan	145,108	5,615,680
Williams	164,235	9,116,685

		26,720,641

Financial Services – 17.33%
Crown Castle International	160,122	12,508,731
IntercontinentalExchange	37,486	7,807,959
MasterCard Class A	158,512	13,275,380
Visa Class A	59,921	14,466,727

		48,058,797

Healthcare – 16.76%
Allergan	81,554	15,500,153
Celgene †	169,366	18,137,405
Novo Nordisk ADR	165,195	7,463,510
Perrigo	33,383	5,389,685

		46,490,753

Information Technology – 27.25%
Adobe Systems †	96,830	6,789,720
Baidu ADR †	34,170	8,158,771
Equinix	40,894	8,542,756
Google Class A †	10,373	5,890,515
Google Class C †	10,478	5,858,040
Intuit	95,250	8,382,953
Microsoft	338,028	15,870,414

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Information Technology (continued)
QUALCOMM	170,260	$13,367,113
Yelp †	45,321	2,719,260

		75,579,542

Total Common Stock (cost $192,431,692)		276,256,402

	Principal amount°

Short-Term Investments – 1.40%

Repurchase Agreements – 1.40%
Bank of America Merrill Lynch 0.06%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $1,238,420 (collateralized by U.S. government obligations 0.00%–2.75% 2/15/19–1/15/26 market value $1,263,182)	1,238,414	1,238,414
Bank of Montreal 0.07%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $206,403 (collateralized by U.S. government obligations 0.00%–11.25% 10/31/14–5/15/44 market value $210,530)	206,402	206,402
BNP Paribas 0.11%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $2,438,207 (collateralized by U.S. government obligations 0.00%–4.375% 8/31/15–11/15/42 market value $2,486,950)	2,438,184	2,438,184

		3,883,000

Total Short-Term Investments (cost $3,883,000)		3,883,000

Total Value of Securities – 101.02% (cost $196,314,692)		$280,139,402

(continues	)	51

Schedules of investments

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

October 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 95.94%

Consumer Discretionary – 24.12%
CBS Outdoor Americas	29,800	$906,814
Coupons.com †	34,128	475,062
DineEquity	27,175	2,417,488
Dunkin’ Brands Group	24,250	1,102,890
K12 †	7,411	91,896
Sally Beauty Holdings †	75,700	2,218,767
Shutterstock †	14,400	1,119,744
Ulta Salon Cosmetics & Fragrance †	17,450	2,108,135

		10,440,796

Energy – 4.30%
Core Laboratories	13,325	1,859,237

		1,859,237

Financial Services – 15.86%
Affiliated Managers Group †	9,650	1,927,973
Heartland Payment Systems	49,040	2,532,916
MSCI Class A	51,525	2,404,157

		6,865,046

Healthcare – 10.58%
ABIOMED †	50,827	1,666,617
athenahealth †	6,625	811,563
Techne	23,100	2,103,255

		4,581,435

Office REITs – 4.30%
Equity Commonwealth	69,725	1,862,355

		1,862,355

Producer Durables – 15.71%
Expeditors International of Washington	37,925	1,617,881
Graco	27,000	2,119,500
Ritchie Bros Auctioneers	53,700	1,309,743
Zebra Technologies †	23,759	1,752,226

		6,799,350

Technology – 16.07%
Blackbaud	39,225	1,745,513
Ellie Mae †	18,575	712,909
Logitech International Class R †	107,719	1,524,664
NIC	57,325	1,056,500
VeriFone Systems †	51,380	1,914,419

		6,954,005

	Number of shares	Value (U.S. $)

Common Stock (continued)

Utilities – 5.00%
j2 Global	40,000	$2,163,600

		2,163,600

Total Common Stock (cost $30,307,793)		41,525,824

	Principal amount°

Short-Term Investments – 4.20%

Discount Notes – 1.02%≠
Federal Home Loan Bank
0.025% 11/13/14	88,660	88,659
0.035% 11/19/14	354,639	354,637

		443,296

Repurchase Agreements – 1.69%
Bank of America Merrill Lynch 0.06%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $232,503 (collateralized by U.S. government obligations 0.00%–2.75% 2/15/19–1/15/26 market value $237,152)	232,502	232,502
Bank of Montreal 0.07%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $38,750 (collateralized by U.S. government obligations 0.00%–11.25% 10/31/14–5/15/44 market value $39,525)	38,750	38,750
BNP Paribas 0.11%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $457,752 (collateralized by U.S. government obligations 0.00%–4.375% 8/31/15–11/15/42 market value $466,904)	457,748	457,748

		729,000

(continues	)	53

Schedules of investments

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

U.S. Treasury Obligations – 1.49%≠
U.S. Treasury Bills
0.005% 12/26/14	410,575	$410,569
0.093% 11/13/14	234,313	234,312

		644,881

Total Short-Term Investments (cost $1,817,170)		1,817,177

Total Value of Securities – 100.14% (cost $32,124,963)		$43,343,001

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The High-Yield Bond Portfolio

October 31, 2014

	Principal amount°	Value (U.S. $)

Convertible Bond – 0.23%

Salix Pharmaceuticals 1.50% exercise price $65.81, expiration date 3/15/19	150,000	$335,906

Total Convertible Bond (cost $212,250)		335,906

Corporate Bonds – 86.50%

Automobiles – 2.12%
Chassix 144A 9.25% 8/1/18 #	515,000	502,125
General Motors
4.875% 10/2/23	290,000	312,113
6.25% 10/2/43	375,000	448,125
International Automotive Components Group 144A 9.125% 6/1/18 #	721,000	755,247
Meritor
6.25% 2/15/24	200,000	205,000
6.75% 6/15/21	375,000	397,500
Tupy Overseas 144A 6.625% 7/17/24 #	400,000	407,000

		3,027,110

Banking – 3.53%
Bank of America
6.25% 9/29/49 •	195,000	195,731
6.50% 10/23/49 •	430,000	442,900
Barclays Bank 7.625% 11/21/22	560,000	611,100
Credit Suisse Group 144A 7.50% 12/11/49 #•	610,000	649,833
HSBC Holdings 6.375% 12/29/49 •	650,000	663,813
JPMorgan Chase 6.75% 1/29/49 •	695,000	735,727
Lloyds Banking Group 7.50% 4/30/49 •	695,000	724,537
Popular 7.00% 7/1/19	1,023,000	1,035,787

		5,059,428

Basic Industry – 10.16%
AK Steel
7.625% 5/15/20	687,000	695,587
7.625% 10/1/21	325,000	326,625
ArcelorMittal 6.125% 6/1/18	529,000	567,353
Arch Coal 144A 8.00% 1/15/19 #	580,000	379,900
Builders FirstSource 144A 7.625% 6/1/21 #	758,000	790,215
Cemex 144A 7.25% 1/15/21 #	780,000	843,375

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
CPG Merger Sub 144A 8.00% 10/1/21 #	610,000	$628,300
First Quantum Minerals
144A 6.75% 2/15/20 #	303,000	294,667
144A 7.00% 2/15/21 #	303,000	298,834
144A 7.25% 5/15/22 #	400,000	391,000
FMG Resources August 2006 144A 6.875% 4/1/22 #	827,000	856,979
Hardwoods Acquisition 144A 7.50% 8/1/21 #	435,000	441,525
HD Supply 11.50% 7/15/20	550,000	642,813
JMC Steel Group 144A 8.25% 3/15/18 #	481,000	490,019
Kissner Milling 144A 7.25% 6/1/19 #	520,000	531,700
LSB Industries 7.75% 8/1/19	470,000	503,934
Lundin Mining 144A 7.875% 11/1/22 #	675,000	703,687
New Gold 144A 6.25% 11/15/22 #	564,000	554,130
Nortek 8.50% 4/15/21	432,000	466,560
NOVA Chemicals 144A 5.00% 5/1/25 #	380,000	393,300
Polymer Group 144A 6.875% 6/1/19 #	785,000	778,131
Ryerson
9.00% 10/15/17	317,000	334,435
11.25% 10/15/18	89,000	97,455
Sappi Papier Holding 144A 6.625% 4/15/21 #	200,000	209,000
Steel Dynamics 144A 5.50% 10/1/24 #	405,000	429,300
TPC Group 144A 8.75% 12/15/20 #	820,000	862,025
Wise Metals Group 144A 8.75% 12/15/18 #	275,000	298,375
Wise Metals Intermediate Holdings 144A 9.75% 6/15/19 #	180,000	195,975
WR Grace
144A 5.125% 10/1/21 #	260,000	271,539
144A 5.625% 10/1/24 #	255,000	269,663

		14,546,401

Capital Goods – 6.21%
Accudyne Industries 144A 7.75% 12/15/20 #	700,000	731,500
Ardagh Packaging Finance 144A 6.00% 6/30/21 #	840,000	830,550

(continues	)	55

Schedules of investments

Delaware Pooled® Trust — The High-Yield Bond Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
BWAY Holding 144A 9.125% 8/15/21 #	1,095,000	$1,141,537
Consolidated Container 144A 10.125% 7/15/20 #	471,000	445,095
Gardner Denver 144A 6.875% 8/15/21 #	799,000	836,953
Gates Global 144A 6.00% 7/15/22 #	1,075,000	1,048,125
Milacron 144A 7.75% 2/15/21 #	490,000	512,050
Plastipak Holdings 144A 6.50% 10/1/21 #	485,000	501,975
Reynolds Group Issuer 8.25% 2/15/21	835,000	901,800
Signode Industrial Group 144A 6.375% 5/1/22 #	580,000	564,050
TransDigm
6.00% 7/15/22	745,000	757,106
6.50% 7/15/24	605,000	626,175

		8,896,916

Consumer Cyclical – 4.74%
BI-LO 144A PIK 8.625% 9/15/18 #T	735,000	663,337
DBP Holding 144A 7.75% 10/15/20 #	411,000	368,873
K. Hovnanian Enterprises 144A 8.00% 11/1/19 #	355,000	358,550
Landry’s 144A 9.375% 5/1/20 #	1,032,000	1,108,110
Men’s Wearhouse 144A 7.00% 7/1/22 #	350,000	364,437
Michaels Stores 144A 5.875% 12/15/20 #	485,000	492,275
Midas Intermediate Holdco II 144A 7.875% 10/1/22 #	450,000	452,250
Pantry 8.375% 8/1/20	554,000	584,470
Party City Holdings 8.875% 8/1/20	593,000	646,370
PC Nextco Holdings 8.75% 8/15/19	355,000	362,100
PF Chang’s China Bistro 144A 10.25% 6/30/20 #	439,000	439,000
Rite Aid 6.75% 6/15/21	750,000	804,375
Roundy’s Supermarkets 144A 10.25% 12/15/20 #	155,000	141,050

		6,785,197

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical – 1.70%
Crestview DS Merger Sub II 10.00% 9/1/21	405,000	$449,550
Darling Ingredients 5.375% 1/15/22	235,000	236,469
JBS Investments 144A 7.75% 10/28/20 #	685,000	753,931
Prestige Brands 144A 5.375% 12/15/21 #	450,000	437,625
Spectrum Brands
6.375% 11/15/20	103,000	109,695
6.625% 11/15/22	416,000	448,240

		2,435,510

Energy – 15.09%
Baytex Energy
144A 5.125% 6/1/21 #	125,000	122,500
144A 5.625% 6/1/24 #	595,000	576,406
California Resources
144A 5.50% 9/15/21 #	725,000	740,406
144A 6.00% 11/15/24 #	680,000	695,300
Calumet Specialty Products Partners 7.625% 1/15/22	920,000	943,000
Chaparral Energy
7.625% 11/15/22	267,000	261,660
8.25% 9/1/21	312,000	315,120
CHC Helicopter 9.375% 6/1/21	645,000	688,537
Chesapeake Energy
4.875% 4/15/22	990,000	1,017,473
5.75% 3/15/23	35,000	38,500
Compressco Partners 144A 7.25% 8/15/22 #	705,000	699,713
Energy Transfer Equity 5.875% 1/15/24	290,000	305,950
Energy XXI Gulf Coast 144A 6.875% 3/15/24 #	635,000	503,237
Exterran Partners 6.00% 4/1/21	590,000	572,300
FTS International 144A 6.25% 5/1/22 #	665,000	631,750
Genesis Energy 5.75% 2/15/21	665,000	669,156
Halcon Resources
8.875% 5/15/21	339,000	279,675
9.75% 7/15/20	1,055,000	885,541
Hercules Offshore
144A 6.75% 4/1/22 #	655,000	387,269
144A 7.50% 10/1/21 #	300,000	188,250
144A 8.75% 7/15/21 #	175,000	113,750

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Key Energy Services 6.75% 3/1/21	895,000	$801,025
Laredo Petroleum
5.625% 1/15/22	375,000	371,250
7.375% 5/1/22	346,000	361,570
Linn Energy
6.50% 5/15/19	335,000	314,900
6.50% 9/15/21	305,000	280,600
Midstates Petroleum 9.25% 6/1/21	1,165,000	996,075
Murphy Oil USA 6.00% 8/15/23	615,000	647,287
Northern Blizzard Resources 144A 7.25% 2/1/22 #	404,000	385,820
Northern Oil & Gas 8.00% 6/1/20	580,000	543,750
NuStar Logistics 6.75% 2/1/21	400,000	437,000
Oasis Petroleum 6.875% 3/15/22	935,000	977,075
Ocean Rig UDW 144A 7.25% 4/1/19 #	1,010,000	868,600
Offshore Group Investment 7.125% 4/1/23	170,000	141,100
PDC Energy 7.75% 10/15/22	535,000	564,543
Pioneer Energy Services 144A 6.125% 3/15/22 #	265,000	247,113
Regency Energy Partners 5.875% 3/1/22	630,000	674,100
Samson Investment 9.75% 2/15/20	926,000	689,870
SandRidge Energy 8.125% 10/15/22	861,000	783,510
Triangle USA Petroleum 144A 6.75% 7/15/22 #	400,000	352,000
Ultra Petroleum 144A 6.125% 10/1/24 #	185,000	175,981
Warren Resources 144A 9.00% 8/1/22 #	400,000	361,000

		21,609,662

Financials – 1.33%
Consolidated Energy Finance 144A 6.75% 10/15/19 #	544,000	556,240
Infinity Acquisition 144A 7.25% 8/1/22 #	780,000	733,200
Nuveen Investments 144A 9.50% 10/15/20 #	504,000	616,140

		1,905,580

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Healthcare – 6.55%
Air Medical Group Holdings 9.25% 11/1/18	312,000	$327,210
Amsurg 144A 5.625% 7/15/22 #	350,000	364,394
Community Health Systems 144A 6.875% 2/1/22 #	735,000	794,719
6.875% 2/1/22	365,000	394,656
7.125% 7/15/20	163,000	176,651
8.00% 11/15/19	56,000	60,620
Crimson Merger Sub 144A 6.625% 5/15/22 #	450,000	421,313
DaVita HealthCare Partners 5.125% 7/15/24	1,065,000	1,088,297
Immucor 11.125% 8/15/19	612,000	670,140
Kinetic Concepts
10.50% 11/1/18	423,000	467,415
12.50% 11/1/19	290,000	321,175
Mallinckrodt International Finance 4.75% 4/15/23	345,000	332,063
MPH Acquisition Holdings 144A 6.625% 4/1/22 #	305,000	319,869
Par Pharmaceutical 7.375% 10/15/20	1,241,000	1,324,767
Salix Pharmaceuticals 144A 6.00% 1/15/21 #	755,000	819,175
Tenet Healthcare 144A 5.00% 3/1/19 #	465,000	466,744
6.00% 10/1/20	285,000	307,087
8.125% 4/1/22	375,000	430,781
Valeant Pharmaceuticals International 144A 6.375% 10/15/20 #	281,000	289,430

		9,376,506

Insurance – 2.18%
American International Group 8.175% 5/15/58 •	562,000	765,725
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	645,000	675,637
Hub Holdings 144A PIK 8.125% 7/15/19 #T	190,000	189,525
Onex USI Acquisition 144A 7.75% 1/15/21 #	585,000	595,237
XL Group 6.50% 10/29/49 •	925,000	889,850

		3,115,974

Media – 10.84%
Altice 144A 7.75% 5/15/22 #	690,000	726,225

(continues	)	57

Schedules of investments

Delaware Pooled® Trust — The High-Yield Bond Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Media (continued)
CBS Outdoor Americas Capital 144A 5.875% 3/15/25 #	425,000	$447,313
CCO Holdings 5.25% 9/30/22	499,000	503,990
CCOH Safari
5.50% 12/1/22	425,000	430,313
5.75% 12/1/24	750,000	756,094
Columbus International 144A 7.375% 3/30/21 #	950,000	1,010,563
CSC Holdings 144A 5.25% 6/1/24 #	1,096,000	1,101,480
DISH DBS 5.00% 3/15/23	240,000	239,700
Gannett
144A 4.875% 9/15/21 #	130,000	131,300
144A 5.50% 9/15/24 #	455,000	470,925
Gray Television 7.50% 10/1/20	1,020,000	1,072,275
iHeartMedia
144A 9.00% 9/15/22 #	735,000	740,513
PIK 14.00% 2/1/21 ✤	631,250	550,766
MDC Partners 144A 6.75% 4/1/20 #	670,000	697,637
Media General Financing 144A 5.875% 11/15/22 #	425,000	429,250
Mediacom Broadband 5.50% 4/15/21	400,000	408,500
Numericable Group
144A 6.00% 5/15/22 #	690,000	706,387
144A 6.25% 5/15/24 #	200,000	206,000
RCN Telecom Services 144A 8.50% 8/15/20 #	490,000	515,725
Sinclair Television Group 144A 5.625% 8/1/24 #	970,000	962,725
Unitymedia KabelBW 144A 6.125% 1/15/25 #	750,000	784,687
Virgin Media Finance
144A 6.00% 10/15/24 #	345,000	360,094
144A 6.375% 4/15/23 #	800,000	850,000
VTR Finance 144A 6.875% 1/15/24 #	1,345,000	1,415,613

		15,518,075

Services – 5.79%
AECOM Technology
144A 5.75% 10/15/22 #	260,000	274,300
144A 5.875% 10/15/24 #	315,000	333,900

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Services (continued)
Algeco Scotsman Global Finance 144A 10.75% 10/15/19 #	1,065,000	$1,054,350
Caesars Growth Properties Holdings 144A 9.375% 5/1/22 #	440,000	410,850
Covanta Holding 5.875% 3/1/24	670,000	695,125
Geo Group 5.875% 10/15/24	435,000	450,225
Mattamy Group 144A 6.50% 11/15/20 #	775,000	788,563
MCE Finance 144A 5.00% 2/15/21 #	200,000	198,000
Navios South American Logistics 144A 7.25% 5/1/22 #	605,000	611,050
Pinnacle Entertainment
6.375% 8/1/21	265,000	284,875
7.75% 4/1/22	210,000	230,475
Stena 144A 7.00% 2/1/24 #	725,000	725,000
United Rentals North America 5.75% 11/15/24	1,145,000	1,203,681
Vander Intermediate Holding II 144A PIK 9.75% 2/1/19 #T	235,000	249,687
Watco 144A 6.375% 4/1/23 #	280,000	285,600
West 144A 5.375% 7/15/22 #	500,000	486,250

		8,281,931

Technology & Electronics – 4.62%
BMC Software Finance 144A 8.125% 7/15/21 #	360,000	346,500
CommScope 144A 5.50% 6/15/24 #	675,000	685,969
Entegris 144A 6.00% 4/1/22 #	665,000	679,963
First Data
11.25% 1/15/21	965,000	1,114,575
11.75% 8/15/21	885,000	1,042,087
First Data Holdings 144A PIK 14.50% 9/24/19 #✥	40,712	43,226
Infor Software Parent 144A PIK 7.125% 5/1/21 #T	1,075,000	1,093,813
j2 Global 8.00% 8/1/20	702,000	759,915
NCR 6.375% 12/15/23	465,000	492,900

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Technology & Electronics (continued)
Viasystems 144A
7.875% 5/1/19 #	336,000	$357,840

		6,616,788

Telecommunications – 8.48%
CenturyLink 6.75% 12/1/23	400,000	445,500
Cogent Communications
Finance 144A
5.625% 4/15/21 #	605,000	592,900
Digicel Group
144A 7.125% 4/1/22 #	225,000	226,687
144A 8.25% 9/30/20 #	1,050,000	1,102,500
Hughes Satellite Systems
7.625% 6/15/21	439,000	490,583
Intelsat Luxembourg
7.75% 6/1/21	960,000	1,006,800
8.125% 6/1/23	1,450,000	1,547,875
Level 3 Escrow II 144A
5.375% 8/15/22 #	715,000	729,300
Sprint
144A 7.125% 6/15/24 #	845,000	871,406
144A 7.25% 9/15/21 #	980,000	1,038,800
144A 7.875% 9/15/23 #	410,000	444,850
Sprint Capital 6.90% 5/1/19	145,000	154,425
T-Mobile USA
6.00% 3/1/23	240,000	247,800
6.125% 1/15/22	195,000	202,800
6.25% 4/1/21	240,000	251,400
6.375% 3/1/25	430,000	442,900
Wind Acquisition Finance
144A 4.75% 7/15/20 #	310,000	303,800
144A 7.375% 4/23/21 #	595,000	583,100
Windstream
7.50% 6/1/22	360,000	383,850
7.50% 4/1/23	10,000	10,550
7.75% 10/1/21	370,000	397,750
Zayo Group 10.125% 7/1/20	602,000	670,477

		12,146,053

Utilities – 3.16%
AES 7.375% 7/1/21	68,000	77,924
AES Gener 144A
8.375% 12/18/73 #•	200,000	224,750
Calpine 5.375% 1/15/23	585,000	591,581
DPL 144A 6.75% 10/1/19 #	555,000	575,813
Dynegy 5.875% 6/1/23	395,000	389,075
Dynegy Finance I
144A 6.75% 11/1/19 #	215,000	222,794
144A 7.375% 11/1/22 #	340,000	359,975

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
144A 7.625% 11/1/24 #	785,000	$833,081
Elwood Energy
8.159% 7/5/26	262,376	293,861
Enel 144A
8.75% 9/24/73 #•	820,000	961,450

		4,530,304

Total Corporate Bonds (cost $123,461,050)		123,851,435

Senior Secured Loans – 5.97%«

Applied Systems 2nd Lien
7.50% 1/15/22	849,000	850,327
Ashland Water 2nd Lien
7.75% 7/2/22	250,000	244,875
Atkore International 2nd Lien
7.75% 9/27/21	340,000	336,175
Azure Midstream Tranche B
6.50% 10/21/18	116,962	114,693
BJ’s Wholesale Club 2nd Lien
8.50% 3/31/20	675,000	677,025
Borgata Tranche B 1st Lien
6.75% 8/15/18	602,665	605,396
Clear Channel
Communications Tranche D
6.904% 1/30/19	375,000	355,219
Flint Group 2nd Lien
8.25% 5/2/22	700,000	673,750
Gentiva Health Services
Tranche B
6.50% 10/10/19	506,175	507,757
Hostess Brands 1st Lien
6.75% 3/12/20	661,675	675,735
LTS Buyer 2nd Lien
8.00% 3/15/21	98,038	97,670
Mauser Holdings 2nd Lien
8.25% 6/30/22	725,000	718,656
Moxie Liberty Tranche B
7.50% 8/21/20	345,000	351,900
Moxie Patriot (Panda Power Fund) Tranche B1
6.75% 12/19/20	340,000	343,400
Otterbox Tranche B
5.75% 5/30/20	518,700	514,485
Polymer Group Tranche B
5.25% 12/13/19	540,913	542,096
Rite Aid 2nd Lien
5.75% 8/3/20	295,000	297,089
Samson Investment 2nd Lien
5.00% 9/25/18	310,000	288,300

(continues	)	59

Schedules of investments

Delaware Pooled® Trust — The High-Yield Bond Portfolio

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Vantage Drilling Tranche B 1st Lien 5.75% 3/28/19	387,053	$348,348

Total Senior Secured Loans (cost $8,669,440)		8,542,896

	Number of shares

Common Stock – 0.00%

Century Communications =†	60,000	0

Total Common Stock (cost $1,816)		0

Convertible Preferred Stock – 0.07%

SandRidge Energy 7.00% exercise price $7.76, expiration date 12/31/49	1,100	92,813

Total Convertible Preferred Stock (cost $97,132)		92,813

Preferred Stock – 1.63%

Ally Financial
144A 7.00% #	1,400	1,409,100
8.50% •	5,000	132,400
GMAC Capital Trust I
8.125% •	7,000	187,110
Regions Financial 6.375%	24,000	602,880

Total Preferred Stock (cost $2,020,768)		2,331,490

	Principal amount°

Short-Term Investments – 5.49%

Repurchase Agreements – 5.49%
Bank of America Merrill Lynch 0.06%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $2,508,733 (collateralized by U.S. government obligations 0.00%–2.75% 2/15/19–1/15/26 market value $2,558,895)	2,508,720	2,508,720

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
Bank of Montreal 0.07%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $418,122 (collateralized by U.S. government obligations 0.00%–11.25% 10/31/14–5/15/44 market value $426,483)	418,120	$418,120
BNP Paribas 0.11%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $4,939,205 (collateralized by U.S. government obligations 0.00%–4.375% 8/31/15–11/15/42 market value $5,037,948)	4,939,160	4,939,160

Total Short-Term Investments (cost $7,866,000)		7,866,000

Total Value of Securities – 99.89% (cost $142,328,456)		$143,020,540

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2014, the aggregate value of Rule 144A securities was $69,969,439, which represents 48.87% of the Portfolio’s net assets. See Note 12 in “Notes to financial statements.”

✤	86% of the income received was in the form of cash and 14% of the income received was in the form of additional par.
✥	100% of the income received was in the form of additional par.
T	100% of the income received was in the form of additional cash.
=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
•	Variable rate security. The rate shown is the rate as of Oct. 31, 2014. Interest rates reset periodically.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered

Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Oct. 31, 2014.

The following futures and swap contracts were outstanding at Oct. 31, 2014:1

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(8)	U.S. Treasury 2 yr Notes	$(1,751,274)	$(1,756,500)	1/2/15	$(5,226)
(14)	U.S. Treasury 5 yr Notes	(1,661,257)	(1,672,016)	1/2/15	(10,758)

		$(3,412,531)			$(15,984)

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value[3]	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
BNP	ICE- CDX.NA.HY.23	3,400,000	5.00%	12/20/19	$(98,674)

The use of futures and swap contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 9 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreements.

3Notional value is stated in U.S. dollars unless noted that the swap is denominated in another currency.

Summary of abbreviations:

BNP – Banque Paribas

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America High Yield

PIK – Pay-in-kind

yr – Year

See accompanying notes, which are an integral part of the financial statements.

61

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

October 31, 2014

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Security – 0.19%

Fannie Mae Grantor Trust
Series 2003-T4 2A5
5.407% 9/26/33	134,798	$147,411

Total Agency Asset-Backed Security (cost $133,708)		147,411

Agency Collateralized Mortgage Obligations – 1.05%

Fannie Mae REMICs
Series 2002-90 A1
6.50% 6/25/42	15,731	18,010
Series 2002-90 A2
6.50% 11/25/42	35,371	40,002
Series 2012-122 SD
5.948% 11/25/42 •S	89,074	21,507
Series 2013-38 AI
3.00% 4/25/33 S	175,311	27,194
Series 2013-44 DI
3.00% 5/25/33 S	229,121	36,939
Fannie Mae Whole Loan REMIC Trust
Series 2004-W11 1A2
6.50% 5/25/44	28,989	33,800
Freddie Mac REMICs
Series 1730 Z
7.00% 5/15/24	61,161	69,530
Series 2326 ZQ
6.50% 6/15/31	55,085	62,545
Series 3123 HT
5.00% 3/15/26	183,719	197,245
Series 3656 PM
5.00% 4/15/40	122,428	135,311
Series 4185 LI
3.00% 3/15/33 S	89,349	14,596
Series 4191 CI
3.00% 4/15/33 S	90,282	12,741
GNMA
Series 2010-113 KE
4.50% 9/20/40	125,000	136,536

Total Agency Collateralized Mortgage Obligations (cost $750,512)		805,956

Agency Mortgage-Backed Securities – 25.88%

Fannie Mae
6.50% 8/1/17	5,729	5,986
Fannie Mae ARM
2.057% 8/1/34 •	39,206	41,402
2.116% 3/1/38 •	40,595	43,275
2.321% 4/1/36 •	32,284	34,431
2.42% 5/1/43 •	31,276	31,296

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae ARM
2.546% 6/1/43 •	10,973	$11,064
3.199% 4/1/44 •	78,561	81,490
3.279% 3/1/44 •	59,631	62,234
3.292% 9/1/43 •	36,283	37,639
Fannie Mae Relocation 30 yr
5.00% 11/1/33	2,765	3,031
5.00% 1/1/34	2,296	2,518
5.00% 11/1/34	5,107	5,598
5.00% 10/1/35	15,744	17,245
5.00% 1/1/36	20,579	22,554
Fannie Mae S.F. 15 yr
2.50% 7/1/27	5,270	5,378
2.50% 10/1/27	37,753	38,524
2.50% 2/1/28	83,873	85,583
2.50% 5/1/28	12,916	13,163
3.50% 7/1/26	26,005	27,542
4.00% 4/1/24	16,702	17,841
4.00% 5/1/24	75,337	80,508
4.00% 5/1/25	23,478	25,158
4.00% 6/1/25	82,708	88,589
4.00% 11/1/25	84,369	90,561
4.00% 12/1/26	39,499	42,217
4.00% 5/1/27	82,968	89,052
4.00% 8/1/27	50,540	54,130
4.50% 1/1/20	7,206	7,635
5.00% 5/1/20	11,805	12,608
5.00% 7/1/20	2,334	2,493
5.00% 12/1/20	4,702	5,023
5.00% 5/1/21	2,075	2,224
5.00% 6/1/23	8,859	9,581
5.50% 5/1/20	196	207
5.50% 6/1/23	53,111	58,535
6.00% 8/1/22	33,496	36,613
Fannie Mae S.F. 15 yr TBA
2.50% 12/1/29	384,000	388,782
Fannie Mae S.F. 20 yr
3.00% 2/1/33	5,280	5,406
3.00% 8/1/33	14,706	15,058
3.00% 8/1/34	39,312	40,034
3.50% 9/1/33	21,602	22,732
4.00% 1/1/31	11,040	11,845
4.00% 2/1/31	30,571	32,801
5.00% 11/1/23	1,854	2,053
5.50% 8/1/28	63,981	71,575
5.50% 12/1/29	3,283	3,669
6.00% 12/1/21	2,964	3,350
6.00% 9/1/29	19,910	22,506

62

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
3.00% 7/1/42	32,075	$32,163
3.00% 10/1/42	477,197	478,372
3.00% 12/1/42	73,718	73,893
3.00% 1/1/43	208,266	208,713
3.00% 2/1/43	22,879	22,929
3.00% 4/1/43	99,027	99,232
3.00% 5/1/43	57,668	57,783
3.50% 8/1/42	57,688	59,801
3.50% 1/1/43	357,547	370,629
4.00% 8/1/43	17,401	18,554
4.50% 7/1/36	9,157	9,925
4.50% 4/1/39	90,254	98,031
4.50% 11/1/40	25,821	28,049
4.50% 3/1/41	51,794	56,260
4.50% 4/1/41	96,928	105,254
4.50% 10/1/41	30,763	33,366
4.50% 11/1/41	27,485	29,823
4.50% 12/1/43	4,515	4,912
4.50% 5/1/44	19,861	21,611
5.00% 3/1/34	5,319	5,904
5.00% 2/1/35	57,085	63,363
5.00% 3/1/35	8,358	9,281
5.00% 6/1/35	9,215	10,202
5.00% 7/1/35	17,278	19,169
5.00% 10/1/35	39,790	44,139
5.00% 11/1/35	12,523	13,896
5.00% 4/1/37	10,802	11,976
5.00% 8/1/37	3,397	3,769
5.00% 2/1/38	11,155	12,376
5.50% 12/1/32	2,400	2,700
5.50% 4/1/34	8,444	9,494
5.50% 11/1/34	8,265	9,285
5.50% 12/1/34	73,563	82,597
5.50% 3/1/35	20,259	22,751
5.50% 5/1/35	14,511	16,292
5.50% 6/1/35	10,382	11,662
5.50% 12/1/35	9,088	10,195
5.50% 1/1/36	8,386	9,420
5.50% 4/1/36	4,782	5,349
5.50% 5/1/36	4,228	4,742
5.50% 7/1/36	3,477	3,906
5.50% 1/1/37	613	688
5.50% 2/1/37	31,910	35,644
5.50% 8/1/37	23,342	26,206
5.50% 1/1/38	793	885
5.50% 2/1/38	169,204	188,969
5.50% 4/1/38	125,759	140,350
5.50% 6/1/38	1,971	2,198

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.50% 9/1/38	33,675	$37,786
5.50% 10/1/39	108,124	120,614
5.50% 11/1/39	76,621	85,473
5.50% 7/1/40	32,455	36,228
5.50% 9/1/41	13,573	15,153
6.00% 7/1/35	69,584	79,259
6.00% 6/1/36	4,020	4,563
6.00% 7/1/36	7,697	8,751
6.00% 12/1/36	5,036	5,722
6.00% 2/1/37	13,939	15,822
6.00% 6/1/37	2,510	2,867
6.00% 7/1/37	2,785	3,166
6.00% 8/1/37	31,704	35,927
6.00% 9/1/37	4,766	5,405
6.00% 11/1/37	6,223	7,035
6.00% 5/1/38	122,052	138,060
6.00% 7/1/38	1,789	2,022
6.00% 9/1/38	12,582	14,224
6.00% 10/1/38	51,660	58,404
6.00% 11/1/38	11,515	13,074
6.00% 1/1/39	21,867	24,718
6.00% 2/1/39	26,855	30,535
6.00% 9/1/39	186,900	211,423
6.00% 3/1/40	20,152	22,780
6.00% 4/1/40	11,163	12,618
6.00% 9/1/40	17,436	19,769
6.00% 11/1/40	7,353	8,393
6.00% 5/1/41	26,449	29,970
7.00% 12/1/33	9,055	10,133
7.00% 5/1/35	946	1,054
7.00% 6/1/35	2,314	2,413
7.00% 12/1/37	8,448	9,033
7.50% 6/1/31	1,412	1,717
7.50% 6/1/34	10,492	12,057
Fannie Mae S.F. 30 yr TBA
3.00% 11/1/44	1,917,000	1,917,299
3.00% 12/1/44	2,017,000	2,011,405
3.50% 11/1/44	488,000	504,622
4.00% 11/1/44	2,318,000	2,461,064
4.00% 12/1/44	1,860,000	1,969,529
4.50% 11/1/44	2,157,000	2,337,649
4.50% 12/1/44	1,930,000	2,087,416
5.00% 11/1/44	42,000	46,505
Freddie Mac ARM
2.316% 4/1/34 —	2,437	2,589
2.526% 1/1/44 —	127,636	131,002
Freddie Mac Relocation 30 yr
5.00% 9/1/33	2,071	2,271

(continues	)	63

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 15 yr
4.00% 12/1/24	14,485	$15,443
4.00% 5/1/25	7,447	7,960
4.00% 8/1/25	19,099	20,416
4.00% 4/1/26	21,144	22,633
4.50% 8/1/24	37,725	40,162
4.50% 7/1/25	7,503	7,983
4.50% 6/1/26	17,628	18,764
Freddie Mac S.F. 20 yr
3.50% 1/1/34	56,546	59,101
Freddie Mac S.F. 30 yr
3.00% 10/1/42	32,969	33,125
3.00% 11/1/42	28,082	28,303
4.50% 10/1/39	13,735	14,881
4.50% 3/1/42	120,478	130,582
5.50% 3/1/34	4,905	5,511
5.50% 12/1/34	4,616	5,204
5.50% 9/1/35	81,172	91,086
5.50% 11/1/35	9,171	10,265
5.50% 6/1/36	3,037	3,400
5.50% 11/1/36	7,026	7,854
5.50% 12/1/36	1,636	1,824
5.50% 6/1/38	4,008	4,474
5.50% 3/1/40	17,301	19,306
5.50% 8/1/40	57,611	64,256
5.50% 1/1/41	17,976	20,054
5.50% 6/1/41	56,631	63,173
6.00% 2/1/36	10,446	11,897
6.00% 1/1/38	7,136	8,053
6.00% 6/1/38	18,980	21,436
6.00% 8/1/38	25,994	29,435
6.00% 5/1/40	7,769	8,768
7.00% 11/1/33	1,307	1,541
GNMA I S.F. 30 yr
5.00% 6/15/40	10,624	11,763
7.00% 12/15/34	163,630	193,213
7.50% 12/15/31	369	442
7.50% 2/15/32	376	456

Total Agency Mortgage-Backed Securities (cost $19,710,884)		19,939,730

Agency Obligation – 0.12%

Tennessee Valley Authority
2.875% 9/15/24	90,000	90,308

Total Agency Obligation (cost $89,046)		90,308

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities – 4.48%

Banc of America Commercial Mortgage Trust
Series 2007-4 AM 5.821% 2/10/51 •	60,000	$65,764
CD1 Commercial Mortgage Trust
Series 2005-CD1 AM 5.226% 7/15/44 •	60,000	61,890
Series 2005-CD1 C 5.226% 7/15/44 •	20,000	20,463
Citigroup Commercial Mortgage Trust
Series 2014-GC23 AS 3.863% 7/10/47	30,000	30,738
Series 2014-GC25 A4 3.635% 10/10/47	100,000	102,640
Commercial Mortgage Pass Through Certificates
Series 2014-CR19 A5 3.796% 8/10/47 w	40,000	41,617
Series 2014-CR20 A4 3.59% 11/10/47 w	40,000	41,022
Series 2014-CR20 AM 3.938% 11/10/47 w	30,000	30,797
Credit Suisse Commercial Mortgage Trust
Series 2006-C1 AAB 5.463% 2/15/39 •	22,035	22,157
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 # Series 2011-LC1A A3 144A	300,000	338,356
Series 2011-LC1A C 144A 5.557% 11/10/46 #•	100,000	112,556
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.615% 11/25/49 #•	140,000	150,357
Series 2011-K15 144A 4.931% 8/25/44 #•	45,000	49,114
Series 2011-K702 B 144A 4.77% 4/25/44 #•	20,000	21,411
Series 2011-K703 144A 4.884% 7/25/44 #•	55,000	59,100
Series 2012-K19 B 144A 4.036% 5/25/45 #•	15,000	15,486
Series 2012-K22 B 144A 3.686% 8/25/45 #•	60,000	60,254
Series 2012-K708 B 144A 3.759% 2/25/45 #•	150,000	155,010
Series 2013-K33 B 144A 3.504% 8/25/46 #•	45,000	44,103

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

FREMF Mortgage Trust
Series 2013-K712 B 144A
3.368% 5/25/45 #•	195,000	$196,620
Series 2013-K713 B 144A
3.165% 4/25/46 #•	110,000	109,508
Series 2014-K716 B 144A
3.954% 8/25/47 #•	35,000	35,827
Goldman Sachs Mortgage Securities II
Series 2005-GG4 A4A
4.751% 7/10/39	47,045	47,338
Goldman Sachs Mortgage Securities Trust
Series 2006-GG6 A4
5.552% 4/10/38 •	55,000	57,073
Series 2010-C1 C 144A
5.635% 8/10/43 #•	100,000	109,211
Grace Mortgage Trust
Series 2014-GRCE A 144A
3.369% 6/10/28 #	200,000	206,066
Hilton USA Trust
Series 2013-HLT AFX 144A
2.662% 11/5/30 #	235,000	236,340
Series 2013-HLT BFX 144A
3.367% 11/5/30 #	200,000	201,727
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1
1.254% 2/15/47	44,966	44,904
Series 2014-C21 AS
3.997% 8/15/47	30,000	30,985
Series 2014-C22 B
4.562% 9/15/47 •	40,000	42,098
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E
5.468% 8/12/37 •	20,000	21,526
Series 2005-LDP5 D
5.391% 12/15/44 •	40,000	41,274
Series 2006-LDP8 AM
5.44% 5/15/45	120,000	127,946
Series 2011-C5 B 144A
5.323% 8/15/46 #•	100,000	113,422
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2004-C1 A4
4.568% 1/15/31	3,963	4,063
Series 2006-C6 AJ
5.452% 9/15/39 •	65,000	68,366

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

Lehman Brothers-UBS Commercial Mortgage Trust
Series 2006-C6 AM
5.413% 9/15/39	75,000	$80,384
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C18 A4
3.923% 10/15/47	55,000	57,856
Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ
5.207% 11/14/42 •	55,000	56,510
Series 2006-T21 AM
5.204% 10/12/52 •	55,000	57,216
TimberStar Trust 1
Series 2006-1A A 144A
5.668% 10/15/36 #	25,000	26,847
WF-RBS Commercial Mortgage Trust
Series 2014-C23 A5
3.917% 10/15/57	50,000	52,602

Total Commercial Mortgage-Backed Securities (cost $3,456,645)		3,448,544

Convertible Bonds – 0.27%

Alaska Communications
Systems Group 6.25%exercise price $10.28,expiration date 4/27/18	7,000	5,670
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	7,000	7,306
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27 f	14,000	14,560
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	10,000	10,687
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	3,000	3,096
Chesapeake Energy 2.50% exercise price $47.77, expiration date 5/15/37	3,000	2,989
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	7,000	8,146
Equinix 4.75% exercise price $84.32, expiration date 6/13/16	1,000	2,598

(continues	)	65

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

General Cable 4.50% exercise price $35.33, expiration date 11/15/29 f	12,000	$7,973
Gilead Sciences 1.625% exercise price $22.71, expiration date 4/29/16	4,000	19,683
Helix Energy Solutions Group 3.25% exercise
price $25.02, expiration date 3/12/32	6,000	7,620
Hologic 2.00% exercise price $31.17, expiration date 2/27/42 f	7,000	7,639
Illumina 0.25% exercise price $83.55, expiration date 3/11/16	4,000	9,230
Intel 3.25% exercise price
$21.71, expiration date
8/1/39	6,000	9,964
Jefferies Group 3.875%exercise price $45.19, expiration date 10/31/29	8,000	8,375
Lexington Realty Trust 144A
6.00% exercise price
$6.68, expiration date
1/11/30 #	3,000	4,854
Liberty Interactive 0.75% exercise price $1,000.00, expiration date 3/30/43	7,000	9,651
MGM Resorts International
4.25% exercise price
$18.58, expiration date
4/10/15	4,000	5,140
Mylan 3.75% exercise
price $13.32, expiration
date 9/15/15	2,000	8,050
Nuance Communications
2.75% exercise price
$32.30, expiration
date 11/1/31	9,000	8,826
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	16,000	19,310
Peabody Energy 4.75% exercise price $57.62, expiration date 12/15/41	5,000	3,338
SanDisk 1.50% exercise price $51.36, expiration date 8/11/17	9,000	17,128
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	7,000	5,399

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Vector Group 2.50% exercise price $16.78, expiration date 1/14/19 •	2,000	$2,866

Total Convertible Bonds (cost $173,568)		210,098

Corporate Bonds – 46.16%

Banking – 5.28%
Bank of America
4.25% 10/22/26	305,000	303,442
6.25% 9/29/49 •	95,000	95,356
BB&T 5.25% 11/1/19	337,000	380,490
BBVA Banco Continental 144A
5.00% 8/26/22 #	40,000	42,260
BBVA Bancomer 144A
7.25% 4/22/20 #	100,000	114,310
City National 5.25% 9/15/20	70,000	78,171
Credit Suisse Group 144A
6.25% 12/29/49 #•	200,000	195,100
Export-Import Bank of China 144A
2.50% 7/31/19 #	200,000	200,304
Goldman Sachs Group
6.15% 4/1/18	195,000	220,453
JPMorgan Chase
3.875% 9/10/24	170,000	169,100
6.75% 1/29/49 •	65,000	68,809
KeyBank 5.45% 3/3/16	250,000	265,149
Lloyds Banking Group
7.50% 4/30/49 •	200,000	208,500
Morgan Stanley
4.35% 9/8/26	185,000	185,758
Northern Trust
3.95% 10/30/25	40,000	41,667
Oversea-Chinese Banking 144A
4.00% 10/15/24 #•	200,000	203,944
PNC Bank 6.875% 4/1/18	250,000	289,982
PNC Preferred Funding Trust II 144A 1.457% 3/29/49 #•	100,000	96,125
Santander Holdings USA
3.45% 8/27/18	45,000	46,988
State Street 3.10% 5/15/23	75,000	72,751
SunTrust Banks
2.35% 11/1/18	75,000	75,546
US Bancorp 3.60% 9/11/24	40,000	40,328
USB Capital IX
3.50% 10/29/49 —	355,000	290,284

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Wells Fargo
4.10% 6/3/26	210,000	$213,291
4.65% 11/4/44	115,000	115,084
Zions Bancorp
4.50% 6/13/23	55,000	57,926

		4,071,118

Basic Industry – 3.43%
ArcelorMittal 10.35% 6/1/19	90,000	111,487
Celanese U.S. Holdings
4.625% 11/15/22	70,000	70,875
CF Industries
5.15% 3/15/34	120,000	128,146
5.375% 3/15/44	95,000	101,433
7.125% 5/1/20	125,000	150,469
Dow Chemical
3.50% 10/1/24	145,000	143,200
4.25% 10/1/34	40,000	38,843
8.55% 5/15/19	209,000	263,489
FMG Resources August 2006 144A
6.875% 4/1/22 #	105,000	108,806
Georgia-Pacific
8.00% 1/15/24	150,000	202,877
Gerdau Holdings 144A
7.00% 1/20/20 #	100,000	114,120
International Paper
4.80% 6/15/44	15,000	14,823
6.00% 11/15/41	15,000	17,348
Monsanto 4.40% 7/15/44	315,000	318,851
Mosaic 5.625% 11/15/43	220,000	249,188
Novelis 8.75% 12/15/20	65,000	71,256
OCP 144A 5.625% 4/25/24 #	200,000	210,290
Rock-Tenn 3.50% 3/1/20	70,000	71,626
Rockwood Specialties Group
4.625% 10/15/20	30,000	31,433
Weyerhaeuser
4.625% 9/15/23	150,000	159,871
Yamana Gold 144A
4.95% 7/15/24 #	65,000	63,696

		2,642,127

Brokerage – 0.43%
Jefferies Group
5.125% 1/20/23	70,000	74,303
6.45% 6/8/27	30,000	34,117
6.50% 1/20/43	15,000	16,866

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Brokerage (continued)
Lazard Group
6.85% 6/15/17	184,000	$207,399

		332,685

Capital Goods – 1.33%
Algeco Scotsman Global Finance
144A 8.50% 10/15/18 #	265,000	276,925
144A 10.75% 10/15/19 #	200,000	198,000
Ball 5.75% 5/15/21	85,000	89,569
Crane
2.75% 12/15/18	20,000	20,364
4.45% 12/15/23	95,000	100,822
Ingersoll-Rand Global Holding
4.25% 6/15/23	145,000	152,635
Ingersoll-Rand Luxembourg
Finance 3.55% 11/1/24	70,000	69,216
Textron 3.875% 3/1/25	35,000	35,133
Trinity Industries
4.55% 10/1/24	80,000	78,064

		1,020,728

Communications – 7.33%
America Movil
5.00% 3/30/20	105,000	116,272
American Tower Trust I 144A
3.07% 3/15/23 #	65,000	64,635
Bharti Airtel International Netherlands 144A
5.35% 5/20/24 #	200,000	215,936
British Sky Broadcasting Group 144A
3.75% 9/16/24 #	200,000	201,062
CC Holdings GS V
3.849% 4/15/23	65,000	64,786
CenturyLink 5.80% 3/15/22	70,000	74,550
Columbus International 144A
7.375% 3/30/21 #	200,000	212,750
Comcast
3.375% 2/15/25	245,000	247,544
4.20% 8/15/34	55,000	55,697
4.75% 3/1/44	25,000	26,971
Crown Castle Towers 144A
4.883% 8/15/20 #	275,000	304,265
Digicel Group 144A
8.25% 9/30/20 #	100,000	105,000
DIRECTV Holdings
4.45% 4/1/24	220,000	229,974
5.15% 3/15/42	20,000	20,397

(continues	)	67

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
DISH DBS
5.00% 3/15/23	295,000	$294,631
7.875% 9/1/19	50,000	58,187
Intelsat Luxembourg
8.125% 6/1/23	765,000	816,637
Mobile Telesystems 144A
8.625% 6/22/20 #	100,000	109,290
Omnicom Group
3.65% 11/1/24	210,000	209,043
Orange 5.50% 2/6/44	20,000	22,236
SBA Tower Trust
144A 2.24% 4/16/18 #	45,000	44,709
144A 2.898% 10/15/19 #	60,000	60,159
SES 144A 3.60% 4/4/23 #	165,000	168,626
SES Global Americas Holdings 144A
5.30% 3/25/44 #	120,000	130,584
Sinclair Television Group
6.125% 10/1/22	115,000	119,600
Sprint 144A
7.125% 6/15/24 #	100,000	103,125
Sprint Communications
6.00% 12/1/16	55,000	58,334
6.00% 11/15/22	145,000	145,181
Telefonica Emisiones
4.57% 4/27/23	150,000	158,862
6.421% 6/20/16	50,000	54,272
Telemar Norte Leste 144A
5.50% 10/23/20 #	100,000	98,500
Time Warner Cable
4.00% 9/1/21	55,000	58,324
8.25% 4/1/19	175,000	217,521
UPCB Finance III 144A
6.625% 7/1/20 #	150,000	158,625
Verizon Communications
3.00% 11/1/21	365,000	362,769
4.40% 11/1/34	115,000	112,670
5.15% 9/15/23	65,000	72,845
WPP Finance 2010
5.625% 11/15/43	65,000	72,523

		5,647,092

Consumer Cyclical – 2.97%
Bed Bath & Beyond
4.915% 8/1/34	85,000	84,668
5.165% 8/1/44	65,000	65,087
Delphi 4.15% 3/15/24	95,000	97,651
Expedia 4.50% 8/15/24	55,000	55,062

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Ford Motor Credit
3.664% 9/8/24	225,000	$224,146
General Motors
3.50% 10/2/18	50,000	51,750
General Motors Financial
3.00% 9/25/17	65,000	66,381
4.375% 9/25/21	65,000	68,175
Host Hotels & Resorts
3.75% 10/15/23	105,000	104,171
4.75% 3/1/23	75,000	79,405
5.875% 6/15/19	40,000	42,153
Hyundai Capital America 144A
2.55% 2/6/19 #	75,000	75,652
International Game Technology
5.35% 10/15/23	110,000	112,186
INVISTA Finance 144A
4.25% 10/15/19 #	80,000	80,700
Magna International
3.625% 6/15/24	115,000	116,323
Marriott International
3.375% 10/15/20	50,000	51,725
QVC
4.375% 3/15/23	95,000	94,405
144A 5.45% 8/15/34 #	120,000	116,384
Signet UK Finance
4.70% 6/15/24	105,000	106,988
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25	60,000	60,327
4.50% 10/1/34	35,000	34,119
TRW Automotive 144A
4.45% 12/1/23 #	180,000	180,450
Viacom
3.25% 3/15/23	205,000	198,413
3.875% 4/1/24	45,000	45,105
Wyndham Worldwide
4.25% 3/1/22	30,000	30,320
5.625% 3/1/21	40,000	44,769

		2,286,515

Consumer Non-Cyclical – 5.30%
Amgen 3.625% 5/22/24	65,000	65,156
Bayer U.S. Finance 144A
3.375% 10/8/24 #	200,000	201,006
Boston Scientific
2.65% 10/1/18	55,000	55,625
6.00% 1/15/20	85,000	97,602

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
CareFusion 6.375% 8/1/19	120,000	$139,408
CDK Global 144A 4.50% 10/15/24 #	80,000	79,808
Celgene
3.25% 8/15/22	225,000	226,072
3.95% 10/15/20	85,000	90,348
Community Health Systems 7.125% 7/15/20	470,000	509,363
Constellation Brands 4.25% 5/1/23	20,000	20,150
Express Scripts Holding
2.25% 6/15/19	60,000	59,716
3.50% 6/15/24	140,000	139,036
Forest Laboratories 144A 4.375% 2/1/19 #	90,000	94,362
Gilead Sciences 3.70% 4/1/24	110,000	113,322
JBS Investments 144A 7.75% 10/28/20 #	200,000	220,126
McKesson 3.796% 3/15/24	325,000	331,051
Mylan 144A 6.00% 11/15/18 #	120,000	123,630
Pernod-Ricard 144A 5.75% 4/7/21 #	150,000	171,856
Perrigo 4.00% 11/15/23	200,000	204,845
Quest Diagnostics 2.70% 4/1/19	45,000	45,573
Sysco
3.50% 10/2/24	85,000	86,432
4.35% 10/2/34	95,000	97,891
Thermo Fisher Scientific 2.40% 2/1/19	385,000	387,571
Zimmer Holdings 4.625% 11/30/19	120,000	131,729
Zoetis 3.25% 2/1/23	395,000	392,025

		4,083,703

Electric – 5.80%
AES 7.375% 7/1/21	110,000	126,053
AES Gener 144A 5.25% 8/15/21 #	200,000	213,981
Ameren Illinois 9.75% 11/15/18	295,000	381,939
American Electric Power 2.95% 12/15/22	30,000	29,394
American Transmission Systems 144A 5.25% 1/15/22 #	50,000	56,010
Berkshire Hathaway Energy 3.75% 11/15/23	345,000	357,991

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
CenterPoint Energy 5.95% 2/1/17	5,000	$5,516
Cleveland Electric Illuminating 5.50% 8/15/24	75,000	87,631
CMS Energy 6.25% 2/1/20	35,000	41,281
ComEd Financing III 6.35% 3/15/33	60,000	61,950
Dominion Gas Holdings 3.55% 11/1/23	30,000	30,779
DTE Energy 3.50% 6/1/24	30,000	30,476
Electricite de France
144A 4.60% 1/27/20 #	45,000	50,065
144A 5.25% 1/29/49 #•	200,000	208,000
Enel 144A 8.75% 9/24/73 #•	400,000	469,000
Entergy Louisiana 4.05% 9/1/23	315,000	337,557
Great Plains Energy
4.85% 6/1/21	35,000	38,957
5.292% 6/15/22	60,000	69,052
Indiana Michigan Power 3.20% 3/15/23	10,000	10,047
Integrys Energy Group 6.11% 12/1/66 •	90,000	91,619
IPALCO Enterprises 5.00% 5/1/18	35,000	37,275
ITC Holdings 3.65% 6/15/24	100,000	101,213
LG&E & KU Energy
3.75% 11/15/20	70,000	73,333
4.375% 10/1/21	165,000	179,432
Metropolitan Edison 144A 4.00% 4/15/25 #	110,000	111,334
National Rural Utilities Cooperative Finance 4.75% 4/30/43 •	70,000	69,497
NextEra Energy Capital Holdings 3.625% 6/15/23	290,000	295,808
NV Energy 6.25% 11/15/20	75,000	88,650
Pennsylvania Electric 5.20% 4/1/20	140,000	155,913
Public Service of New Hampshire 3.50% 11/1/23	45,000	46,564
Public Service of Oklahoma 5.15% 12/1/19	325,000	365,190
Puget Energy 6.00% 9/1/21	30,000	34,883
SCANA 4.125% 2/1/22	95,000	99,042

(continues	)	69

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
Wisconsin Energy 6.25% 5/15/67 •	110,000	$111,990

		4,467,422

Energy – 4.53%
Anadarko Petroleum 3.45% 7/15/24	65,000	64,206
BP Capital Markets
2.521% 1/15/20	40,000	40,225
3.535% 11/4/24	50,000	50,126
Cimarex Energy 4.375% 6/1/24	55,000	56,031
CNOOC Nexen Finance 2014 4.25% 4/30/24	200,000	207,032
Continental Resources
4.50% 4/15/23	210,000	220,348
4.90% 6/1/44	20,000	19,828
KazMunayGas National 144A 9.125% 7/2/18 #	100,000	118,625
Marathon Petroleum 4.75% 9/15/44	265,000	267,693
Newfield Exploration 5.625% 7/1/24	50,000	54,000
Pacific Rubiales Energy 144A 5.375% 1/26/19 #	113,000	113,565
Petrobras Global Finance 4.875% 3/17/20	140,000	142,618
Petrobras International Finance 5.375% 1/27/21	20,000	20,577
Petroleos de Venezuela 9.00% 11/17/21	25,000	15,969
Petroleos Mexicanos 144A 4.25% 1/15/25 #	30,000	30,444
Plains Exploration & Production 6.50% 11/15/20	29,000	31,741
Pride International 6.875% 8/15/20	265,000	310,137
QEP Resources 5.375% 10/1/22	405,000	400,950
Samson Investment 9.75% 2/15/20	205,000	152,725
SandRidge Energy 8.125% 10/15/22	115,000	104,650
Statoil 2.90% 11/8/20	45,000	46,217
Sunoco Logistics Partners Operations 3.45% 1/15/23	210,000	206,530
Talisman Energy 5.50% 5/15/42	150,000	147,173

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Whiting Petroleum 5.00% 3/15/19	405,000	$421,200
Williams 4.55% 6/24/24	60,000	58,896
Woodside Finance 144A 8.75% 3/1/19 #	130,000	163,244
YPF 144A 8.75% 4/4/24 #	25,000	25,906

		3,490,656

Financials – 0.98%
General Electric Capital
2.10% 12/11/19	130,000	130,730
3.45% 5/15/24	85,000	86,798
5.55% 5/4/20	10,000	11,547
6.00% 8/7/19	90,000	105,654
7.125% 12/29/49 •	100,000	116,875
Hutchison Whampoa International 14 144A 3.625% 10/31/24 #	200,000	199,088
SUAM Finance 144A 4.875% 4/17/24 #	100,000	102,750

		753,442

Insurance – 1.76%
Allstate 5.75% 8/15/53 •	60,000	63,937
American International Group 8.175% 5/15/58 •	60,000	81,750
Berkshire Hathaway Finance 2.90% 10/15/20	65,000	66,650
Chubb 6.375% 3/29/67 •	85,000	93,075
Five Corners Funding Trust 144A 4.419% 11/15/23 #	300,000	317,489
Highmark
144A 4.75% 5/15/21 #	40,000	41,038
144A 6.125% 5/15/41 #	15,000	15,077
Liberty Mutual Group
144A 4.25% 6/15/23 #	205,000	212,402
144A 4.95% 5/1/22 #	25,000	27,138
MetLife 3.60% 4/10/24	85,000	86,809
Teachers Insurance & Annuity Association of America 144A 4.90% 9/15/44 #	60,000	63,862
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	100,000	100,306
144A 4.125% 11/1/24 #	95,000	95,697
Voya Financial 5.65% 5/15/53 •	45,000	45,225

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Insurance (continued)
XL Group 6.50% 10/29/49 —	45,000	$43,290

		1,353,745

Natural Gas – 1.81%
El Paso Pipeline Partners Operating 4.30% 5/1/24	145,000	145,906
Enbridge Energy Partners 8.05% 10/1/37 —	100,000	113,125
Energy Transfer Partners
5.15% 2/1/43	35,000	35,021
5.95% 10/1/43	130,000	144,164
9.70% 3/15/19	59,000	75,646
EnLink Midstream Partners 4.40% 4/1/24	105,000	110,707
Enterprise Products Operating
4.05% 2/15/22	120,000	126,691
5.10% 2/15/45	65,000	69,081
7.034% 1/15/68 —	120,000	133,596
Kinder Morgan Energy Partners 9.00% 2/1/19	115,000	142,764
Plains All American Pipeline 8.75% 5/1/19	100,000	126,803
TransCanada PipeLines 6.35% 5/15/67 —	170,000	172,125

		1,395,629

Real Estate – 1.58%
Alexandria Real Estate Equities
3.90% 6/15/23	40,000	40,256
4.50% 7/30/29	40,000	40,660
Carey (W.P.) 4.60% 4/1/24	55,000	57,403
CBL & Associates
4.60% 10/15/24	125,000	126,219
5.25% 12/1/23	15,000	15,986
Corporate Office Properties
3.60% 5/15/23	45,000	43,410
5.25% 2/15/24	55,000	59,194
DDR
7.875% 9/1/20	165,000	205,094
9.625% 3/15/16	105,000	116,996
Digital Realty Trust 5.875% 2/1/20	55,000	61,525
Excel Trust 4.625% 5/15/24	40,000	41,219
Healthcare Trust of America Holdings 3.375% 7/15/21	40,000	39,979
Hospitality Properties Trust 4.50% 3/15/25	65,000	64,704

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Real Estate (continued)
Regency Centers 5.875% 6/15/17	93,000	$102,928
WEA Finance 144A 3.75% 9/17/24 #	200,000	202,909

		1,218,482

Technology – 1.81%
Baidu 2.75% 6/9/19	200,000	201,163
BMC Software Finance 144A 8.125% 7/15/21 #	485,000	466,813
KLA-Tencor
3.375% 11/1/19	15,000	15,096
4.65% 11/1/24	25,000	25,130
Motorola Solutions 4.00% 9/1/24	100,000	98,517
National Semiconductor 6.60% 6/15/17	155,000	176,328
NetApp 3.25% 12/15/22	55,000	54,322
Oracle
3.40% 7/8/24	165,000	167,063
4.50% 7/8/44	55,000	56,951
Seagate HDD Cayman 144A 4.75% 1/1/25 #	130,000	132,113

		1,393,496

Transportation – 1.82%
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ¿	35,000	34,869
AP Moeller - Maersk
144A 2.55% 9/22/19 #	45,000	45,425
144A 3.75% 9/22/24 #	60,000	61,520
Aviation Capital Group 144A 6.75% 4/6/21 #	65,000	74,425
Brambles USA 144A 5.35% 4/1/20 #	120,000	135,367
Burlington Northern Santa Fe
3.40% 9/1/24	65,000	65,396
4.90% 4/1/44	95,000	102,646
DP World 144A 6.85% 7/2/37 #	100,000	115,250
ERAC USA Finance 144A 5.25% 10/1/20 #	235,000	264,992
Norfolk Southern 3.85% 1/15/24	55,000	57,652
Red de Carreteras de Occidente 144A 9.00% 6/10/28 #	MXN 2,000,000	143,187

(continues	)	71

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ¿	30,000	$30,375
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ¿	70,000	70,875
United Parcel Service 5.125% 4/1/19	175,000	197,369

		1,399,348

Total Corporate Bonds (cost $34,643,315)		35,556,188

Municipal Bonds – 0.26%

Golden State, California Tobacco Securitization Corporation Settlement Revenue (Asset-Backed Senior Notes) Series A-1
5.125% 6/1/47	25,000	18,688
5.75% 6/1/47	25,000	20,439
New Jersey State Transportation Trust Fund Series AA 5.00% 6/15/44	40,000	42,966
New York City, New York Series I 5.00% 8/1/22	20,000	24,066
New York State Thruway Authority Revenue Series A 5.00% 5/1/19	30,000	34,745
State of Maryland Local Facilities Series A 5.00% 8/1/21	30,000	36,593
Texas Private Activity Bond Surface Transportation Revenue Bond (Senior Lien NTE Mobility Partners Segments 3) 6.75% 6/30/43 (AMT)	20,000	24,290

Total Municipal Bonds (cost $188,731)		201,787

Non-Agency Asset-Backed Securities – 4.03%

AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	100,000	108,211
Ally Master Owner Trust Series 2013-1 A2 1.00% 2/15/18	100,000	100,230

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Ally Master Owner Trust Series 2013-2 A 0.603% 4/15/18 •	100,000	$100,147
American Express Credit Account Master Trust
Series 2013-2 A 0.573% 5/17/21 •	100,000	100,420
Series 2014-3 A 1.49% 4/15/20	100,000	100,448
ARL Second Series 2014-1A A1 144A 2.92% 6/15/44 #	96,568	96,001
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	100,000	104,141
Series 2013-1A A 144A 1.92% 9/20/19 #	100,000	99,923
BA Credit Card Trust Series 2014-A3 A 0.443% 1/15/20 •	60,000	60,002
California Republic Auto Receivables Trust Series 2013-1 A2 144A 1.41% 9/17/18 #	61,005	61,471
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.203% 11/15/19 •	100,000	99,486
Series 2007-A2 A2 0.233% 12/16/19 •	100,000	99,537
Series 2013-A2 A2 0.333% 2/15/19 •	125,000	124,986
Series 2014-A4 A 0.513% 6/15/22 •	80,000	80,048
CenterPoint Energy Transition Bond IV Series 2012-1 A3 3.028% 10/15/25	200,000	203,114
Citibank Credit Card Issuance Trust Series 2013-A4 A4 0.573% 7/24/20 •	100,000	100,199
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.948% 11/25/36 f	300,000	299,830
Dell Equipment Finance Trust Series 2014-1 A3 144A 0.94% 6/22/20 #	100,000	99,992

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Ford Credit Auto Owner Trust Series 2014-2 A 144A 2.31% 4/15/26 #	100,000	$100,242
Golden Credit Card Trust Series 2014-2A A 144A 0.603% 3/15/21 #•	350,000	349,542
GreatAmerica Leasing Receivables Series 2014-1 A3 144A 0.89% 7/15/17 #	100,000	100,065
Hyundai Auto Lease Securitization Trust Series 2014-A A4 144A 1.01% 9/15/17 #	100,000	100,222
MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35 #•	12,493	12,487
Mid-State Trust XI Series 11 A1 4.864% 7/15/38	11,550	12,288
MMAF Equipment Finance Series 2014-AA A4 144A 1.59% 2/8/22 #	100,000	99,641
Trafigura Securitisation Finance Series 2012-1A A 144A 2.553% 10/15/15 #•	145,000	145,515
Volvo Financial Equipment
Series 2014-1A A3 144A 0.82% 4/16/18 #	50,000	49,978
Series 2014-1A B 144A 1.66% 11/16/20 #	100,000	99,874

Total Non-Agency Asset-Backed Securities (cost $3,072,943)		3,108,040

Non-Agency Collateralized Mortgage Obligations – 0.16%

American Tower Trust I 144A 1.551% 3/15/43 #	30,000	29,813
Sequoia Mortgage Trust Series 2013-11 B1 144A 3.713% 9/25/43 #•	97,579	95,015

Total Non-Agency Collateralized Mortgage Obligations (cost $125,321)		124,828

Regional Bond – 0.12%Δ

Canada – 0.12%
Province of Quebec 2.875% 10/16/24	95,000	94,712

Total Regional Bond (cost $94,232)		94,712

	Principal amount°	Value (U.S. $)

Senior Secured Loans – 8.13%«

Activision Blizzard Tranche B 1st Lien 3.25% 9/12/20	131,363	$131,416
ARAMARK Tranche E 3.25% 9/7/19	72,750	71,962
Azure Midstream Tranche B 6.50% 10/21/18	37,769	37,036
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	105,000	105,315
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	148,688	147,254
Calpine Construction Finance Tranche B 3.00% 5/1/20	148,125	144,237
Chrysler Group Tranche B 1st Lien 3.50% 5/24/17	192,728	191,925
Clear Channel Communications Tranche B 3.804% 1/29/16	332,876	330,528
DaVita Healthcare Partners Tranche B 3.50% 6/19/21	384,038	380,917
Drillships Financing Holding Tranche B1 6.00% 2/17/21	54,313	52,163
Emdeon 1st Lien 3.75% 11/2/18	106,222	105,448
Energy Transfer Equity 1st Lien 3.25% 12/2/19	125,000	123,320
Exgen Texas Power Tranche B 1st Lien 5.75% 9/16/21	155,000	155,291
First Data Tranche B 1st Lien 4.153% 3/24/21	84,068	83,616
HCA Tranche B4 2.983% 5/1/18	495,000	493,247
HCA Tranche B5 1st Lien 2.904% 3/31/17	124,740	124,402
Hilton Worldwide Finance Tranche B2 3.50% 9/23/20	309,491	306,880
Houghton International 1st Lien 4.00% 12/10/19	191,588	190,270
Houghton International 2nd Lien 9.50% 11/20/20	125,000	126,250
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	29,252	29,279
Immucor Tranche B2 5.00% 8/19/18	185,423	185,462
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	143,958	143,058
Landry’s Tranche B 4.00% 4/24/18	173,768	173,497

(continues	)	73

Schedules of investments

Delaware Pooled® Trust – The Core Plus Fixed Income Portfolio

		Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Level 3 Financing Tranche B 4.00% 1/15/20		50,000	$49,663
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19		28,125	27,907
Patheon 4.25% 1/23/21		523,688	510,221
Rite Aid 2nd Lien 4.875% 6/13/21		350,000	350,985
Samson Investment 2nd Lien 5.00% 9/25/18		90,000	83,700
Scientific Games International 4.25% 5/22/20		193,538	193,023
Smart & Final Tranche B 1st Lien 4.75% 11/15/19		100,637	100,574
Sprouts Farmers 4.00% 4/12/20		127,617	127,032
Stena 1st Lien 4.00% 2/21/21		313,425	308,724
Univision Communications Tranche C4 4.00% 3/1/20		162,424	161,020
USI Insurance Services Tranche B 1st Lien 4.25% 12/3/18		49,129	48,637
Valeant Pharmaceuticals International Tranche BE 3.75% 8/5/20		159,961	158,962
Vantage Drilling Tranche B 1st Lien 5.00% 10/25/17		45,960	43,202
Zayo Group Tranche B 1st Lien 4.00% 7/2/19		266,822	264,821

Total Senior Secured Loans (cost $6,313,996)			6,261,244

Sovereign Bonds – 0.46%Δ

Brazil – 0.09%
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/17	BRL	31,000	11,979
10.00% 1/1/21	BRL	156,000	57,559

			69,538

Chile – 0.12%
Chile Government International Bond 5.50% 8/5/20	CLP	50,000,000	91,846

			91,846

		Principal amount	Value (U.S. $)

Sovereign BondsΔ (continued)

Colombia – 0.04%
Colombia Government International Bond
4.375% 3/21/23	COP	30,000,000	$12,940
9.85% 6/28/27	COP	29,000,000	18,108

			31,048

Hungary – 0.05%
Hungary Government International Bond 5.375% 3/25/24		40,000	42,904

			42,904

Indonesia – 0.04%
Indonesia Treasury Bond 7.875% 4/15/19	IDR	352,000,000	29,229

			29,229

Mexico – 0.02%
Mexican Bonos 8.00% 6/11/20	MXN	170,000	14,365

			14,365

Peru – 0.04%
Peruvian Government International Bond 144A 5.70% 8/12/24 #	PEN	100,000	34,089

			34,089

South Africa – 0.06%
South Africa Government Bond 8.00% 1/31/30	ZAR	492,000	43,595

			43,595

Total Sovereign Bonds (cost $363,217)			356,614

Supranational Bank – 0.04%«

European Bank for Reconstruction & Development 6.00% 3/3/16	INR	1,800,000	29,492

Total Supranational Bank (cost $29,527)			29,492

U.S. Treasury Obligations – 6.81%

U.S. Treasury Bond 3.125% 8/15/44		2,790,000	2,824,875
U.S. Treasury Notes 1.75% 9/30/19		40,000	40,269

	Principal amount	Value (U.S. $)

U.S. Treasury Obligations (continued)

U.S. Treasury Notes 2.375% 8/15/24 ¥	2,370,000	$2,379,442

Total U.S. Treasury Obligations (cost $5,168,712)		5,244,586

	Number of shares

Convertible Preferred Stock – 0.05%

ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	125	2,596
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	1	1,138
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	4	4,357
Dominion Resources 6.125% exercise price $65.21, expiration date 4/1/16	60	3,413
HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	6	8,431
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	120	6,173
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	79	7,308
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	7	8,428

Total Convertible Preferred Stock (cost $42,926)		41,844

Preferred Stock – 0.27%

Alabama Power 5.625%	1,855	46,189
Integrys Energy Group 6.00% •	1,950	50,934
National Retail Properties 5.70%	1,225	29,767
Public Storage 5.20%	1,200	27,576
Regions Financial 6.375% •	2,100	53,760

Total Preferred Stock (cost $207,044)		208,226

	Principal amount°	Value (U.S. $)

Short-Term Investments – 18.82%

Repurchase Agreements – 18.82%
Bank of America Merrill Lynch 0.06%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $4,623,263 (collateralized by U.S. government obligations 0.00%–2.75% 2/15/19–1/15/26 market value $4,715,705)	4,623,240	$4,623,240
Bank of Montreal 0.07%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $770,545 (collateralized by U.S. government obligations 0.00%–11.25% 10/31/14–5/15/44 market value $785,951)	770,540	770,540
BNP Paribas 0.11%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $9,102,303 (collateralized by U.S. government obligations 0.00%–4.375% 8/31/15–11/15/42 market value $9,284,273)	9,102,220	9,102,220

Total Short-Term Investments (cost $14,496,000)		14,496,000

Total Value of Securities – 117.30% (cost $89,060,327)		$90,365,608

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2014, the aggregate value of Rule 144A securities was $13,458,825 which represents 17.47% of the Portfolio’s net assets. See Note 12 in “Notes to financial statements.”
¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

(continues	)	75

Schedules of investments

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

—	Variable rate security. The rate shown is the rate as of Oct. 31, 2014. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for futures contracts.
Δ	Securities have been classified by country of origin.
S	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Oct. 31, 2014.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Oct. 31, 2014.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at Oct. 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	BRL	34,330	USD	(14,122)	11/3/14	$(282)
BNYM	BRL	40,662	USD	(16,617)	11/4/14	(229)
UBS	CLP	(20,415,479)	USD	34,809	11/21/14	(599)

						$(1,110)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(63)	U.S. Treasury 5 yr Notes	$(7,504,611)	$(7,524,070)	1/2/15	$(19,459)

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
	ICE-CDX.NA.
BCLY	HY.23	$385,000	5.00%	12/20/19	$(1,510)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 9 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Summary of abbreviations:

AMT – Subject to Alternative Minimum Tax

ARM – Adjustable Rate Mortgage

BCLY – Barclays Bank

BNYM – BNY Mellon

BRL – Brazilian Real

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America High Yield

CLP – Chilean Peso

GBP – British Pound Sterling

HSBC – Hong Kong Shanghai Bank

ICE – IntercontinentalExchange, Inc.

IDR – Indonesian Rupiah

JPY – Japanese Yen

MSC – Morgan Stanley Capital

NGN – Nigerian Naira

PLN – Polish Zloty

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TRY – Turkish Lira

UBS – Union Bank of Switzerland

USD – United States Dollar

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The International Equity Portfolio

October 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 99.03%Δ

Australia – 2.55%
AMP	1,061,159	$5,471,801
QBE Insurance Group	581,599	5,907,161

		11,378,962

Belgium – 0.00%
Ageas VVPR Strip «=†	36,617	0

		0

China – 2.64%
China Mobile	593,500	7,384,491
Jardine Matheson Holdings	73,215	4,387,626

		11,772,117

France – 11.70%
Cie de Saint-Gobain	196,935	8,464,887
GDF Suez VVPR Strip =†	162,519	0
Orange	547,423	8,714,831
Sanofi	134,285	12,184,548
Societe Generale	105,498	5,083,858
Total	196,823	11,750,515
Vallourec	129,682	4,739,313
Vinci	23,204	1,324,391

		52,262,343

Germany – 7.46%
Daimler	72,951	5,687,687
Deutsche Telekom	934,712	14,088,658
GEA Group	22,167	1,022,471
RWE	136,593	4,846,371
SAP	112,849	7,688,708

		33,333,895

Israel – 2.08%
Teva Pharmaceutical Industries ADR	164,616	9,295,866

		9,295,866

Italy – 2.18%
ENI	457,834	9,753,720

		9,753,720

Japan – 17.25%
Canon	382,500	11,739,349
Honda Motor	271,100	8,669,949
Hoya	151,100	5,348,857
Kao	228,200	8,901,625
Kirin Holdings	653,800	8,479,408

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Japan (continued)
NTT DOCOMO	298,100	$5,029,512
Seven & I Holdings	177,173	6,922,156
Takeda Pharmaceutical	252,200	10,936,348
Tokio Marine Holdings	264,452	8,483,502
Tokyo Electron	39,000	2,501,364

		77,012,070

Netherlands – 6.09%
Koninklijke Ahold	640,218	10,722,348
Reed Elsevier	251,443	5,791,826
Royal Dutch Shell Class A	299,216	10,699,663

		27,213,837

Singapore – 4.62%
SembCorp Industries	1,212,000	4,584,925
Singapore Telecommuni-cations	2,913,602	8,575,206
United Overseas Bank	416,542	7,462,345

		20,622,476

Spain – 6.99%
Banco Santander	497,970	4,399,653
Iberdrola	2,080,571	14,727,601
Telefonica	803,553	12,091,126

		31,218,380

Sweden – 2.23%
Ericsson LM Class B	468,192	5,531,671
TeliaSonera	636,407	4,406,437

		9,938,108

Switzerland – 12.73%
ABB †	536,724	11,771,956
Nestle	160,403	11,759,960
Novartis	132,509	12,294,021
Syngenta	29,078	8,990,257
Zurich Insurance Group †	39,699	12,010,935

		56,827,129

Taiwan – 1.02%
Taiwan Semiconductor Manufacturing ADR	206,732	4,552,239

		4,552,239

United Kingdom – 19.49%
AMEC	326,212	5,439,305
BG Group	560,476	9,340,910
BP	1,230,136	8,850,712

(continues	)	77

Schedules of investments

Delaware Pooled® Trust — The International Equity Portfolio

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

United Kingdom (continued)
G4S	1,613,490	$6,604,413
GlaxoSmithKline	594,463	13,443,166
National Grid	878,713	13,040,066
Pearson	228,036	4,268,033
Tesco	3,054,989	8,480,618
Unilever	316,509	12,731,732
Vodafone Group	1,446,518	4,810,332

		87,009,287

Total Common Stock (cost $398,672,621)		442,190,429

	Principal amount°

Short-Term Investments – 0.42%

Discount Notes – 0.33%≠
Federal Home Loan Bank
0.025% 11/13/14	189,112	189,111
0.041% 11/19/14	881,890	881,885
0.077% 11/14/14	419,295	419,293

		1,490,289

Repurchase Agreements – 0.06%
Bank of America Merrill Lynch 0.06%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $87,388 (collateralized by U.S. government obligations 0.00%–2.75% 2/15/19–1/15/26 market value $89,135)	87,387	87,387
Bank of Montreal 0.07%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $14,565 (collateralized by U.S. government obligations 0.00%–11.25% 10/31/14–5/15/44 market value $14,856)	14,565	14,565

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.11%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $172,050 (collateralized by U.S. government obligations 0.00%–4.375% 8/31/15–11/15/42 market value $175,489)	172,048	$172,048

		274,000

U.S Treasury Obligation – 0.03%≠
U.S. Treasury Bills 0.005%
12/26/14	124,971	124,969

		124,969

Total Short-Term Investments (cost $1,889,235)		1,889,258

Total Value of Securities – 99.45% (cost $400,561,856)		$444,079,687

«	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.
=

Security is being fair valued in accordance with the Portfolio’s fair value policy. At Oct. 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 44 in “Security type / country and sector allocations.”

The following foreign currency exchange contracts were outstanding at Oct. 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BCLY	SGD	(298,394)	USD	232,425	11/5/14	$170
BNYM	AUD	(10,394,500)	USD	9,162,908	1/30/15	76,774
NT	JPY	(25,409,734)	USD	227,367	11/6/14	1,060

						$78,004

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AUD – Australian Dollar

BCLY – Barclays Bank

BNYM – BNY Mellon

JPY – Japanese Yen

NT – Northern Trust

SGD – Singapore Dollar

See accompanying notes, which are an integral part of the financial statements.

79

Schedules of investments

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

October 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 99.02%Δ

Australia – 2.54%
AMP	882,830	$4,552,258
QBE Insurance Group	485,863	4,934,793

		9,487,051

Belgium – 0.00%
Ageas VVPR Strip «=†	15,275	0

		0

France – 13.46%
Cie de Saint-Gobain	180,262	7,748,229
GDF Suez	319,994	7,769,120
GDF Suez VVPR Strip =†	101,871	0
Orange	456,423	7,266,135
Sanofi	111,925	10,155,680
Societe Generale	92,738	4,468,965
Total	120,630	7,201,722
Vallourec	113,996	4,166,058
Vinci	25,943	1,480,723

		50,256,632

Germany – 7.34%
Daimler	60,333	4,703,914
GEA Group	19,342	892,166
RWE	99,701	3,537,429
SAP	107,517	7,325,424
Telefonica Deutschland Holding	2,227,004	10,958,398

		27,417,331

Israel – 2.07%
Teva Pharmaceutical Industries ADR	137,200	7,747,684

		7,747,684

Japan – 18.15%
Canon	345,000	10,588,432
Honda Motor	230,400	7,368,337
Hoya	123,000	4,354,132
Kao	191,100	7,454,428
Kirin Holdings	603,400	7,825,749
NTT DOCOMO	248,000	4,184,230
Seven & I Holdings	171,900	6,716,140
Takeda Pharmaceutical	224,500	9,735,171
Tokio Marine Holdings	230,900	7,407,168
Tokyo Electron	33,500	2,148,608

		67,782,395

Netherlands – 6.41%
Koninklijke Ahold	514,756	8,621,115

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Netherlands (continued)
Reed Elsevier	201,533	$4,642,182
Royal Dutch Shell Class A	298,862	10,687,004

		23,950,301

Singapore – 5.44%
SembCorp Industries	1,071,000	4,051,530
Singapore Telecommunications	3,371,000	9,921,403
United Overseas Bank	354,019	6,342,247

		20,315,180

Spain – 6.96%
Banco Santander	399,427	3,529,008
Iberdrola	1,618,625	11,457,654
Telefonica	732,483	11,021,730

		26,008,392

Sweden – 2.35%
Ericsson Class B	419,426	4,955,502
TeliaSonera	554,548	3,839,651

		8,795,153

Switzerland – 12.78%
ABB †	439,018	9,628,973
Nestle	143,010	10,484,791
Novartis	110,134	10,218,097
Syngenta	24,712	7,640,389
Zurich Insurance Group †	32,228	9,750,583

		47,722,833

United Kingdom – 21.52%
AMEC	320,615	5,345,980
BG Group	521,457	8,690,619
BP	1,447,823	10,416,949
G4S	1,419,606	5,810,798
GlaxoSmithKline	505,205	11,424,688
National Grid	786,318	11,668,928
Pearson	195,445	3,658,044
Sainsbury (J.)	705,378	2,778,879
Tesco	1,851,180	5,138,857
Unilever	286,886	11,540,132
Vodafone Group	1,170,150	3,891,283

		80,365,157

Total Common Stock (cost $343,622,663)		369,848,109

	Principal amount°	Value (U.S. $)

Short-Term Investments – 0.72%

Repurchase Agreements – 0.72%
Bank of America Merrill Lynch 0.06%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $856,018 (collateralized by U.S. government obligations 0.00%–2.75% 2/15/19–1/15/26 market value $873,134)	856,014	$856,014
Bank of Montreal 0.07%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $142,670 (collateralized by U.S. government obligations 0.00%–11.25% 10/31/14–5/15/44 market value $145,522)	142,669	142,669
BNP Paribas 0.11%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $1,685,333 (collateralized by U.S. government obligations 0.00%–4.375% 8/31/15–11/15/42 market value $1,719,025)	1,685,317	1,685,317

Total Short-Term Investments (cost $2,684,000)		2,684,000

Total Value of Securities – 99.74% (cost $346,306,663)		$372,532,109

«	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.
=

Security is being fair valued in accordance with the Portfolio’s fair value policy. At Oct. 31, 2014, the aggregate value of fair valued securities was $0, which represents 0.00% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 45 in “Security type / country and sector allocations.”

The following foreign currency exchange contracts were outstanding at Oct. 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	AUD	(8,663,500)	USD	7,637,005	1/30/15	$63,988
BNYM	EUR	93,695	USD	(117,727)	11/3/14	(316)

						$63,672

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

AUD – Australian Dollar

BNYM – BNY Mellon

EUR – European Monetary Unit

USD – United States Dollar

VVPR Strip – Dividend Coupon

See accompanying notes, which are an integral part of the financial statements.

81

Schedules of investments

Delaware Pooled® Trust — The Emerging Markets Portfolio

October 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 94.85%Δ

Brazil – 7.20%
AMBEV ADR	466,300	$3,114,884
CCR	934,700	6,958,766
Cielo	239,258	3,928,419
CPFL Energia	355,580	2,668,787
EcoRodovias Infraestrutura e Logistica	456,000	2,038,770
Transmissora Alianca de Energia Eletrica	352,500	2,617,222
Vale ADR	98,900	997,901

		22,324,749

Chile – 2.91%
Banco Santander Chile ADR	76,670	1,624,637
Cia Cervecerias Unidas	186,631	1,964,617
Enersis ADR	344,700	5,442,813

		9,032,067

China – 18.15%■
Beijing Enterprises Holdings	454,999	3,714,855
Belle International Holdings	4,850,515	6,172,285
China BlueChemical Class H	3,733,000	1,325,605
China Huishan Dairy Holdings	11,189,000	2,510,064
China Mobile	817,000	10,165,340
China Resources Power Holdings	2,314,000	6,735,102
China Shenhua Energy Class H	1,413,000	3,982,515
Golden Eagle Retail Group	2,437,000	2,987,530
Hengan International Group	397,500	4,189,871
Huabao International Holdings	4,384,000	3,134,740
Jiangsu Expressway Class H	3,520,000	3,931,881
Mindray Medical International ADR	162,579	4,737,552
Sands China	436,000	2,719,328

		56,306,668

Colombia – 0.43%
Bancolombia ADR	23,600	1,335,052

		1,335,052

India – 8.51%
Axis Bank	687,655	4,920,700
Cairn India	842,272	3,901,682
Housing Development Finance	285,982	5,150,318
Infosys	47,143	3,124,883
Infosys ADR	46,900	3,135,734

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

India (continued)
Larsen & Toubro	107,768	$2,904,265
Rural Electrification	311,695	1,531,101
Zee Entertainment Enterprises	307,129	1,721,308

		26,389,991

Indonesia – 4.05%
Bank Mandiri	5,098,500	4,378,866
Bank Rakyat Indonesia	4,680,100	4,288,826
Perusahaan Gas Negara	7,915,300	3,898,996

		12,566,688

Kazakhstan – 0.70%
KazMunaiGas Exploration Production GDR	135,119	2,155,148

		2,155,148

Malaysia – 5.49%
AMMB Holdings	1,936,100	3,990,311
Genting Malaysia	2,494,400	3,260,823
Malayan Banking	1,594,428	4,701,977
Tenaga Nasional	1,250,800	5,079,773

		17,032,884

Mexico – 7.08%
Arca Continental	238,900	1,538,143
Compartamos	770,400	1,716,323
Fibra Uno Administracion	2,605,500	9,043,596
Grupo Aeroportuario del Pacifico ADR	35,400	2,412,510
Grupo Financiero Santander Mexico Class B ADR	353,214	4,697,746
Kimberly-Clark de Mexico Class A	1,102,500	2,565,896

		21,974,214

Peru – 1.55%
Credicorp	29,830	4,802,630

		4,802,630

Philippines – 2.20%
Philippine Long Distance Telephone ADR	97,500	6,837,675

		6,837,675

Qatar – 1.85%
Qatar Electricity & Water	59,789	2,991,461
Qatar National Bank	46,412	2,737,774

		5,729,235

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Republic of Korea – 5.93%
Hyundai Mobis	35,031	$8,152,420
Kangwon Land	72,605	2,361,583
Samsung Electronics	6,791	7,877,151

		18,391,154

Romania – 0.50%
Societatea Nationala de Gaze Naturale GDR	163,108	1,538,108

		1,538,108

Russia – 3.53%
Gazprom ADR	927,939	6,148,351
Sberbank of Russia ADR	630,321	4,799,862

		10,948,213

South Africa – 3.04%
Bidvest Group	93,948	2,586,838
Clicks Group	238,567	1,625,142
Truworths International	424,445	2,910,243
Woolworths Holdings	325,468	2,318,276

		9,440,499

Taiwan – 7.92%
Asustek Computer	282,000	2,874,784
Quanta Computer	1,072,000	2,694,568
Taiwan Mobile	2,077,000	6,729,251
Taiwan Semiconductor Manufacturing	2,201,588	9,528,722
Teco Electric and Machinery	2,467,000	2,740,690

		24,568,015

Thailand – 2.28%
PTT	626,900	7,074,492

		7,074,492

Turkey – 4.60%
Tofas Turk Otomobil Fabrikasi	208,590	1,308,723
Tupras Turkiye Petrol Rafinerileri	341,804	7,413,242
Turk Telekomunikasyon	1,934,278	5,556,121

		14,278,086

United Arab Emirates – 0.67%
First Gulf Bank	414,067	2,084,086

		2,084,086

United Kingdom – 3.99%
Mondi	89,783	1,518,838

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

United Kingdom (continued)
SABMiller	54,622	$3,079,294
Unilever	193,680	7,790,874

		12,389,006

United States – 2.27%
Yum! Brands	98,141	7,049,468

		7,049,468

Total Common Stock (cost $290,358,862)		294,248,128

Preferred Stock – 3.26%Δ

Brazil – 2.55%
Petroleo Brasileiro 7.13%	548,000	3,378,839
Vale ADR 11.62%	516,500	4,524,540

		7,903,379

India – 0.04%
Zee Entertainment Enterprises 0.54%	8,249,787	114,198

		114,198

Republic of Korea – 0.67%
Hyundai Motor 1.61%	17,470	2,078,599

		2,078,599

Total Preferred Stock (cost $15,613,196)		10,096,176

	Principal amount°

Short-Term Investments – 1.25%

Discount Notes – 0.67%≠
Federal Home Loan Bank
0.025% 11/13/14	264,506	264,505
0.045% 11/19/14	1,392,697	1,392,688
0.077% 11/14/14	431,393	431,392

		2,088,585

Repurchase Agreements – 0.48%
Bank of America Merrill Lynch 0.06%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $470,108 (collateralized by U.S. government obligations 0.00%–2.75% 2/15/19–1/15/26 market value $479,508)	470,106	470,106

(continues	)	83

Schedules of investments

Delaware Pooled® Trust – The Emerging Markets Portfolio

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
Bank of Montreal 0.07%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $78,351 (collateralized by U.S. government obligations 0.00%–11.25% 10/31/14–5/15/44 market value $79,918)	78,351	$78,351
BNP Paribas 0.11%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $925,552 (collateralized by U.S. government obligations 0.00%–4.375% 8/31/15–11/15/42 market value $944,055)	925,543	925,543

		1,474,000

U.S. Treasury Obligations – 0.10%≠
U.S. Treasury Bills
0.005% 12/26/14	128,867	128,865
0.093% 11/13/14	175,101	175,101

		303,966

Total Short-Term Investments (cost $3,866,512)		3,866,551

Total Value of Securities – 99.36% (cost $309,838,570)		$308,210,855

≠	The rate shown is the effective yield at the time of purchase.
■	Securities listed and traded on the Hong Kong Stock Exchange.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 46 in “Security type / country and sector allocations.”

The following foreign currency exchange contracts were outstanding at Oct. 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	BRL	1,128,216	USD	(469,700)	11/3/14	$(14,865)
BNYM	BRL	315,390	USD	(127,616)	11/4/14	(508)
BNYM	INR	(5,344,082)	USD	87,027	11/5/14	89
BNYM	KRW	(97,786,448)	USD	91,865	11/3/14	865
BNYM	KRW	(1,017,169,165)	USD	944,655	11/4/14	(1,885)
BNYM	QAR	285,597	USD	(78,548)	11/3/14	(121)
BNYM	QAR	499,168	USD	(137,299)	11/4/14	(223)
BNYM	THB	(3,547,756)	USD	108,981	11/4/14	212

						$(16,436)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – BNY Mellon

BRL – Brazilian Real

GDR – Global Depositary Receipt

INR – Indian Rupee

KRW – South Korean Won

QAR – Qatari Riyal

THB – Thailand Baht

USD – United States Dollar

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust – The Emerging Markets Portfolio II

October 31, 2014

	Number of shares	Value (U.S. $)

Common Stock – 98.50%Δ

Argentina – 1.51%
Cresud ADR @	8,100	$85,050
IRSA Inversiones y Represen-taciones ADR @	4,000	58,920
MercadoLibre	1,600	217,840
YPF ADR	8,000	281,360

		643,170

Bahrain – 0.03%
Aluminum Bahrain GDR 144A #@	1,800	12,056

		12,056

Brazil – 16.71%
America Latina Logistica	36,422	99,792
B2W Cia Digital @†	80,235	1,045,108
Banco Bradesco ADR	7,373	110,448
Banco Santander Brasil ADR	48,000	263,040
Brasil Foods ADR	16,900	440,245
Braskem ADR	12,800	187,776
Centrais Eletricas Brasileiras ADR	21,300	53,889
Cyrela Brazil Realty	15,780	78,448
Fibria Celulose ADR †	40,300	492,869
Gerdau @	11,700	43,340
Gerdau ADR	13,000	58,890
Gol Linhas Aereas Inteligentes ADR	45,200	233,684
Hypermarcas †	78,500	548,315
Itau Unibanco Holding ADR	60,500	892,980
JBS	32,815	146,318
Petroleo Brasileiro ADR	53,200	622,440
Santos Brasil Participacoes	5,900	37,616
Telefonica Brasil ADR	3,255	66,532
Tim Participacoes ADR	53,200	1,464,064
Vale ADR	21,600	217,944

		7,103,738

Chile – 0.74%
Sociedad Quimica y Minera de Chile ADR	13,300	315,609

		315,609

China/Hong Kong – 17.29%
Baidu ADR †	11,500	2,745,855
China Mengniu Dairy	67,000	295,947
China Mobile	50,000	622,114
China Mobile ADR	7,200	447,048
China Petroleum & Chemical	94,000	81,516

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

China/Hong Kong (continued)
China Petroleum & Chemical ADR	3,770	$327,915
China Unicom Hong Kong ADR	17,100	256,158
CNOOC ADR	1,600	250,192
PetroChina ADR	1,700	213,350
PetroChina Class H	280,000	350,538
SINA †	2,000	81,940
Sohu.com @†	16,000	777,440
Tianjin Development Holdings @	190,000	164,955
Tingyi Cayman Islands Holding	42,000	104,483
Tsingtao Brewery	24,000	177,409
Uni-President China Holdings @	492,000	454,868

		7,351,728

Colombia – 1.28%
Bolsa De Valores De Colombia	10,000	107
Cemex Latam Holdings †	61,058	543,068

		543,175

India – 8.26%
Cairn India	74,000	342,792
ICICI Bank ADR	2,600	146,536
Reliance Communications †	90,082	155,548
Reliance Industries	30,356	492,644
Reliance Industries GDR 144A #	55,000	1,777,726
Steel Authority of India	49,589	67,116
Tata Chemicals	62,463	413,958
Ultratech Cement	2,784	115,493

		3,511,813

Indonesia – 1.44%
Global Mediacom	2,369,600	384,587
Tambang Batubara Bukit Asam Persero	118,500	127,133
United Tractors	67,106	101,933

		613,653

Israel – 2.66%
Teva Pharmaceutical Industries ADR	20,000	1,129,400

		1,129,400

(continues	)	85

Schedules of investments

Delaware Pooled® Trust – The Emerging Markets Portfolio II

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Malaysia – 0.48%
UEM Sunrise @	356,100	$203,501

		203,501

Mexico – 7.47%
America Movil Series L ADR	11,000	268,510
Cemex ADR †	67,607	831,566
Empresas ICA ADR †	27,200	193,936
Fomento Economico Mexicano ADR	2,500	240,600
Grupo Financiero Banorte Class O	24,300	155,732
Grupo Financiero Santander Mexico Class B ADR	19,400	258,020
Grupo Televisa ADR	30,000	1,084,200
Wal-Mart de Mexico Class V	61,629	142,928

		3,175,492

Netherlands – 0.73%
Yandex Class A †	10,800	309,096

		309,096

Peru – 0.25%
Cia de Minas Buenaventura ADR	11,500	105,800

		105,800

Poland – 0.67%
Jastrzebska Spolka Weglowa †	2,926	25,144
Polski Koncern Naftowy Orlen	8,460	105,392
Powszechna Kasa Oszczednosci Bank Polski	13,921	154,842

		285,378

Republic of Korea – 20.88%
Hitejinro Holdings	20,000	233,307
KB Financial Group ADR	28,000	1,083,600
KCC @	1,455	801,253
KT ADR	28,300	433,839
KT&G	5,530	487,037
LG Display ADR †	17,800	267,356
LG Electronics	5,107	310,234
LG Uplus	28,207	288,537
Lotte Chilsung Beverage @	425	669,148
Lotte Confectionery @	257	459,711
Samsung Electronics	1,595	1,850,104
Samsung Life Insurance	4,270	463,279
SK Telecom ADR	55,000	1,528,450

		8,875,855

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Russia – 4.73%
Etalon Group
GDR 144A #@=	4,800	$14,770
Gazprom ADR @	50,000	331,291
LUKOIL ADR	3,400	166,770
LUKOIL ADR (London International Exchange)	3,600	176,470
MegaFon GDR	14,100	329,940
Mobile Telesystems ADR	19,400	277,420
Moscow Exchange =	70,000	94,330
Rosneft GDR @	52,800	293,864
Sberbank @=	141,095	249,677
VTB Bank @	16,155,925	14,984
VTB Bank GDR @	33,800	62,804

		2,012,320

South Africa – 1.31%
Anglo American Platinum †	1,687	53,331
Impala Platinum Holdings †	4,413	32,202
Sasol ADR	5,200	260,988
Vodacom Group	17,262	209,683

		556,204

Taiwan – 5.24%
Hon Hai Precision Industry	281,404	889,256
Mitac Holdings	472,000	364,829
Taiwan Semiconductor Manufacturing	95,000	411,171
Taiwan Semiconductor Manufacturing ADR	12,800	281,856
United Microelectronics	634,000	281,057

		2,228,169

Thailand – 1.40%
Bangkok Bank	37,099	225,290
PTT	27,160	306,497
PTT Exploration & Production	14,571	65,460

		597,247

Turkey – 1.39%
Anadolu Efes Biracilik Ve Malt Sanayii †	19,910	232,654
Turkcell Iletisim Hizmetleri ADR †	20,600	301,378
Turkiye Sise ve Cam Fabrikalari	37,006	56,268

		590,300

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

United Kingdom – 0.21%
Anglo American ADR	8,400	$88,460

		88,460

United States – 3.82%
Archer-Daniels-Midland	11,900	559,300
Avon Products	16,300	169,520
Yahoo †	19,400	893,370

		1,622,190

Total Common Stock (cost $37,938,666)		41,874,354

Preferred Stock – 1.36%Δ

Republic of Korea – 1.36%
LG Electronics 0.74%	17,861	578,794

Total Preferred Stock (cost $307,186)		578,794

	Principal amount°

Short-Term Investments – 2.59%

Repurchase Agreements – 2.59%
Bank of America Merrill Lynch 0.06%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $351,465 (collateralized by U.S. government obligations 0.00%–2.75% 2/15/19–1/15/26 market value $358,492)	351,463	351,463
Bank of Montreal 0.07%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $58,578 (collateralized by U.S. government obligations 0.00%–11.25% 10/31/14–5/15/44 market value $59,749)	58,577	58,577

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.11%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $691,966 (collateralized by U.S. government obligations 0.00%–4.375% 8/31/15–11/15/42 market value $705,799)	691,960	$691,960

Total Short-Term Investments (cost $1,102,000)		1,102,000

Total Value of Securities – 102.45% (cost $39,347,852)		$43,555,148

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2014, the aggregate value of Rule 144A securities was $1,804,552, which represents 4.24% of the Portfolio’s net assets. See Note 12 in “Notes to financial statements.”

@	Illiquid security. At Oct. 31, 2014, the aggregate value of illiquid securities was $5,742,740, which represents 13.51% of the Portfolio’s net assets. See Notes 12 in “Notes to financial statements.”
=

Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At Oct. 31, 2014, the aggregate value of fair valued securities was $358,777, which represents 0.84% of the Portfolio’s net assets. See Note 1 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 47 in “Security type / country and sector allocations.”

(continues	)	87

Schedules of investments

Delaware Pooled® Trust — The Emerging Markets Portfolio II

The following foreign currency exchange contracts were outstanding at Oct. 31, 2014:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	HKD	(3,194,020)	USD	412,066	11/4/14	$214
BNYM	PLN	(1,222,200)	USD	361,952	11/4/14	(712)
BNYM	ZAR	(920,027)	USD	83,193	11/7/14	(164)

						$(662)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – Bank of New York Mellon

GDR – Global Depositary Receipt

HKD – Hong Kong Dollar

PLN – Polish Zloty

USD – United States Dollar

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Delaware Pooled® Trust

October 31, 2014

	The		The
	Large-Cap	The	Large-Cap
	Value Equity	Select 20	Growth Equity
	Portfolio	Portfolio	Portfolio
Assets:
Investments, at value[1]	$134,230,802	$89,301,026	$276,256,402
Short-term investments, at value[2]	4,236,046	1,060,619	—
Repurchase agreements, at value[3]	1,145,000	—	3,883,000
Cash	84,963	—	21,980
Dividends and interest receivable	213,006	—	389,408
Receivable for securities sold	—	18,466,579	—

Total assets	139,909,817	108,828,224	280,550,790

Liabilities:
Cash overdraft	—	1,835,836	—
Payable for securities purchased	—	—	3,040,181
Payable for fund shares redeemed	—	16,523,134	—
Investment management fees payable	63,072	68,158	122,221
Other accrued expenses	47,070	44,910	62,292
Other affiliates payable	2,009	2,169	3,906
Trustees’ fees and expenses payable	324	260	616

Total liabilities	112,475	18,474,467	3,229,216

Total Net Assets	$139,797,342	$90,353,757	$277,321,574

Net Assets Consist of:
Paid-in capital	$113,968,842	$33,144,831	$169,213,248
Undistributed net investment income	1,732,807	45,929	1,501,161
Accumulated net realized gain on investments	3,769,537	24,380,042	22,782,455
Net unrealized appreciation of investments	20,326,156	32,782,955	83,824,710

Total Net Assets	$139,797,342	$90,353,757	$277,321,574

Net Asset Value

Portfolio Class
Net assets	$139,797,342	$90,353,757	$277,321,574
Shares of beneficial interest outstanding, unlimited authorization, no par	5,064,074	8,180,343	16,270,299
Net asset value per share	$27.61	$11.05	$17.04

[1]Investments, at cost	$113,904,672	$56,518,096	$192,431,692
[2]Short-term investments, at cost	4,236,020	1,060,594	—
[3]Repurchase agreements, at cost	1,145,000	—	3,883,000

See accompanying notes, which are an integral part of the financial statements.

(continues	)	89

Statements of assets and liabilities

Delaware Pooled® Trust

	The	The
	Focus Smid-Cap	High-Yield
	Growth Equity	Bond
	Portfolio	Portfolio
Assets:
Investments, at value[1]	$41,525,824	$135,154,540
Short-term investments, at value[2]	1,088,177	—
Repurchase agreements, at value[3]	729,000	7,866,000
Cash	9,464	—
Cash collateral due from brokers	—	364,860
Receivable for securities sold	82,213	2,048,431
Dividends and interest receivable	11,902	2,251,337
Receivable for fund shares sold	—	17,200
Variation margin receivable on futures contracts	—	2,797

Total assets	43,446,580	147,705,165

Liabilities:
Cash overdraft	—	42,826
Payable for securities purchased	106,184	4,105,922
Swap interest payable	—	18,889
Other accrued expenses	36,488	58,312
Investment management fees payable	22,148	54,403
Other affiliates payable	563	2,686
Trustees’ fees and expenses payable	86	338
Unrealized loss on credit default swap contracts	—	98,674
Upfront payments received on credit default swap contracts	—	140,648

Total liabilities	165,469	4,522,698

Total Net Assets	$43,281,111	$143,182,467

Net Assets Consist of:
Paid-in capital	$22,692,323	$133,764,467
Undistributed net investment income	—	6,861,293
Accumulated net realized gain on investments	9,370,750	1,986,837
Net unrealized appreciation of investments and derivatives	11,218,038	569,870

Total Net Assets	$43,281,111	$143,182,467

Net Asset Value

Portfolio Class
Net assets	$43,281,111	$143,182,467
Shares of beneficial interest outstanding, unlimited authorization, no par	1,980,820	16,625,419
Net asset value per share	$21.85	$8.61

[1]Investments, at cost	$30,307,793	$134,462,456
[2]Short-term investments, at cost	1,088,170	—
[3]Repurchase agreements, at cost	729,000	7,866,000

See accompanying notes, which are an integral part of the financial statements.

			The
	The	The	Labor Select
	Core Plus	International	International
	Fixed Income	Equity	Equity
	Portfolio	Portfolio	Portfolio
Assets:
Investments, at value[1]	$75,869,608	$442,190,429	$369,848,109
Short-term investments, at value[2]	—	1,615,258	—
Repurchase agreements, at value[3]	14,496,000	274,000	2,684,000
Cash	167,033	1,682	2,899
Foreign currencies, at value[4]	92,432	—	47,499
Cash collateral due from brokers	39,415	—	—
Receivable for securities sold	7,329,340	3,274,645	1,069,265
Dividends and interest receivable	533,643	907,346	1,153,113
Variation margin receivable on futures contracts	812	—	—
Receivable for fund shares sold	—	1,000	—
Unrealized gain on foreign currency exchange contracts	—	78,004	63,988

Total assets	98,528,283	448,342,364	374,868,873

Liabilities:
Payable for securities purchased	21,387,764	1,000,473	1,014,070
Swap interest payable	2,139	—	—
Payable for fund shares redeemed	—	399,365	—
Other accrued expenses	62,614	128,315	115,494
Investment management fees payable	8,802	279,281	235,170
Other affiliates payable	2,966	6,755	5,727
Trustees’ fees and expenses payable	181	1,074	913
Upfront payments received on credit default swap contracts	25,581	—	—
Unrealized loss on credit default swap contracts	1,510	—	—
Unrealized loss on foreign currency exchange contracts	1,110	—	316
Other liabilities	20	—	—

Total liabilities	21,492,687	1,815,263	1,371,690

Total Net Assets	$77,035,596	$446,527,101	$373,497,183

Net Assets Consist of:
Paid-in capital	$74,687,736	$535,163,756	$398,328,573
Undistributed net investment income	1,820,073	18,056,399	18,377,722
Accumulated net realized loss on investments	(750,339)	(150,242,392)	(69,386,305)
Net unrealized appreciation of investments and derivatives	1,278,126	43,549,338	26,177,193

Total Net Assets	$77,035,596	$446,527,101	$373,497,183

Net Asset Value

Portfolio Class
Net assets	$77,035,596	$446,527,101	$373,497,183
Shares of beneficial interest outstanding, unlimited authorization, no par	7,431,693	29,522,830	25,333,898
Net asset value per share	$10.37	$15.12	$14.74

[1]Investments, at cost	$74,564,327	$398,672,621	$343,622,663
[2]Short-term investments, at cost	—	1,615,235	—
[3]Repurchase agreements, at cost	14,496,000	274,000	2,684,000
[4]Foreign currencies, at cost	97,889	—	50,138

See accompanying notes, which are an integral part of the financial statements.

(continues	)	91

Statements of assets and liabilities

Delaware Pooled® Trust

	The	The
	Emerging	Emerging
	Markets	Markets
	Portfolio	Portfolio II
Assets:
Investments, at value[1]	$304,344,304	$42,453,148
Short-term investments, at value[2]	2,392,551	—
Repurchase agreements, at value[3]	1,474,000	1,102,000
Foreign currencies, at value[4]	1,496,631	18,744
Cash	79,083	—
Receivable for securities sold	1,767,514	1,027,660
Dividends and interest receivable	399,134	23,335
Receivable for fund shares sold	140,000	—
Unrealized gain on foreign currency exchange contracts	1,166	214

Total assets	312,094,383	44,625,101

Liabilities:
Cash overdraft	—	1,162
Payable for securities purchased	980,938	—
Payable for fund shares redeemed	—	2,023,000
Investment management fees payable	255,970	31,949
Other accrued expenses	127,316	45,021
Other affiliates payable	4,757	996
Trustees’ fees and expenses payable	707	104
Unrealized loss on foreign currency exchange contracts	17,602	876
Other liabilities	496,178	7,432

Total liabilities	1,883,468	2,110,540

Total Net Assets	$310,210,915	$42,514,561

Net Assets Consist of:
Paid-in capital	$294,134,606	$37,179,663
Undistributed net investment income	6,278,692	5,590
Accumulated net realized gain on investments	11,946,173	1,130,276
Net unrealized appreciation (depreciation) of investments and derivatives	(2,148,556)	4,199,032

Total Net Assets	$310,210,915	$42,514,561

Net Asset Value

Portfolio Class
Net assets	$310,210,915	$42,514,561
Shares of beneficial interest outstanding, unlimited authorization, no par	31,803,015	4,301,737
Net asset value per share	$9.75	$9.88

[1]Investments, at cost	$305,972,058	$38,245,852
[2]Short-term investments, at cost	2,392,512	—
[3]Repurchase agreements, at cost	1,474,000	1,102,000
[4]Foreign currencies, at cost	1,508,648	18,866

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Delaware Pooled® Trust

Year ended October 31, 2014

	The		The
	Large-Cap	The	Large-Cap
	Value Equity	Select 20	Growth Equity
	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$2,771,861	$1,162,698	$3,563,287
Interest	1,270	2,412	1,551
Foreign tax withheld	—	—	(68,014)

	2,773,131	1,165,110	3,496,824

Expenses:
Management fees	609,103	937,268	1,439,450
Accounting and administration expenses	37,368	44,166	89,720
Audit and tax	30,090	30,104	30,110
Registration fees	23,526	19,823	19,891
Dividend disbursing and transfer agent fees and expenses	12,535	14,568	29,068
Reports and statements to shareholders	10,130	8,579	15,032
Legal fees	9,932	12,545	25,890
Custodian fees	6,045	8,068	13,964
Trustees’ fees and expenses	5,094	6,381	12,439
Other	6,510	9,112	11,682

	750,333	1,090,614	1,687,246
Less expense paid indirectly	—	(1)	(1)

Total operating expenses	750,333	1,090,613	1,687,245

Net Investment Income	2,022,798	74,497	1,809,579

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	4,047,355	25,918,447	24,177,529
Net change in unrealized appreciation (depreciation) of investments	9,729,583	(7,284,821)	16,123,166

Net Realized and Unrealized Gain	13,776,938	18,633,626	40,300,695

Net Increase in Net Assets Resulting from Operations	$15,799,736	$18,708,123	$42,110,274

See accompanying notes, which are an integral part of the financial statements.

(continues	)	93

Statements of operations

Delaware Pooled® Trust

	The	The
	Focus Smid-Cap	High-Yield
	Growth Equity	Bond
	Portfolio	Portfolio
Investment Income:
Dividends	$469,519	$167,658
Interest	1,034	8,672,339
Foreign tax withheld	(9,788)	—

	460,765	8,839,997

Expenses:
Management fees	406,093	627,739
Audit and tax	30,138	37,203
Accounting and administration expenses	18,907	47,785
Custodian fees	6,681	10,404
Dividend disbursing and transfer agent fees and expenses	6,358	15,621
Reports and statements to shareholders	6,354	10,035
Legal fees	5,243	13,060
Registration fees	4,612	16,551
Trustees’ fees and expenses	2,838	6,648
Other	4,104	15,386

	491,328	800,432
Less expenses waived	(5,103)	—
Less expense paid indirectly	(1)	—

Total operating expenses	486,224	800,432

Net Investment Income (Loss)	(25,459)	8,039,565

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	10,180,575	3,866,402
Foreign currencies	(6,024)	112
Foreign currency exchange contracts	(6,005)	—
Futures contracts	—	(97,426)
Swap contracts	—	(85,804)

Net realized gain	10,168,546	3,683,284

Net change in unrealized appreciation (depreciation) of:
Investments	(6,816,587)	(4,711,838)
Futures contracts	—	(15,984)
Swap contracts	—	(106,230)

Net change in unrealized appreciation (depreciation)	(6,816,587)	(4,834,052)

Net Realized and Unrealized Gain (Loss)	3,351,959	(1,150,768)

Net Increase in Net Assets Resulting from Operations	$3,326,500	$6,888,797

See accompanying notes, which are an integral part of the financial statements.

	The		The
	Core Plus	The	Labor Select
	Fixed Income	International Equity	International Equity
	Portfolio	Portfolio	Portfolio
Investment Income:
Dividends	$14,473	$24,914,802	$25,627,826
Interest	2,378,131	1,281	1,776
Foreign tax withheld	(5)	(1,290,923)	(1,201,004)

	2,392,599	23,625,160	24,428,598

Expenses:
Management fees	307,369	3,613,298	3,391,702
Audit and tax	39,076	45,385	48,061
Accounting and administration expenses	24,396	165,254	155,717
Registration fees	20,072	15,613	18,812
Custodian fees	19,883	132,373	121,906
Dividend disbursing and transfer agent fees and expenses	7,926	73,783	50,957
Reports and statements to shareholders	7,655	28,717	25,748
Legal fees	6,947	46,261	44,775
Trustees’ fees and expenses	3,334	23,198	22,208
Other	27,462	21,585	21,625

	464,120	4,165,467	3,901,511
Less expenses waived	(142,766)	—	—
Less expense paid indirectly	—	(2)	(1)

Total operating expenses	321,354	4,165,465	3,901,510

Net Investment Income	2,071,245	19,459,695	20,527,088

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,283,791	33,234,242	31,450,346
Foreign currencies	(22,042)	(90,445)	7,853
Foreign currency exchange contracts	1,020	589,777	657,475
Futures contracts	14,475	—	—
Swap contracts	(15,560)	—	—

Net realized gain	1,261,684	33,733,574	32,115,674

Net change in unrealized appreciation (depreciation) of:
Investments	275,743	(44,237,951)	(42,901,593)
Foreign currencies	(5,097)	(71,626)	(183,997)
Foreign currency exchange contracts	(1,720)	12,254	(35,433)
Futures contracts	(15,257)	—	—
Swap contracts	(1,581)	—	—

Net change in unrealized appreciation (depreciation)	252,088	(44,297,323)	(43,121,023)

Net Realized and Unrealized Gain (Loss)	1,513,772	(10,563,749)	(11,005,349)

Net Increase in Net Assets Resulting from Operations	$3,585,017	$8,895,946	$9,521,739

See accompanying notes, which are an integral part of the financial statements.

(continues	)	95

Statements of operations

Delaware Pooled® Trust

	The	The
	Emerging Markets	Emerging Markets
	Portfolio	Portfolio II
Investment Income:
Dividends	$12,371,966	$866,728
Interest	2,451	111
Foreign tax withheld	(1,112,532)	(71,852)

	11,261,885	794,987

Expenses:
Management fees	3,300,805	432,313
Custodian fees	212,120	30,050
Accounting and administration expenses	113,088	14,798
Audit and tax	68,937	45,769
Dividend disbursing and transfer agent fees and expenses	37,178	4,985
Legal fees	31,581	4,303
Reports and statements to shareholders	18,128	4,207
Registration fees	15,907	23,158
Trustees’ fees and expenses	15,752	—
Trustees’ fees and expenses	—	2,045
Other	18,387	9,492

	3,831,883	571,120
Less expenses waived	—	(52,349)
Less expense paid indirectly	(1)	—

Total operating expenses	3,831,882	518,771

Net Investment Income	7,430,003	276,216

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	12,921,050	1,137,447
Foreign currencies	(374,147)	(14,766)
Foreign currency exchange contracts	(41,898)	(6,074)

Net realized gain	12,505,005	1,116,607

Net change in unrealized appreciation (depreciation) of:
Investments	(13,013,720)	248,818
Foreign currencies	(155,121)	4,000
Foreign currency exchange contracts	(71,576)	(1,417)

Net change in unrealized appreciation (depreciation)	(13,240,417)	251,401

Net Realized and Unrealized Gain (Loss)	(735,412)	1,368,008

Net Increase in Net Assets Resulting from Operations	$6,694,591	$1,644,224

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Pooled® Trust

	The				The
	Large-Cap		The		Large-Cap
	Value Equity		Select 20		Growth Equity
	Portfolio		Portfolio		Portfolio
	Year ended		Year ended		Year ended
	10/31/14	10/31/13	10/31/14	10/31/13	10/31/14	10/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,022,798	$985,861	$74,497	$319,707	$1,809,579	$1,090,664
Net realized gain	4,047,355	1,129,169	25,918,447	3,671,786	24,177,529	37,524,122
Net change in unrealized appreciation (depreciation)	9,729,583	9,974,396	(7,284,821)	27,207,181	16,123,166	17,165,268

Net increase in net assets resulting from operations	15,799,736	12,089,426	18,708,123	31,198,674	42,110,274	55,780,054

Dividends and Distributions to Shareholders from:
Net investment income	(1,238,119)	(173,059)	(98,955)	(249,320)	(852,040)	(991,897)
Net realized gain	(451,277)	—	(2,407,909)	(1,994,562)	—	—

	(1,689,396)	(173,059)	(2,506,864)	(2,243,882)	(852,040)	(991,897)

Capital Share Transactions:
Proceeds from shares sold	45,461,313	68,782,191	3,175,400	53,855,543	20,129,000	40,823,622
Net asset value of shares issued upon reinvestment of dividends and distributions	1,235,465	152,270	1,848,361	2,066,753	737,927	888,530

	46,696,778	68,934,461	5,023,761	55,922,296	20,866,927	41,712,152

Cost of shares redeemed	(10,246,939)	(30,987)	(118,953,511)	(21,305,731)	(39,761,752)	(58,009,625)

Increase (decrease) in net assets derived from capital share transactions	36,449,839	68,903,474	(113,929,750)	34,616,565	(18,894,825)	(16,297,473)

Net Increase (Decrease) in Net Assets	50,560,179	80,819,841	(97,728,491)	63,571,357	22,363,409	38,490,684

Net Assets:
Beginning of year	89,237,163	8,417,322	188,082,248	124,510,891	254,958,165	216,467,481

End of year	$139,797,342	$89,237,163	$90,353,757	$188,082,248	$277,321,574	$254,958,165

Undistributed net investment income	$1,732,807	$948,128	$45,929	$70,387	$1,501,161	$543,622

See accompanying notes, which are an integral part of the financial statements.

(continues	)	97

Statements of changes in net assets

Delaware Pooled® Trust

	The		The
	Focus Smid-Cap		High-Yield
	Growth Equity		Bond
	Portfolio		Portfolio
	Year ended		Year ended
	10/31/14	10/31/13	10/31/14	10/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(25,459)	$(13,708)	$8,039,565	$7,864,546
Net realized gain	10,168,546	172,366	3,683,284	2,381,935
Net change in unrealized appreciation (depreciation)	(6,816,587)	16,517,843	(4,834,052)	1,772,823

Net increase in net assets resulting from operations	3,326,500	16,676,501	6,888,797	12,019,304

Dividends and Distributions to Shareholders from:
Net investment income	(48,668)	—	(8,364,409)	(6,283,328)
Net realized gain	—	(355,678)	—	—

	(48,668)	(355,678)	(8,364,409)	(6,283,328)

Capital Share Transactions:
Proceeds from shares sold	9,804,200	60,479,561	9,021,353	26,315,242
Net asset value of shares issued upon reinvestment of dividends and distributions	44,060	333,339	6,925,632	5,353,412

	9,848,260	60,812,900	15,946,985	31,668,654

Cost of shares redeemed	(59,279,351)	(5,551,946)	(6,599,065)	(15,142,117)

Increase (decrease) in net assets derived from capital share transactions	(49,431,091)	55,260,954	9,347,920	16,526,537

Net Increase (Decrease) in Net Assets	(46,153,259)	71,581,777	7,872,308	22,262,513

Net Assets:
Beginning of year	89,434,370	17,852,593	135,310,159	113,047,646

End of year	$43,281,111	$89,434,370	$143,182,467	$135,310,159

Undistributed (distributions in excess of) net investment income	$—	$(13,827)	$6,861,293	$7,005,280

See accompanying notes, which are an integral part of the financial statements.

	The		The		The
	Core Plus		International		Labor Select
	Fixed Income		Equity		International Equity
	Portfolio		Portfolio		Portfolio
	Year ended		Year ended		Year ended
	10/31/14	10/31/13	10/31/14	10/31/13	10/31/14	10/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,071,245	$1,473,498	$19,459,695	$11,391,205	$20,527,088	$12,347,009
Net realized gain (loss)	1,261,684	(282,854)	33,733,574	2,693,762	32,115,674	(3,515,146)
Net change in unrealized appreciation (depreciation)	252,088	(1,437,592)	(44,297,323)	87,959,007	(43,121,023)	96,563,474

Net increase (decrease) in net assets resulting from operations	3,585,017	(246,948)	8,895,946	102,043,974	9,521,739	105,395,337

Dividends and Distributions to Shareholders from:
Net investment income	(1,349,489)	(1,823,382)	(13,166,001)	(18,294,751)	(15,240,625)	(17,220,981)

	(1,349,489)	(1,823,382)	(13,166,001)	(18,294,751)	(15,240,625)	(17,220,981)

Capital Share Transactions:
Proceeds from shares sold	18,225,000	8,000,000	31,493,180	33,198,938	27,424,401	17,605,001
Net asset value of shares issued upon reinvestment of dividends and distributions	1,349,489	1,823,381	9,565,196	12,102,585	15,214,036	17,196,165

	19,574,489	9,823,381	41,058,376	45,301,523	42,638,437	34,801,166

Cost of shares redeemed	(1,415,000)	(11,425,575)	(81,944,610)	(105,194,498)	(169,524,361)	(126,400,968)

Increase (decrease) in net assets derived from capital share transactions	18,159,489	(1,602,194)	(40,886,234)	(59,892,975)	(126,885,924)	(91,599,802)

Net Increase (Decrease) in Net Assets	20,395,017	(3,672,524)	(45,156,289)	23,856,248	(132,604,810)	(3,425,446)

Net Assets:
Beginning of year	56,640,579	60,313,103	491,683,390	467,827,142	506,101,993	509,527,439

End of year	$77,035,596	$56,640,579	$446,527,101	$491,683,390	$373,497,183	$506,101,993

Undistributed net investment income	$1,820,073	$1,060,488	$18,056,399	$11,263,373	$18,377,722	$12,425,931

See accompanying notes, which are an integral part of the financial statements.

(continues	)	99

Statements of changes in net assets

Delaware Pooled® Trust

	The		The
	Emerging		Emerging
	Markets		Markets
	Portfolio		Portfolio II
	Year ended		Year ended
	10/31/14	10/31/13	10/31/14	10/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$7,430,003	$6,319,003	$276,216	$300,768
Net realized gain	12,505,005	12,757,899	1,116,607	342,515
Net change in unrealized appreciation (depreciation)	(13,240,417)	(12,912,719)	251,401	5,505,095

Net increase in net assets resulting from operations	6,694,591	6,164,183	1,644,224	6,148,378

Dividends and Distributions to Shareholders from:
Net investment income	(5,872,140)	(7,465,935)	(402,381)	(149,047)
Return of capital	—	(5,123,069)	—	—
Net realized gain	(11,018,509)	—	(161,827)	—

	(16,890,649)	(12,589,004)	(564,208)	(149,047)

Capital Share Transactions:
Proceeds from shares sold	31,579,483	94,582,863	1,570,049	6,388,797
Purchase reimbursement fees	171,224	520,217	—	—
Net asset value of shares issued upon reinvestment of dividends and distributions	14,226,136	11,314,104	564,207	149,047

	45,976,843	106,417,184	2,134,256	6,537,844

Cost of shares redeemed	(59,835,193)	(83,131,915)	(2,923,000)	—
Redemption reimbursement fees	381,420	214,129	—	—

	(59,453,773)	(82,917,786)	(2,923,000)	—

Increase (decrease) in net assets derived from capital share transactions	(13,476,930)	23,499,398	(788,744)	6,537,844

Net Increase (Decrease) in Net Assets	(23,672,988)	17,074,577	291,272	12,537,175

Net Assets:
Beginning of year	333,883,903	316,809,326	42,223,289	29,686,114

End of year	$310,210,915	$333,883,903	$42,514,561	$42,223,289

Undistributed net investment income	$6,278,692	$5,882,167	$5,590	$152,595

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Pooled® Trust — The Large-Cap Value Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Net asset value, beginning of period	$24.190	$18.970	$16.570	$15.130	$13.290

Income from investment operations:
Net investment income[1]	0.473	0.440	0.394	0.346	0.343
Net realized and unrealized gain	3.385	5.170	2.379	1.579	1.851

Total from investment operations	3.858	5.610	2.773	1.925	2.194

Less dividends and distributions from:
Net investment income	(0.321)	(0.390)	(0.373)	(0.485)	(0.354)
Net realized gain	(0.117)	—	—	—	—

Total dividends and distributions	(0.438)	(0.390)	(0.373)	(0.485)	(0.354)

Net asset value, end of period	$27.610	$24.190	$18.970	$16.570	$15.130

Total return[2]	16.19%	30.09%	17.12%	12.98%	16.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$139,797	$89,237	$8,417	$6,641	$6,592
Ratio of expenses to average net assets	0.68%	0.70%	0.70%	0.70%	0.70%
Ratio of expenses to average net assets prior to fees waived	0.68%	0.72%	1.09%	1.24%	1.02%
Ratio of net investment income to average net assets	1.83%	1.97%	2.21%	2.15%	2.46%
Ratio of net investment income to average net assets prior to fees waived	1.83%	1.95%	1.82%	1.61%	2.14%
Portfolio turnover	19%	9%	14%	133%	42%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	101

Financial highlights

Delaware Pooled® Trust — The Select 20 Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/14	10/31/13	10/31/12	10/31/11		10/31/10
Net asset value, beginning of period	$9.680	$8.140	$6.960	$6.040		$4.980

Income (loss) from investment operations:
Net investment income (loss)[1]	0.006	0.017	(0.002)	0.003		(0.019)
Net realized and unrealized gain	1.516	1.667	1.184	0.917		1.079

Total from investment operations	1.522	1.684	1.182	0.920		1.060

Less dividends and distributions from:
Net investment income	(0.006)	(0.016)	(0.002)	—		—
Net realized gain	(0.146)	(0.128)	—	—		—

Total dividends and distributions	(0.152)	(0.144)	(0.002)	—		—

Net asset value, end of period	$11.050	$9.680	$8.140	$6.960		$6.040

Total return[2]	15.92%	21.00%	16.99%	15.23%		21.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$90,354	$188,082	$124,511	$45,978		$11,463
Ratio of expenses to average net assets	0.87%	0.85%	0.86%	0.89%		0.89%
Ratio of expenses to average net assets prior to fees waived	0.87%	0.85%	0.87%	1.02%		1.24%
Ratio of net investment income (loss) to average net assets	0.06%	0.20%	(0.02% )	0.04%		(0.35%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.06%	0.20%	(0.03% )	(0.09%	)	(0.70%	)
Portfolio turnover	21%	46%	42%	26%		80%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Large-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Net asset value, beginning of period	$14.600	$11.470	$9.880	$8.900	$7.350

Income from investment operations:
Net investment income[1]	0.109	0.062	0.027	0.053	0.008
Net realized and unrealized gain	2.381	3.121	1.589	0.962	1.559

Total from investment operations	2.490	3.183	1.616	1.015	1.567

Less dividends and distributions from:
Net investment income	(0.050)	(0.053)	(0.026)	(0.035)	(0.017)

Total dividends and distributions	(0.050)	(0.053)	(0.026)	(0.035)	(0.017)

Net asset value, end of period	$17.040	$14.600	$11.470	$9.880	$8.900

Total return[2]	17.10%	27.86%	16.40%	11.43%	21.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$277,322	$254,958	$216,467	$170,531	$244,124
Ratio of expenses to average net assets	0.64%	0.65%	0.65%	0.64%	0.65%
Ratio of net investment income to average net assets	0.69%	0.48%	0.25%	0.55%	0.10%
Portfolio turnover	30%	38%	40%[3]	19%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Excludes the value of Portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	103

Financial highlights

Delaware Pooled® Trust — The Focus Smid-Cap Growth Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Net asset value, beginning of period	$20.720	$15.500	$14.810	$12.290	$8.710

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.010)	(0.005)	(0.022)	0.079	(0.031)
Net realized and unrealized gain	1.152	5.446	0.723	2.547	3.611

Total from investment operations	1.142	5.441	0.701	2.626	3.580

Less dividends and distributions from:
Net investment income	(0.012)	—	(0.011)	(0.106)	—
Net realized gain	—	(0.221)	—	—	—

Total dividends and distributions	(0.012)	(0.221)	(0.011)	(0.106)	—

Net asset value, end of period	$21.850	$20.720	$15.500	$14.810	$12.290

Total return[2]	5.51%	35.56%	4.74%	21.44%	41.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,281	$89,434	$17,853	$16,721	$4,613
Ratio of expenses to average net assets	0.90%	0.89%	0.92%	0.92%	0.92%
Ratio of expenses to average net assets prior to fees waived	0.91%	0.89%	0.94%	1.05%	1.44%
Ratio of net investment income (loss) to average net assets	(0.05% )	(0.03% )	(0.14% )	0.54%	(0.30%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.06% )	(0.03% )	(0.16% )	0.41%	(0.82%	)
Portfolio turnover	40%	26%	44%	16%	86%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The High-Yield Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Net asset value, beginning of period	$8.720	$8.350	$7.830	$8.110	$7.350

Income (loss) from investment operations:
Net investment income[1]	0.496	0.529	0.592	0.613	0.691
Net realized and unrealized gain (loss)	(0.063)	0.291	0.511	(0.274)	0.731

Total from investment operations	0.433	0.820	1.103	0.339	1.422

Less dividends and distributions from:
Net investment income	(0.543)	(0.450)	(0.583)	(0.619)	(0.662)

Total dividends and distributions	(0.543)	(0.450)	(0.583)	(0.619)	(0.662)

Net asset value, end of period	$8.610	$8.720	$8.350	$7.830	$8.110

Total return[2]	5.23%	10.24%	15.31%	4.52%	20.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,182	$135,310	$113,048	$57,840	$29,437
Ratio of expenses to average net assets	0.57%	0.57%	0.58%	0.59%	0.59%
Ratio of expenses to average net assets prior to fees waived	0.57%	0.57%	0.58%	0.60%	0.74%
Ratio of net investment income to average net assets	5.76%	6.29%	7.53%	7.82%	9.29%
Ratio of net investment income to average net assets prior to fees waived	5.76%	6.29%	7.53%	7.81%	9.14%
Portfolio turnover	101%	90%	68%	77%	144%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	105

Financial highlights

Delaware Pooled® Trust — The Core Plus Fixed Income Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Net asset value, beginning of period	$10.100	$10.540	$10.050	$10.130	$9.700

Income (loss) from investment operations:
Net investment income[1]	0.294	0.289	0.320	0.369	0.463
Net realized and unrealized gain (loss)	0.201	(0.346)	0.460	0.081	0.660

Total from investment operations	0.495	(0.057)	0.780	0.450	1.123

Less dividends and distributions from:
Net investment income	(0.225)	(0.383)	(0.290)	(0.530)	(0.693)

Total dividends and distributions	(0.225)	(0.383)	(0.290)	(0.530)	(0.693)

Net asset value, end of period	$10.370	$10.100	$10.540	$10.050	$10.130

Total return[2]	5.02%	(0.55% )	7.95%	4.80%	12.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$77,036	$56,641	$60,313	$53,851	$50,305
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to fees waived	0.65%	0.70%	0.62%	0.64%	0.65%
Ratio of net investment income to average net assets	2.90%	2.84%	3.14%	3.77%	4.80%
Ratio of net investment income to average net assets prior to fees waived	2.70%	2.59%	2.97%	3.58%	4.60%
Portfolio turnover	339%	358%	327%	273%	239%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Net asset value, beginning of period	$15.340	$12.840	$13.120	$13.680	$12.980

Income (loss) from investment operations:
Net investment income[1]	0.629	0.337	0.441	0.471	0.406
Net realized and unrealized gain (loss)	(0.429)	2.700	(0.183)	(0.596)	0.712

Total from investment operations	0.200	3.037	0.258	(0.125)	1.118

Less dividends and distributions from:
Net investment income	(0.420)	(0.537)	(0.538)	(0.435)	(0.418)

Total dividends and distributions	(0.420)	(0.537)	(0.538)	(0.435)	(0.418)

Net asset value, end of period	$15.120	$15.340	$12.840	$13.120	$13.680

Total return[2]	1.46%	24.59%	2.26%	(0.88% )	8.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$446,527	$491,683	$467,827	$589,109	$809,011
Ratio of expenses to average net assets	0.86%	0.88%	0.85%	0.77%	0.87%
Ratio of net investment income to average net assets	4.04%	2.48%	3.56%	3.48%	3.18%
Portfolio turnover	21%	20%	16%[3]	22%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Excludes the value of Portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	107

Financial highlights

Delaware Pooled® Trust — The Labor Select International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Net asset value, beginning of period	$15.070	$12.650	$12.920	$13.570	$12.930

Income (loss) from investment operations:
Net investment income[1]	0.693	0.324	0.441	0.451	0.390
Net realized and unrealized gain (loss)	(0.573)	2.516	(0.176)	(0.695)	0.626

Total from investment operations	0.120	2.840	0.265	(0.244)	1.016

Less dividends and distributions from:
Net investment income	(0.450)	(0.420)	(0.535)	(0.406)	(0.376)

Total dividends and distributions	(0.450)	(0.420)	(0.535)	(0.406)	(0.376)

Net asset value, end of period	$14.740	$15.070	$12.650	$12.920	$13.570

Total return[2]	0.86%	23.11%	2.40%	(1.79% )	8.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$373,497	$506,102	$509,527	$572,642	$740,952
Ratio of expenses to average net assets	0.86%	0.88%	0.87%	0.85%	0.87%
Ratio of net investment income to average net assets	4.54%	2.43%	3.59%	3.37%	3.07%
Portfolio turnover	23%	16%	17%	20%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

Delaware Pooled® Trust — The Emerging Markets Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Net asset value, beginning of period	$10.110	$10.160	$10.510	$11.420	$9.430

Income (loss) from investment operations:
Net investment income[1]	0.216	0.175	0.177	0.266	0.259
Net realized and unrealized gain (loss)	(0.080)	0.158	0.467	(0.873)	1.926

Total from investment operations	0.136	0.333	0.644	(0.607)	2.185

Less dividends and distributions from:
Net investment income	(0.178)	(0.239)	(0.220)	(0.330)	(0.212)
Net realized gain	(0.334)	(0.164)	(0.798)	—	—

Total dividends and distributions	(0.512)	(0.403)	(1.018)	(0.330)	(0.212)

Reimbursement fees:
Purchase reimbursement fees[1,2]	0.005	0.014	0.006	0.005	0.009
Redemption reimbursement fees[1,2]	0.011	0.006	0.018	0.022	0.008

	0.016	0.020	0.024	0.027	0.017

Net asset value, end of period	$9.750	$10.110	$10.160	$10.510	$11.420

Total return[3]	1.89%	3.36%	7.81%	(5.22% )	23.79%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$310,211	$333,884	$316,809	$531,527	$750,190
Ratio of expenses to average net assets	1.16%	1.20%	1.20%	1.14%	1.17%
Ratio of net investment income to average net assets	2.25%	1.72%	1.80%	2.41%	2.57%
Portfolio turnover	30%	40%[4]	38%[4]	39%	39%

[1]	The average shares outstanding method has been applied for per share information.
[2]	The Portfolio charges a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee, which are retained by the Portfolio.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not reflect the purchase reimbursement fee and redemption reimbursement fee.

[4]	Excludes the value of Portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Portfolio’s capital shares.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Delaware Pooled® Trust — The Emerging Markets Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

					6/23/10[1]
	Year ended				to
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
Net asset value, beginning of period	$9.650	$8.170	$8.550	$9.660	$8.500

Income (loss) from investment operations:
Net investment income[2]	0.062	0.075	0.070	0.089	0.019
Net realized and unrealized gain (loss)	0.297	1.446	(0.028)	(1.099)	1.141

Total from investment operations	0.359	1.521	0.042	(1.010)	1.160

Less dividends and distributions from:
Net investment income	(0.092)	(0.041)	(0.128)	(0.026)	—
Net realized gain	(0.037)	—	(0.294)	(0.074)	—

Total dividends and distributions	(0.129)	(0.041)	(0.422)	(0.100)	—

Net asset value, end of period	$9.880	$9.650	$8.170	$8.550	$9.660

Total return[3]	3.80%	18.68%	0.89%	(10.58% )	13.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,515	$42,223	$29,686	$15,339	$11,364
Ratio of expenses to average net assets	1.20%	1.20%	1.20%	1.25%	1.40%
Ratio of expenses to average net assets prior to fees waived	1.32%	1.36%	1.41%	1.64%	2.17%
Ratio of net investment income to average net assets	0.64%	0.85%	0.87%	0.94%	0.59%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.52%	0.69%	0.66%	0.55%	(0.18%	)
Portfolio turnover	11%	11%	12%	23%	9%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Pooled® Trust

October 31, 2014

Delaware Pooled Trust (Trust) is organized as a Delaware statutory trust and offers 11 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, and The Emerging Markets Portfolio II (each, a Portfolio, or collectively, Portfolios). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Select 20 Portfolio which is non-diversified. Each Portfolio offers one class of shares.

The investment objective of The Large-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Select 20 Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek capital appreciation.

The investment objective of The Focus Smid-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Emerging Markets Portfolio II is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolios value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant

(continues	)	111

Notes to financial statements

Delaware Pooled® Trust

1. Significant Accounting Policies (continued)

events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolios may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Portfolio evaluates tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio’s tax positions taken for all open federal income tax years (Oct. 31, 2011 – Oct. 31, 2014), and has concluded that no provision for federal income tax is required in each Portfolio’s financial statements. In regard to foreign taxes only, each Portfolio has open tax years in certain foreign countries it invests in that may date back to the inception of each Portfolio.

Repurchase Agreements — Each Portfolio may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Portfolio’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2014.

To Be Announced Trades (TBA) — Each Portfolio may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with each Portfolio’s ability to manage its investment portfolios and meet redemption requests. These transactions involve a commitment by each Portfolio to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by each Portfolio on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Portfolio’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Portfolio generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in “Net realized and unrealized gain or loss on investments.” Each Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Reimbursement Fees — The Emerging Markets Portfolio may charge a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the “Statements of changes in net assets.”

Other — Expenses directly attributable to each Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments®Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Portfolio is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates. Each Portfolio may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes.

Each Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Dividends and distributions, if any, are recorded on the ex-dividend date. Each Portfolio may distribute more frequently, if necessary for tax purposes.

Subject to seeking best execution, each Portfolio may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to each Portfolio in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Portfolio on the transaction. Such commission rebates are included in realized gain on investments in the accompanying financial statements. The total commission rebates for the year ended Oct. 31, 2014 are as follows:

Commission Rebates
The Large-Cap Growth Equity Portfolio	$1,977
The Focus Smid-Cap Growth Equity Portfolio	97

Each Portfolio may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Oct. 31, 2014.

Each Portfolio may receive earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2014, earnings credits are as follows:

Earnings Credits
The Select 20 Portfolio	$1
The Large-Cap Growth Equity Portfolio	1
The Focus Smid-Cap Growth Equity Portfolio	1
The International Equity Portfolio	2
The Labor Select International Equity Portfolio	1
The Emerging Markets Portfolio	1

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of the investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Portfolios, will receive an annual fee, which is calculated daily based on the average daily net assets of each Portfolio.

DMC has contractually agreed to waive that portion, if any, of its management fees and reimburse each Portfolio (except for The International Equity Portfolio, The Labor Select International Equity Portfolio and The Emerging Markets Portfolio) to the extent necessary to ensure that annual operating expenses, (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, acquired fund fees and expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings and liquidations) do not exceed specified percentages of average daily net assets of each Portfolio from Nov. 1, 2013 through Oct. 31, 2014.* For purposes of these waivers and reimbursements, nonroutine expenses may also

(continues	)	113

Notes to financial statements

Delaware Pooled® Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

include such additional costs and expenses as may be agreed upon from time to time by the Portfolios’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Portfolios.

The management fee rates and the operating expense limitation rates in effect for the year ended Oct. 31, 2014, are as follows:

	Management fee as a percentage of average daily net assets (per annum)	Contractual operating expense limitation as a percentage of average daily net assets (per annum)†
The Large-Cap Value Equity Portfolio	0.55%	0.70%
The Select 20 Portfolio	0.75%	0.89%
The Large-Cap Growth Equity Portfolio	0.55%	0.65%
The Focus Smid-Cap Growth Equity Portfolio	0.75%	0.92%
The High-Yield Bond Portfolio	0.45%	0.59%
The Core Plus Fixed Income Portfolio	0.43%	0.45%
The International Equity Portfolio	0.75%	N/A
The Labor Select International Equity Portfolio	0.75%	N/A
The Emerging Markets Portfolio	1.00%	N/A
The Emerging Markets Portfolio II	1.00%	1.20%

†	These operating expense limitations exclude certain expenses, such as 12b-1 fees, taxes, interest, short sale and dividend interest expenses, acquired fund fees and expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations. In some instances, a Portfolio’s annual operating expenses may be lower than the contracted operating expense limitations.

Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to The International Equity Portfolio, The Labor Select International Equity Portfolio, and The Emerging Markets Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolios’ average daily net assets:

Sub-advisory fee as a percentage of average daily net assets (per annum)
The International Equity Portfolio	0.36%
The Labor Select International Equity Portfolio	0.30%
The Emerging Markets Portfolio	0.75%

Effective May 16, 2014, Jackson Square Partners, LLC (JSP) furnishes investment sub-advisory services to The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, and The Focus Smid-Cap Growth Equity Portfolio. Prior to May 16, 2014, the Portfolios were not sub-advised. For these services, DMC, not the Portfolios, pays JSP the following percentages of the Portfolio’s average daily net assets:

Sub-advisory fee as a percentage of average daily net assets (per annum)
The Select 20 Portfolio	0.375%
The Large-Cap Growth Equity Portfolio	0.275%
The Focus Smid-Cap Growth Equity Portfolio	0.375%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Portfolio. For these services, each Portfolio pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included in the

“Statements of operations” under “Accounting and administrative expenses.” For the year ended Oct. 31, 2014, each Portfolio was charged for these services as follows:

The Large-Cap Value Equity Portfolio	$4,914
The Select 20 Portfolio	6,003
The Large-Cap Growth Equity Portfolio	12,564
The Focus Smid-Cap Growth Equity Portfolio	2,604
The High-Yield Bond Portfolio	6,696
The Core Plus Fixed Income Portfolio	3,430
The International Equity Portfolio	23,130
The Labor Select International Equity Portfolio	21,721
The Emerging Markets Portfolio	15,844
The Emerging Markets Portfolio II	2,075

DSC is also the transfer agent and dividend disbursing agent of each Portfolio. For these services, each Portfolio pays DSC fees at the annual rate of 0.0075% of each Portfolio’s average daily net assets. These amounts are included in the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2014, each Portfolio was charged the following amounts for these services:

The Large-Cap Value Equity Portfolio	$7,990
The Select 20 Portfolio	9,373
The Large-Cap Growth Equity Portfolio	19,629
The Focus Smid-Cap Growth Equity Portfolio	4,061
The High-Yield Bond Portfolio	10,462
The Core Plus Fixed Income Portfolio	5,361
The International Equity Portfolio	36,133
The Labor Select International Equity Portfolio	33,917
The Emerging Markets Portfolio	24,756
The Emerging Markets Portfolio II	3,242

Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are passed on to and paid directly by each Portfolio.

As provided in the investment management agreement, each Portfolio bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Portfolios. These amounts are included in the “Statements of operations” under “Legal fees.” For the year ended Oct. 31, 2014, each Portfolio was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

The Large-Cap Value Equity Portfolio	$4,290
The Select 20 Portfolio	5,704
The Large-Cap Growth Equity Portfolio	10,347
The Focus Smid-Cap Growth Equity Portfolio	2,275
The High-Yield Bond Portfolio	5,454
The Core Plus Fixed Income Portfolio	2,735
The International Equity Portfolio	19,086
The Labor Select International Equity Portfolio	18,184
The Emerging Markets Portfolio	13,072
The Emerging Markets Portfolio II	1,685

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Portfolios.

* The contractual waiver period is Feb. 28, 2013 through Feb. 27, 2015.

(continues	)	115

Notes to financial statements

Delaware Pooled® Trust

3. Investments

For the year ended Oct. 31, 2014, each Portfolio made purchases and sales of investment securities other than short-term investments as follows:

	Purchases other than U.S. government securities	Purchases of U.S. government securities	Sales other than U.S. government securities	Sales of U.S. government securities
The Large-Cap Value Equity Portfolio	$ 52,422,005	$ —	$ 20,301,937	$ —
The Select 20 Portfolio	25,344,405	—	128,755,283	—
The Large-Cap Growth Equity Portfolio	77,535,334	—	92,192,491	—
The Focus Smid-Cap Growth Equity Portfolio	20,851,098	—	66,796,099	—
The High-Yield Bond Portfolio	144,117,328	—	132,558,292	—
The Core Plus Fixed Income Portfolio	204,519,352	50,278,269	182,553,422	52,364,083
The International Equity Portfolio	99,004,755	—	139,635,671	—
The Labor Select International Equity Portfolio	100,092,266	—	221,785,667	—
The Emerging Markets Portfolio	95,894,709	—	118,495,962	—
The Emerging Markets Portfolio II	4,897,623	—	6,127,160	—

At Oct. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

	Cost of investments	Aggregate unrealized appreciation	Aggregate unrealized depreciation	Net unrealized appreciation (depreciation)
The Large-Cap Value Equity Portfolio	$119,301,296	$20,650,145	$(339,593)	$20,310,552
The Select 20 Portfolio	58,241,860	33,522,920	(1,403,135)	32,119,785
The Large-Cap Growth Equity Portfolio	196,954,286	87,040,405	(3,855,289)	83,185,116
The Focus Smid-Cap Growth Equity Portfolio	32,686,004	11,585,911	(928,914)	10,656,997
The High-Yield Bond Portfolio	142,490,908	3,690,299	(3,160,667)	529,632
The Core Plus Fixed Income Portfolio	89,113,203	1,683,641	(431,236)	1,252,405
The International Equity Portfolio	405,261,183	83,729,874	(44,911,370)	38,818,504
The Labor Select International Equity Portfolio	350,070,538	63,517,745	(41,056,174)	22,461,571
The Emerging Markets Portfolio	311,882,661	36,408,466	(40,080,272)	(3,671,806)
The Emerging Markets Portfolio II	39,943,167	9,272,520	(5,660,539)	3,611,981

U. S. GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including each Portfolio’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of The Large-Cap Value Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Total
Common Stock	$134,230,802	$—	$134,230,802
Short-Term Investments	—	5,381,046	5,381,046

Total	$134,230,802	$5,381,046	$139,611,848

The following table summarizes the valuation of The Select 20 Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Total
Common Stock	$89,301,026	$—	$89,301,026
Short-Term Investments	—	1,060,619	1,060,619

Total	$89,301,026	$1,060,619	$90,361,645

The following table summarizes the valuation of The Large-Cap Growth Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Total
Common Stock	$276,256,402	$—	$276,256,402
Short-Term Investments	—	3,883,000	3,883,000

Total	$276,256,402	$3,883,000	$280,139,402

The following table summarizes the valuation of The Focus Smid-Cap Growth Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Total
Common Stock
Consumer Discretionary	$10,440,796	$—	$10,440,796
Energy	1,859,237	—	1,859,237
Financial Services	6,865,046	—	6,865,046
Healthcare	4,581,435	—	4,581,435
Office REITs	1,862,355	—	1,862,355
Producer Durables	6,799,350	—	6,799,350
Technology	5,429,341	1,524,664	6,954,005
Utilities	2,163,600	—	2,163,600
Short-Term Investments	—	1,817,177	1,817,177

Total	$40,001,160	$3,341,841	$43,343,001

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Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following table summarizes the valuation of The High-Yield Bond Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Level 3	Total
Corporate Debt	$—	$124,187,341	$—	$124,187,341
Senior Secured Loans[1]	—	8,199,496	343,400	8,542,896
Common Stock	—	—	—	—
Convertible Preferred Stock	—	92,813	—	92,813
Preferred Stock[2]	922,390	1,409,100	—	2,331,490
Short-Term Investments	—	7,866,000	—	7,866,000

Total	$922,390	$141,754,750	$343,400	$143,020,540

Futures Contracts	$(15,984)	$—	$—	$(15,984)
Swap Contracts	—	(98,674)	—	(98,674)

1Security type is valued across multiple levels. The amounts attributed to Level 2 investments and Level 3 investments represent 95.98% and 4.02%, respectively, of the total market value of this security type. Level 2 investments represent investments with observable inputs and Level 3 investments represent investments with unobservable inputs.

2Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 39.56% and 60.44%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

The following table summarizes the valuation of The Core Plus Fixed Income Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed & Mortgage-Backed Securities[1]	$—	$27,592,998	$71,819	$27,664,817
Corporate Debt	—	35,766,286	—	35,766,286
Foreign Debt	—	480,818	—	480,818
Senior Secured Loans	—	6,261,244	—	6,261,244
Municipal Bonds	—	201,787	—	201,787
Convertible Preferred Stock[2]	18,014	23,830	—	41,844
Preferred Stock	208,226	—	—	208,226
U.S. Treasury Obligations	—	5,244,586	—	5,244,586
Short-Term Investments	—	14,496,000	—	14,496,000

Total	$226,240	$90,067,549	$71,819	$90,365,608

Foreign Currency Exchange Contracts	$—	$(1,110)	$—	$(1,110)
Futures Contracts	(19,459)	—	—	(19,459)
Swap Contracts	—	(1,510)	—	(1,510)

1Security type is valued across multiple levels. The amounts attributed to Level 2 investments and Level 3 investments represent 99.74% and 0.26%, respectively, of the total market value of this security type. Level 2 investments represent investments with observable inputs and Level 3 investments represent investments with unobservable inputs.

2Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 43.05% and 56.95%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

The following table summarizes the valuation of The International Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$11,378,962	$—	$11,378,962
Belgium	—	—	—	—
China	—	11,772,117	—	11,772,117
France	—	52,262,343	—	52,262,343
Germany	—	33,333,895	—	33,333,895
Israel	9,295,866	—	—	9,295,866
Italy	—	9,753,720	—	9,753,720
Japan	—	77,012,070	—	77,012,070
Netherlands	—	27,213,837	—	27,213,837
Singapore	—	20,622,476	—	20,622,476
Spain	—	31,218,380	—	31,218,380
Sweden	—	9,938,108	—	9,938,108
Switzerland	—	56,827,129	—	56,827,129
Taiwan	4,552,239	—	—	4,552,239
United Kingdom	4,268,033	82,741,254	—	87,009,287
Short-Term Investments	—	1,889,258	—	1,889,258

Total	$18,116,138	$425,963,549	$—	$444,079,687

Foreign Currency Exchange Contracts	$—	$78,004	$—	$78,004

The following table summarizes the valuation of The Labor Select International Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$—	$9,487,051	$—	$9,487,051
Belgium	—	—	—	—
France	—	50,256,632	—	50,256,632
Germany	—	27,417,331	—	27,417,331
Israel	7,747,684	—	—	7,747,684
Japan	—	67,782,395	—	67,782,395
Netherlands	—	23,950,301	—	23,950,301
Singapore	—	20,315,180	—	20,315,180
Spain	—	26,008,392	—	26,008,392
Sweden	—	8,795,153	—	8,795,153
Switzerland	—	47,722,833	—	47,722,833
United Kingdom	3,658,044	76,707,113	—	80,365,157
Short-Term Investment	—	2,684,000	—	2,684,000

Total	$11,405,728	$361,126,381	$—	$372,532,109

Foreign Currency Exchange Contracts	$—	$63,672	$—	$63,672

(continues	)	119

Notes to financial statements

Delaware Pooled® Trust

3. Investments (continued)

The following table summarizes the valuation of The Emerging Market Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Total
Common Stock
Brazil	$22,324,749	$—	$22,324,749
Chile	9,032,067	—	9,032,067
China	4,737,552	51,569,116	56,306,668
Colombia	1,335,052	—	1,335,052
India	8,056,434	18,333,557	26,389,991
Indonesia	—	12,566,688	12,566,688
Kazakhstan	2,155,148	—	2,155,148
Malaysia	—	17,032,884	17,032,884
Mexico	21,974,214	—	21,974,214
Peru	4,802,630	—	4,802,630
Philippines	6,837,675	—	6,837,675
Qatar	2,991,461	2,737,774	5,729,235
Republic of Korea	—	18,391,154	18,391,154
Romania	1,538,108	—	1,538,108
Russia	—	10,948,213	10,948,213
South Africa	1,625,142	7,815,357	9,440,499
Taiwan	6,729,251	17,838,764	24,568,015
Thailand	7,074,492	—	7,074,492
Turkey	—	14,278,086	14,278,086
United Arab Emirates	—	2,084,086	2,084,086
United Kingdom	—	12,389,006	12,389,006
United States	7,049,468	—	7,049,468
Preferred Stock[1]	8,017,577	2,078,599	10,096,176
Short-Term Investments	—	3,866,551	3,866,551

Total	$116,281,020	$191,929,835	$308,210,855

Foreign Currency Exchange Contracts	$—	$(16,436)	$(16,436)

1Security type is valued across multiple levels. The amounts attributed to Level 1 investments and Level 2 investments represent 79.41% and 20.59%, respectively, of the total market value of this security type. Level 1 investments represent exchange traded investments and Level 2 investments represent investments with observable inputs.

The following table summarizes the valuation of The Emerging Market Portfolio II’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Total
Common Stock
Argentina	$643,170	$—	$643,170
Bahrain	—	12,056	12,056
Brazil	7,103,738	—	7,103,738
Chile	315,609	—	315,609
China/Hong Kong	5,554,766	1,796,962	7,351,728
Colombia	543,175	—	543,175
India	146,536	3,365,277	3,511,813
Indonesia	—	613,653	613,653
Israel	1,129,400	—	1,129,400
Malaysia	—	203,501	203,501
Mexico	3,175,492	—	3,175,492
Netherlands	309,096	—	309,096
Peru	105,800	—	105,800
Poland	—	285,378	285,378
Republic of Korea	3,313,245	5,562,610	8,875,855
Russia	1,130,798	881,522	2,012,320
South Africa	260,988	295,216	556,204
Taiwan	281,856	1,946,313	2,228,169
Thailand	371,957	225,290	597,247
Turkey	301,378	288,922	590,300
United Kingdom	88,460	—	88,460
United States	1,622,190	—	1,622,190
Preferred Stock	—	578,794	578,794
Short-Term Investments	—	1,102,000	1,102,000

Total	$26,397,654	$17,157,494	$43,555,148

Foreign Currency Exchange Contracts	$—	$(662)	$(662)

The securities that have been deemed worthless on the “Schedules of investments” are considered to be Level 3 securities in these tables.

During the year ended Oct. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Portfolio. This does not include transfers between Level 1 investments and Level 2 investments due to each Portfolio utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Portfolio occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that each Portfolio’s net asset value is determined) will be established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that each Portfolio’s net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Portfolio’s policy is to recognize transfers at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to each Portfolio’s net assets at the end of the year.

(continues	)	121

Notes to financial statements

Delaware Pooled® Trust

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2014 and 2013 was as follows:

	Ordinary income	Long-term capital gain	Total
Year ended Oct. 31, 2014:
The Large-Cap Value Equity Portfolio	$1,238,119	$451,277	$1,689,396
The Select 20 Portfolio	98,955	2,407,909	2,506,864
The Large-Cap Growth Equity Portfolio	852,040	—	852,040
The Focus Smid-Cap Growth Equity Portfolio	48,668	—	48,668
The High-Yield Bond Portfolio	8,364,409	—	8,364,409
The Core Plus Fixed Income Portfolio	1,349,489	—	1,349,489
The International Equity Portfolio	13,166,001	—	13,166,001
The Labor Select International Equity Portfolio	15,240,625	—	15,240,625
The Emerging Markets Portfolio	7,191,722	9,698,927	16,890,649
The Emerging Markets Portfolio II	402,381	161,827	564,208

	Ordinary income	Long-term capital gain	Total
Year ended Oct. 31, 2013:
The Large-Cap Value Equity Portfolio	$173,059	$—	$173,059
The Select 20 Portfolio	619,737	1,624,145	2,243,882
The Large-Cap Growth Equity Portfolio	991,897	—	991,897
The Focus Smid-Cap Growth Equity Portfolio	232	355,446	355,678
The High-Yield Bond Portfolio	6,283,328	—	6,283,328
The Core Plus Fixed Income Portfolio	1,823,382	—	1,823,382
The International Equity Portfolio	18,294,751	—	18,294,751
The Labor Select International Equity Portfolio	17,220,981	—	17,220,981
The Emerging Markets Portfolio	7,465,935	5,123,069	12,589,004
The Emerging Markets Portfolio II	149,047	—	149,047

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2014, the components of net assets on a tax basis were as follows:

	The Large-Cap Value Equity Portfolio	The Select 20 Portfolio	The Large-Cap Growth Equity Portfolio	The Focus Smid-Cap Growth Equity Portfolio
Shares of beneficial interest	$113,968,842	$33,144,831	$169,213,248	$22,692,323
Undistributed ordinary income	1,893,170	2,164,305	1,501,161	2,790,095
Undistributed long-term capital gain	3,624,778	22,924,836	23,422,049	7,141,696
Unrealized appreciation	20,310,552	32,119,785	83,185,116	10,656,997

Net assets	$139,797,342	$90,353,757	$277,321,574	$43,281,111

	The High-Yield Bond Portfolio	The Core Plus Fixed Income Portfolio	The International Equity Portfolio
Shares of beneficial interest	$133,764,467	$74,687,736	$535,163,756
Undistributed ordinary income	6,757,095	1,824,883	18,134,233
Undistributed long-term capital gain	2,131,273	—	—
Other temporary differences	—	(76,204)	—
Capital loss carryforwards	—	(648,084)	(145,543,065)
Unrealized appreciation	529,632	1,247,265	38,772,177

Net assets	$143,182,467	$77,035,596	$446,527,101

	Labor Select International Equity Portfolio	The Emerging Markets Portfolio	The Emerging Markets Portfolio II
Shares of beneficial interest	$398,328,573	$294,134,606	$37,179,663
Undistributed ordinary income	18,441,710	7,002,818	646,896
Undistributed long-term capital gain	—	13,249,834	1,084,121
Capital loss carryforwards	(65,622,430)	—	—
Unrealized appreciation (depreciation)	22,349,330	(4,176,343)	3,603,881

Net assets	$373,497,183	$310,210,915	$42,514,561

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark-to-market on foreign currency exchange contracts, tax deferral of losses on straddles, tax treatment of passive foreign investment companies, contingent payment debt instruments, tax treatment of trust preferred securities, tax treatment of market discount and premium on debt instruments, and CDS contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, dividends and distributions, market discount and premium on certain debt instruments, contingent payment debt instruments, CDS contracts, tax treatment of foreign capital gains taxes, and paydown gains (losses) on mortgage- and asset-backed securities. Results of operations and net assets were not affected by these reclassifications. For year ended Oct. 31, 2014, the following Portfolios recorded the following reclassifications.

	Undistributed (distributions in excess of) net investment income (loss)	Accumulated net realized gain (loss)
The Focus Smid-Cap Growth Equity Portfolio	$ 87,954	$(87,954)
The High-Yield Bond Portfolio	180,857	(180,857)
The Core Plus Fixed Income Portfolio	37,829	(37,829)
The International Equity Portfolio	499,332	(499,332)
The Labor Select International Equity Portfolio	665,328	(665,328)
The Emerging Markets Portfolio	(1,161,338)	1,161,338
The Emerging Markets Portfolio II	(20,840)	20,840

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future gains.

(continues	)	123

Notes to financial statements

Delaware Pooled® Trust

5. Components of Net Assets on a Tax Basis (continued)

In 2014, the following Portfolios utilized capital loss carryforwards as follows:

Capital loss carryforwards utilized
The Large-Cap Value Equity Portfolio	$207,581
The Select 20 Portfolio	707,317
The Large-Cap Growth Equity Portfolio	129,337
The Focus Smid-Cap Growth Equity Portfolio	237,690
The High-Yield Bond Portfolio	1,262,438
The Core Plus Fixed Income Portfolio	1,267,031
The International Equity Portfolio	32,467,767
The Labor Select International Equity Portfolio	32,348,606

Capital loss carryforwards remaining at Oct. 31, 2014 for the following Portfolios will expire as follows:

	Year of expiration
	2016	2017	2018	Total
The Core Plus Fixed Income Portfolio	$648,084	$—	$—	$648,084
The International Equity Portfolio	—	131,683,584	13,859,481	145,543,065
The Labor Select International Equity Portfolio	—	47,146,628	18,475,802	65,622,430

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At Oct. 31, 2014, there were no capital loss carryforwards under the Act in any of the Portfolios.

6. Capital Shares

Transactions in capital shares were as follows:

	Shares sold	Shares issued upon reinvestment of dividends and distributions	Shares redeemed	Net increase (decrease)
Year ended Oct. 31, 2014:
The Large-Cap Value Equity Portfolio	1,729,199	50,863	(404,716)	1,375,346
The Select 20 Portfolio	318,550	188,416	(11,749,979)	(11,243,013)
The Large-Cap Growth Equity Portfolio	1,282,232	48,484	(2,518,987)	(1,188,271)
The Focus Smid-Cap Growth Equity Portfolio	465,364	2,054	(2,803,693)	(2,336,275)
The High-Yield Bond Portfolio	1,042,416	838,454	(769,914)	1,110,956
The Core Plus Fixed Income Portfolio	1,827,309	137,283	(140,461)	1,824,131
The International Equity Portfolio	2,003,255	652,915	(5,191,846)	(2,535,676)
The Labor Select International Equity Portfolio	1,775,454	1,055,797	(11,084,045)	(8,252,794)
The Emerging Markets Portfolio	3,293,614	1,541,293	(6,054,513)	(1,219,606)
The Emerging Markets Portfolio II	162,328	60,407	(294,701)	(71,966)

Year ended Oct. 31, 2013:
The Large-Cap Value Equity Portfolio	3,238,512	7,881	(1,407)	3,244,986
The Select 20 Portfolio	6,235,756	251,430	(2,364,083)	4,123,103
The Large-Cap Growth Equity Portfolio	3,060,795	75,813	(4,546,188)	(1,409,580)
The Focus Smid-Cap Growth Equity Portfolio	3,463,696	21,232	(319,494)	3,165,434
The High-Yield Bond Portfolio	3,147,620	661,732	(1,836,274)	1,973,078
The Core Plus Fixed Income Portfolio	790,881	179,998	(1,086,362)	(115,483)
The International Equity Portfolio	2,498,536	948,479	(7,835,395)	(4,388,380)
The Labor Select International Equity Portfolio	1,359,454	1,369,121	(9,408,303)	(6,679,728)
The Emerging Markets Portfolio	9,043,259	1,086,850	(8,284,117)	1,845,992
The Emerging Markets Portfolio II	721,050	17,352	—	738,402

7. Unfunded Commitments

The High-Yield Bond Portfolio may invest in floating rate loans. In connection with these investments, the Portfolio may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. As of Oct. 31, 2014, the Portfolio has an unfunded loan commitment of $131,291 for Ziggo which it has contracted to sell. The commitment is expected to remain open until Dec. 31, 2014.

8. Line of Credit

Each Portfolio, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, each Portfolio, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the agreement described above. The line of credit available under the agreement expired on Nov. 10, 2014.

Each Portfolio had no amounts outstanding as of Oct. 31, 2014 or at any time during the year then ended.

(continues	)	125

Notes to financial statements

Delaware Pooled® Trust

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Portfolio may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Portfolio may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover each Portfolio’s exposure to the counterparty.

The Core Plus Fixed Income Portfolio, The International Equity Portfolio, and The Labor Select International Equity Portfolio entered into foreign currency exchange contracts and foreign cross currency exchange contracts in order to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies. The Focus Smid-Cap Growth Equity Portfolio, The Emerging Markets Portfolio, and The Emerging Markets Portfolio II entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Select 20, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The High-Yield Bond, The Core Plus Fixed Income, The Emerging Markets, and The Emerging Markets II Portfolios may use futures in the normal course of pursuing their respective investment objectives. Each Portfolio may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates or market conditions. Upon entering into a futures contract, a Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to each Portfolio because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio entered into futures contracts in order to hedge the Portfolios’ existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — Each Portfolio may enter into options contracts in the normal course of pursuing its respective investment objective. Each Portfolio may buy or write options contracts for any number of reasons, including without limitation: to manage each Portfolio’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Portfolio’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Portfolio may buy or write call or put options on securities, financial indices, futures, swaps, and foreign currencies. When each Portfolio buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Portfolio. Each Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Portfolio is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

The Core Plus Fixed Income Portfolio purchased option contracts in order to manage the Portfolio’s exposure to changes in securities prices caused by interest rates or market conditions.

There were no transactions in options written during the year ended Oct. 31, 2014.

Swap Contracts — The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio may enter into credit default swap (CDS) contracts in accordance with their investment objectives. The Core Plus Fixed Income Portfolio may enter into interest rate swap contracts in accordance with its investment objective. The Portfolio may use interest rate swaps to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. The Portfolios may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Portfolios will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Interest Rate Swaps — An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having netting arrangements between each Portfolio and the counterparty and by the posting of collateral by the counterparty to each Portfolio to cover the Portfolios’ exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

Credit Default Swaps — A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by a Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Oct. 31, 2014, the Portfolios entered into CDS contracts as purchasers of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for central cleared CDS basket trades as determined by the applicable central counterparty. During the year ended Oct. 31, 2014, the Portfolios did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if a Portfolio had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. A Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having netting

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Notes to financial statements

Delaware Pooled® Trust

9. Derivatives (continued)

arrangements between each Portfolio and the counterparty and by the posting of collateral by the counterparty to each Portfolio to cover the Portfolios’ exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Oct. 31, 2014, The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio entered into CDS contracts in order to hedge against a credit event.

Swaps Generally — The value of open swaps may differ from that which would be realized in the event a Portfolio terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At Oct. 31, 2014, The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio posted $364,860 and $39,415, respectively, in cash collateral for centrally cleared swap contracts, which is presented as “Cash collateral due from brokers” on the “Statements of assets and liabilities.”

Fair values of derivative instruments as of Oct. 31, 2014 were as follows:

The High-Yield Bond Portfolio
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (Futures contracts)	Variation margin receivable on futures contracts	$—	Variation margin receivable on futures contracts	$(15,984)*
Credit contracts (Swap contracts)	Unrealized gain of credit default swap contracts	—	Unrealized loss of credit default swap contracts	(98,674)

Total		$—		$(114,658)

The Core Plus Fixed Income Portfolio
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Unrealized gain on foreign currency exchange contracts	$—	Unrealized loss on foreign currency exchange contracts	$(1,110)
Interest rate contracts (Futures contracts)	Variation margin receivable on futures contracts	— *	Variation margin receivable on futures contracts	(19,459)*
Credit contracts (Swap contracts)	Unrealized gain of credit default swap contracts	—	Unrealized loss of credit default swap contracts	(1,510)

Total		$—		$(22,079)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through Oct. 31, 2014. Only current day variation margin is reported on the “Statements of assets and liabilities.”

The effect of derivative instruments on the “Statements of operations” for the year ended Oct. 31, 2014 was as follows:

	The High-Yield Bond Portfolio Net Realized Loss on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(97,426)	$—	$(97,426)
Credit contracts	—	(85,804)	(85,804)

Total	$(97,426)	$(85,804)	$(183,230)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Futures Contracts	Swaps Contracts	Total
Interest rate contracts	$(15,984)	$—	$(15,984)
Credit contracts	—	(106,230)	(106,230)

Total	$(15,984)	$(106,230)	$(122,214)

	The Core Plus Fixed Income Portfolio Net Realized Gain on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$1,020	$—	$—	$1,020
Equity contracts	—	14,475	—	14,475
Credit contracts	—	—	(15,560)	(15,560)

Total	$1,020	$14,475	$(15,560)	$(65)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swaps Contracts	Total
Forward currency exchange contracts	$(1,720)	$—	$—	$(1,720)
Interest rate contracts	—	(15,257)	—	(15,257)
Credit contracts	—	—	(1,581)	(1,581)

Total	$(1,720)	$(15,257)	$(1,581)	$(18,558)

At Oct. 31, 2014, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, and The Emerging Markets Portfolio II had foreign currency risk, which is disclosed in the “Statements of assets and liabilities” and “Statements of operations.”

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Notes to financial statements

Delaware Pooled® Trust

9. Derivatives (continued)

Derivatives Generally. The tables below summarize the average balance of derivative holdings by each Portfolio during the year ended Oct. 31, 2014.

	The Focus Smid-Cap Growth Equity Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	14,428	USD	8,796

	The High-Yield Bond Portfolio
	Long Derivative Volume		Short Derivative Volume
Futures contracts (average notional value)	USD	—	USD	3,766,705
CDS contracts (average notional value)*		262,055		—

	The Core Plus Fixed Income Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	47,263	USD	165,275
Futures contracts (average notional value)		2,006,899		5,483,669
Options contracts (average notional value)		231		—
CDS contracts (average notional value)*		156,008		—
	EUR	7,589		—

	The International Equity Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	291,937	USD	10,106,625

	The Labor Select International Equity Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	276,185	USD	10,067,657

	The Emerging Markets Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	276,375	USD	244,612

	The Emerging Markets Portfolio II
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	12,804	USD	11,338

*Long represents buying protection and short represents selling protection.

10. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statements of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Portfolios adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define their contractual rights and to secure rights that will help each Portfolio mitigate its counterparty risk, the Portfolios entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Portfolio and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/

or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the “Statements of assets and liabilities.”

At Oct. 31, 2014, the Portfolios had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	The Large-Cap Value Equity Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$365,177	$(365,177)	$—	$—
Bank of Montreal	60,863	(60,863)	—	—
BNP Paribas	718,960	(718,960)	—	—

Total	$1,145,000	$(1,145,000)	$—	$—

	The Large-Cap Growth Equity Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$1,238,414	$(1,238,414)	$—	$—
Bank of Montreal	206,402	(206,402)	—	—
BNP Paribas	2,438,184	(2,438,184)	—	—

Total	$3,883,000	$(3,883,000)	$—	$—

	The Focus Smid-Cap Growth Equity Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$232,502	$(232,502)	$—	$—
Bank of Montreal	38,750	(38,750)	—	—
BNP Paribas	457,748	(457,748)	—	—

Total	$729,000	$(729,000)	$—	$—

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Notes to financial statements

Delaware Pooled® Trust

10. Offsetting (continued)

The High-Yield Bond Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNP Paribas	$—	$(98,674)	$(98,674)

		Fair Value of Non-Cash Collateral	Cash Collateral	Fair Value of Non-Cash Collateral	Cash Collateral
Counterparty	Net Position	Received	Received	Pledged	Pledged	Net Amount(a)
BNP Paribas	$(98,674)	$—	$—	—	$98,674	$—

The High-Yield Bond Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$2,508,720	$(2,508,720)	$—	$—
Bank of Montreal	418,120	(418,120)	—	—
BNP Paribas	4,939,160	(4,939,160)	—	—

Total	$7,866,000	$(7,866,000)	$—	$—

The Core Plus Fixed Income Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Barclays Bank	$—	$(1,510)	$(1,510)
BNY Mellon	—	(511)	(511)
Union Bank of Switzerland	—	(599)	(599)

Total	$—	$(2,620)	$(2,620)

		Fair Value of Non-Cash Collateral	Cash Collateral	Fair Value of Non-Cash Collateral	Cash Collateral
Counterparty	Net Position	Received	Received	Pledged	Pledged	Net Amount(a)
Barclays Bank	$(1,510)	$—	$—	$—	$1,510	$—
BNY Mellon	(511)	—	—	—	—	(511)
Union Bank of Switzerland	(599)	—	—	—	—	(599)

Total	$(2,620)	$—	$—	$—	$1,510	$(1,110)

The Core Plus Fixed Income Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$4,623,240	$—	$—	$4,623,240
Bank of Montreal	770,540	—	—	770,540
BNP Paribas	9,102,220	—	—	9,102,220

Total	$14,496,000	$—	$—	$14,496,000

The International Equity Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Barclays Bank	$170	$—	$170
BNY Mellon	76,774	—	76,774
Northern Trust	1,060	—	1,060

Total	$78,004	$—	$78,004

		Fair Value of Non-Cash Collateral	Cash Collateral	Fair Value of Non-Cash Collateral	Cash Collateral
Counterparty	Net Position	Received	Received	Pledged	Pledged	Net Amount(a)
Barclays Bank	$170	$—	$—	$—	$—	$170
BNY Mellon	76,774	—	—	—	—	76,774
Northern Trust	1,060	—	—	—	—	1,060

Total	$78,004	$—	$—	$—	$—	$78,004

The International Equity Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$87,387	$(87,387)	$—	$—
Bank of Montreal	14,565	(14,565)	—	—
BNP Paribas	172,048	(172,048)	—	—

Total	$274,000	$(274,000)	$—	$—

The Labor Select International Equity Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$63,988	$(316)	$63,672

		Fair Value of Non-Cash Collateral	Cash Collateral	Fair Value of Non-Cash Collateral	Cash Collateral
Counterparty	Net Position	Received	Received	Pledged	Pledged	Net Amount(a)
BNY Mellon	$63,672	$—	$—	$—	$—	$63,672

The Labor Select International Equity Portfolio
Master Repurchase Agreements Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$856,014	$(856,014)	$—	$—
Bank of Montreal	142,669	(142,669)	—	—
BNP Paribas	1,685,317	(1,685,317)	—	—

Total	$2,684,000	$(2,684,000)	$—	$—

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Notes to financial statements

Delaware Pooled® Trust

10. Offsetting (continued)

The Emerging Markets Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$1,166	$(17,602)	$(16,436)

		Fair Value of Non-Cash Collateral	Cash Collateral	Fair Value of Non-Cash Collateral	Cash Collateral
Counterparty	Net Position	Received	Received	Pledged	Pledged	Net Amount(a)
BNY Mellon	$(16,436)	$—	$—	$—	$—	$(16,436)

The Emerging Markets Portfolio

		Fair Value of Non-Cash
Master Repurchase Agreements Counterparty	Repurchase Agreements	Collateral Received	Collateral Received	Net Amount(a)

Bank of America Merrill Lynch	$470,106	$(470,106)	$—	$—
Bank of Montreal	78,351	(78,351)	—	—
BNP Paribas	925,543	(925,543)	—	—

Total	$1,474,000	$(1,474,000)	$—	$—

The Emerging Markets Portfolio II
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$214	$(876)	$(662)

		Fair Value of Non-Cash Collateral	Cash Collateral	Fair Value of Non-Cash Collateral	Cash Collateral
Counterparty	Net Position	Received	Received	Pledged	Pledged	Net Amount(a)
BNY Mellon	$(662)	$—	$—	$—	$—	$(662)

The Emerging Markets Portfolio II

		Fair Value of Non-Cash	Cash
Master Repurchase Agreements Counterparty	Repurchase Agreements	Collateral Received	Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$351,463	$(351,463)	$—	$—
Bank of Montreal	58,577	(58,577)	—	—
BNP Paribas	691,960	(691,960)	—	—

Total	$1,102,000	$(1,102,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

11. Securities Lending

Each Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. Each Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. Each Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collateral Trust defaulted or if it were necessary to liquidate assets in the Collateral Trust to meet returns on outstanding security loans at a time when the Collateral Trust’s net asset value per unit was less than $1.00. Under those circumstances, each Portfolio may not receive an amount from the Collateral Trust that is equal in amount to the collateral each Portfolio would be required to return to the borrower of the securities and each Portfolio would be required to make up for this shortfall.

During the year ended Oct. 31, 2014, none of the Portfolios had securities out on loan.

12. Credit and Market Risk

Some countries in which The International Equity, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Portfolio may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by each Portfolio.

The High-Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated lower than BBB-by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. The Core Plus Fixed Income Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that each Portfolio will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer each Portfolio more

(continues	)	135

Notes to financial statements

Delaware Pooled® Trust

12. Credit and Market Risk (continued)

protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by each Portfolio may involve revolving credit facilities or other standby financing commitments that obligate each Portfolio to pay additional cash on a certain date or on demand. These commitments may require each Portfolio to increase its investment in a company at a time when each Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Portfolio is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As each Portfolio may be required to rely upon another lending institution to collect and pass on to each Portfolio amounts payable with respect to the loan and to enforce each Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent each Portfolio from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to each Portfolio.

The Core Plus Fixed Income Portfolio invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Select 20 and The Focus Smid-Cap Growth Equity Portfolios invest a significant portion of their assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Because The Large-Cap Value Equity, The Select 20, The Large-Cap Growth Equity, and The Focus Smid-Cap Growth Equity Portfolios expect to hold a concentrated portfolio of a limited number of securities, the Portfolios’ risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

The International Equity Portfolio may invest up to 10% its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities, which may not be readily marketable. The Large-Cap Value Equity, The Select 20, The Large-Cap Growth Equity, The Focus Smid-Cap Growth Equity, The High-Yield Bond, The Core Plus Fixed Income, The Labor Select International Equity, The Emerging Markets, and The Emerging Markets II Portfolios may invest up to 15% of each Portfolio’s net assets in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Portfolio’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified in the “Schedules of investments.”

13. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio’s existing contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolios’ financial statement disclosures.

15. Subsequent Events

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Portfolios. Also effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Portfolios.

On Nov. 10, 2014, each Portfolio, along with the other Participants, entered into an agreement for a $275,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. The line of credit under the agreement expires on Nov. 9, 2015.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2014 that would require recognition or disclosure in each Portfolio’s financial statements.

137

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust and the Shareholders of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Emerging Markets Portfolio II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Large-Cap Value Equity Portfolio, The Select 20 Portfolio, The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Emerging Markets Portfolio II (ten of the series constituting Delaware Pooled Trust, hereafter collectively referred to as the “Funds”) at October 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 17, 2014

Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

Board Consideration of Investment Advisory Agreements

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreements for each of the series of Delaware Pooled Trust (each, a “Portfolio” and together, the “Portfolios”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Portfolio performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreements with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Portfolios, the costs of such services to the Portfolios, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared each Portfolio’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Portfolio policies.

In considering information relating to the approval of each Portfolio’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Portfolios and their shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Portfolio, compliance of portfolio managers with the investment policies, strategies and restrictions for the Portfolios, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Portfolios’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Portfolios. The Board once again noted the benefits provided to Portfolio shareholders through each shareholder’s ability to exchange investments between Portfolios or the institutional class shares of other Delaware Investments funds and to reinvest Portfolio dividends into additional shares of the Portfolio or into additional shares of other Delaware Investments funds. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments. The Board noted that, on Aug. 20, 2014, it had approved Management’s proposal to liquidate and dissolve The Core Focus Fixed Income Portfolio and The Real Estate Investment Trust Portfolio II, which was expected to take effect in the fourth quarter of 2014.

Nature, Extent and Quality of Service. The Board considered the services to be provided by Mondrian to each of The Emerging Markets Portfolio, The International Equity Portfolio and The Labor Select International Equity Portfolio and their shareholders, as applicable. In reviewing the nature, extent and quality of services, the Board noted that reports will be furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios, compliance of portfolio managers with the investment policies, strategies and restrictions for the Portfolios, the compliance of Mondrian personnel with the Code of Ethics and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Mondrian and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent and quality of the overall services proposed to be provided by Mondrian.

Investment Performance. The Board placed significant emphasis on the investment performance of the Portfolios in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the 15(c) Meeting. The Lipper reports prepared for each Portfolio showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the

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Delaware Pooled® Trust

Board Consideration of Investment Advisory Agreements (continued)

fourth quartile. Comparative annualized performance for the Portfolios was shown for the past one-, three-, five-, and ten-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that each Portfolio’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraphs summarize the performance results for the Portfolios and the Board’s view of such performance.

The Core Focus Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional core bond funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the second quartile of its Performance Universe. The Board observed that the Portfolio’s one-year performance was not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the Portfolio’s longer-term performance results, which were quite strong, and consequently, the Board was satisfied with performance.

The Core Plus Fixed Income Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional core plus bond funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-year period was in the second quartile of its Performance Universe and the Portfolio’s total return for the five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Emerging Markets Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and ten-year periods was in the first quartile of its Performance Universe and the Portfolio’s total return for the five-year period was in the second quartile of its Performance Universe. The Board observed that the Portfolio’s one-year performance was not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the Portfolio’s longer-term performance results, which were quite strong, and consequently, the Board was satisfied with performance.

The Emerging Markets Portfolio II – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

The Focus Smid-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-year period was in the second quartile of its Performance Universe and the Portfolio’s total return for the five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The High-Yield Bond Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional high yield funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five-, and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The International Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international large cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, and ten-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for five-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

The Labor Select International Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international large cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one- and three-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the five- and ten-year periods was in the third quartile and second quartile, respectively, of its Performance Universe. The Board was satisfied with performance.

The Large-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the first quartile of its Performance Universe. The Board observed that the Portfolio’s one-year performance was not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the Portfolio’s longer-term performance results, which were quite strong, and consequently, the Board was satisfied with performance.

The Large-Cap Value Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-, five-, and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

The Real Estate Investment Trust Portfolio II – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-year period was in the first quartile and the Portfolio’s total return for the five- and ten-year periods was in the third quartile of its Performance Universe. The Board was satisfied with performance.

The Select 20 Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three-, five-, and ten-year periods was in the first quartile, second quartile and third quartile, respectively, of its Performance Universe. The Board observed that the Portfolio’s one-year performance was not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the Portfolio’s longer-term performance results. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Portfolios as of its most recent fiscal year end. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Portfolio versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Portfolio’s contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Portfolio’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit each Portfolio’s total expense ratio to be competitive with that of the Expense Group. The following paragraphs summarize the expense results for the Portfolios and the Board’s view of such expenses.

The Core Focus Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its contractual management fee and total expenses were both in the quartile with the lowest expenses of its Expense Group. The Board was extremely satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Core Plus Fixed Income Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Emerging Markets Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Emerging Markets Portfolio II – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

The Focus Smid-Cap Growth Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

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(Unaudited)

Delaware Pooled® Trust

Board Consideration of Investment Advisory Agreements (continued)

The High-Yield Bond Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The International Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Labor Select International Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Large-Cap Growth Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were both in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Large-Cap Value Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were both in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Real Estate Investment Trust Portfolio II – The expense comparisons for the Portfolio showed that its contractual management fee and total expenses were in the quartile with the lowest expenses of the Expense Group. The Board was extremely satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

The Select 20 Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expense of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Management Profitability. Trustees were also given available information on profits being realized by Mondrian in relation to the services being provided to The Emerging Markets Portfolio, The International Equity Portfolio and The Labor Select International Equity Portfolio or in relation to Mondrian’s overall investment advisory business, but believed such information to be of limited relevance since the sub-advisory fees are paid by DMC out of its management fee and changes in the level of sub-advisory fees do not impact Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by Mondrian in connection with its relationship to the Portfolios, such as reputational enhancement, soft dollar arrangements or commissions paid to affiliated broker-dealers.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as each Portfolio’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders which does not include breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. Benchmarking analysis indicated that less than one quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale at all asset levels. The Board noted that the fee under the management contracts for The Core Plus Fixed Income Portfolio did not fall within the standard structure. With respect to The Core Plus Fixed Income Portfolio, Management explained that the portfolio management fee was priced slightly lower than the standard fee rate for special domestic funds.

Board consideration of The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio sub-advisory agreement with Jackson Square Partners, LLC

At a meeting held on Feb. 18–20, 2014 (Meeting), the Board of Trustees (Board), including a majority of disinterested or Independent Trustees, approved a Sub-Advisory Agreement for The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio (each a Portfolio and collectively the Portfolios). In making its decision, the Board considered information prepared specifically in connection with the approval of the Sub-advisory Agreement. Information furnished specifically in connection with the approval of the Sub-advisory Agreement with Jackson Square Partners, LLC (JSP) included materials provided by JSP concerning, among other things, the nature, extent and quality of service provided to the Portfolios, the costs of such services to the Portfolios, economies of scale and the financial condition and profitability of JSP. In addition, the Board considered reports prepared by Lipper, Inc., an independent statistical compilation organization (“Lipper”), which compared the Portfolios’ investment performance and expenses with those of other comparable mutual funds.

In considering information relating to the approval of the Sub-advisory Agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract approval considerations.

Nature, Extent and Quality of Service. The Board considered the continuity of investment management to be provided to the Portfolios and its shareholders. Management provided certain information to the Board regarding the transition of the current portfolio management team (Focus Growth Team) to JSP (Transaction). Following the close of the Transaction, the Focus Growth Team would continue to provide portfolio management services to the Portfolios as owners or employees of JSP. In reviewing the nature, extent, and quality of services, the Board considered that the same personnel will be providing portfolio management services to the Portfolios following the completion of the Transaction, and therefore, considered the many reports furnished to them throughout 2012 and 2013 at regular Board meetings covering matters such as the relative performance of the Portfolios, and the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios. The Board was pleased with the emphasis placed on research and risk management in the investment process. The Board concluded that it was satisfied with the nature, extent, and quality of the overall services to be provided by JSP.

In addition, the Board considered that in connection with the Transaction, Delaware Investments Advisers Partner, Inc. (DIAP) and JSP would enter into a transaction services agreement. Under the terms of this agreement, DIAP and certain of its affiliates would provide compliance and other administrative support to JSP for an 18-month period following the close of the Transaction.

Investment Performance. The Board considered the overall investment performance of the Focus Growth Team and the Portfolios. The Board placed significant emphasis on the investment performance of the Portfolios in view of its importance to shareholders. The Board reviewed reports prepared by Lipper Inc. (“Lipper”) for each Portfolio that showed the Portfolio’s investment performance as of March 31, 2013 in comparison to a group of funds selected by Lipper as being similar to the Portfolio (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Annualized investment performance for each Portfolio was shown for the past one-, three-, five-, and ten-year periods, as applicable, compared to that of the Performance Universe. The Board’s objective was that each Portfolio’s performance for the periods considered be at or above the median of its Performance Universe. In addition, the Board reviewed more recent Lipper data that had been provided at the quarterly Board meetings held since March 31, 2013. With respect to each Portfolio’s performance as of Dec. 31, 2013, they noted:

The Large-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the first quartile of its Performance Universe.

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Delaware Pooled® Trust

Board consideration of The Large-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio, and The Select 20 Portfolio sub-advisory agreement with Jackson Square Partners, LLC (continued)

The Focus Smid-Cap Growth Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-, three-, five-, and ten-year periods was in the first quartile of its Performance Universe.

The Select 20 Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Portfolio’s total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the three- and five-year periods was in the first quartile of its Performance Universe, and the Portfolio’s total return for the ten-year period was in the third quartile of its Performance Universe.

The Board noted that they were satisfied with the overall performance of the Portfolios. Moreover, the Board concluded that the Transaction was unlikely to have any effect on JSP’s management of the Portfolios or their investment performance because the current portfolio management personnel will continue to provide portfolio management services to the Portfolios.

Comparative Expenses. The Board also evaluated expense comparison data for the Portfolios. JSP provided the Board with information on pricing levels and fee structures for the Portfolios and comparative funds. The Board noted that JSP’s fees will be paid by the Portfolios’ advisor, Delaware Management Company (DMC), not by the Portfolios. They also focused on the comparative analysis of the effective management fees (including sub-advisory fees) and total expense ratios of each Portfolio versus the effective management fees (including sub-advisory fees) and expense ratios of a group of funds selected by Lipper as being similar to the Portfolio (Expense Group). In reviewing comparative costs, each Portfolio’s contractual management fee (including sub-advisory fees) and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the applicable Portfolio) and actual management fees (as reported by each fund) of other funds within the Expense Group. Each Portfolio’s total expenses were also compared with those of its Expense Group. The Board’s objective was for each Portfolio’s total expense ratio to be competitive with that of the Expense Group. They concluded that, because the sub-advisory fee rate paid by DMC on behalf of the Portfolios would not change, the Portfolios’ expenses were satisfactory.

Management Profitability. Because JSP did not have historical operations, it provided a pro forma profitability analysis to the Board, and the Board considered the level of profits expected to be realized by JSP as part of their annual contract evaluation. The Board discussed the transition services to be provided to JSP by Delaware Investments and the cost of providing those services. The Board also considered the extent to which JSP might derive ancillary benefits from the Portfolios’ operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as Sub-advisor to the Portfolios and the benefits from allocation of the Portfolios’ brokerage to improve trading efficiencies. The Board concluded that the sub-advisory fee was reasonable in light of the services to be rendered.

Economies of Scale. The Board considered whether economies of scale would be realized by JSP and the extent to which any economies of scale would be reflected in the level of sub-advisory fees. The Board considered the fact that several of the funds to be managed by JSP had already reached breakpoints in their management fees.

Fall-out Benefits. The Board considered that JSP may derive reputational, strategic and other benefits from its association with the Portfolios, and evaluated the extent to which JSP might derive ancillary benefits from Portfolio operations, including the potential for procuring additional business as a result of its role as a service provider to the Portfolios and the benefits from allocation of Portfolio brokerage to improve trading efficiencies. However, the Board concluded that (i) such benefits did not impose a cost or burden on the Portfolios or their shareholders, and (ii) such benefits would probably have an indirectly beneficial effect on the Portfolios and their shareholders because of the added importance that JSP might attach to the Portfolios as a result of the fall-out benefits that the Portfolios conveyed.

Tax Information

The information set forth below is for each Portfolio’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2014, each Portfolio reports distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital Gain	Ordinary Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	Tax Basis	(Tax Basis)	(Tax Basis)	Dividends[1]
The Large-Cap Value Equity Portfolio	26.71%	73.29%	100.00%	100.00%
The Select 20 Portfolio	96.05%	3.95%	100.00%	85.08%
The Large-Cap Growth Equity Portfolio	—	100.00%	100.00%	100.00%
The Focus Smid-Cap Growth Equity Portfolio	—	100.00%	100.00%	16.67%
The High-Yield Bond Portfolio	—	100.00%	100.00%	1.65%
The Core Plus Fixed Income Portfolio	—	100.00%	100.00%	0.43%
The International Equity Portfolio	—	100.00%	100.00%	0.01%
The Labor Select International Equity Portfolio	—	100.00%	100.00%	—
The Emerging Markets Portfolio	57.42%	42.58%	100.00%	2.26%
The Emerging Markets Portfolio II	28.68%	71.32%	100.00%	3.86%

(A) and (B) are based on a percentage of each Portfolio’s total distributions.

(C) is based on a percentage of each Portfolio’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Oct. 31, 2014, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and made permanent by the American Taxpayer Relief Act of 2012. The Portfolios intend to report the following percentages to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV, as applicable.

Maximum amount to be
Taxed at a maximum rate of 15%
The Large-Cap Value Equity Portfolio	100.00%
The Select 20 Portfolio	85.07%
The Large-Cap Growth Equity Portfolio	100.00%
The Focus Smid-Cap Growth Equity Portfolio	14.39%
The High-Yield Bond Portfolio	1.69%
The Core Plus Fixed Income Portfolio	0.73%
The International Equity Portfolio	98.82%
The Labor Select International Equity Portfolio	97.81%
The Emerging Markets Portfolio	99.58%
The Emerging Markets Portfolio II	99.98%

The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio and The Emerging Markets Portfolio II intend to pass through foreign tax credits in the maximum amount of $819,350, $674,618, $652,950, and $55,159, respectively. The gross foreign source income earned during the fiscal year 2014 was $21,180,986, $20,988,248, $11,219,624, and $850,841, respectively. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

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Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

For the fiscal year ended Oct. 31, 2014, certain interest income paid by the Portfolios, determined to be Qualified Interest Income and Qualified Short-Term Capital Gain may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and as extended by Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and by the American Taxpayer Relief Act of 2012. For the fiscal year ended Oct. 31, 2014, the following Portfolios have reported maximum distributions of Qualified Interest Income and Qualified Short-Term Capital Gain as follows:

		Qualified
	Qualified Interest Income	Short-Term Capital Gain
The Large-Cap Value Equity Portfolio	$926	$ 160,363
The Select 20 Portfolio	$154	$2,118,376
The Large-Cap Growth Equity Portfolio	$818	$ —

Fund management

Kristen E. Bartholdson

Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Nigel Bliss

Senior Portfolio Manager – Mondrian Investment Partners Ltd. — The International Equity Portfolio and

The Labor Select International Equity Portfolio

Mr. Bliss has a BA (Hons) Degree in Geography from the University of Manchester. He holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK. He commenced his career at Cazenove & Co. and moved to join Mondrian in 1995. Mr. Bliss is a senior portfolio manager in the Non-US Equity Team. He has had significant experience analyzing securities in the Pacific Basin region and in the global materials, utilities, property, and industrials sectors. In recent years Mr. Bliss has taken responsibility for leading coverage of securities listed in the UK and Scandinavian markets whilst still maintaining his sector specialization. Mr. Bliss is a member of Mondrian’s Non-US Equity Strategy Committee.

Christopher J. Bonavico, CFA

Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC — The Focus Smid-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, and The Select 20 Portfolio

Christopher J. Bonavico became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Delaware Investments Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA

Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC — The Focus Smid-Cap Growth Equity Portfolio and The Select 20 Portfolio

Kenneth F. Broad became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Delaware Investments Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

Adam H. Brown, CFA

Vice President, Portfolio Manager — The High-Yield Bond Portfolio

Adam H. Brown is a portfolio manager on the firm’s taxable fixed income team. He manages the bank loan portfolios and is a co-portfolio manager for the high yield portfolios. Brown joined Delaware Investments in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he worked since 2002. At Four Corners, he was a co-portfolio manager on four collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

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Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

Liu-Er Chen, CFA

Senior Vice President, Chief Investment Officer – Emerging Markets and Healthcare — The Emerging Markets Portfolio II

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He is licensed to practice medicine in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Ginny Chong, CFA

Senior Portfolio Manager – Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio

Prior to joining Mondrian in 2000, Ms. Chong worked for PricewaterhouseCoopers in Vancouver, within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Ms. Chong has a degree in Commerce from the University of British Columbia, Vancouver. Ms. Chong is presently a senior portfolio manager within the Emerging Markets Team. Ms. Chong is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

Craig C. Dembek, CFA

Senior Vice President, Co-Head of Credit Research, Senior Research Analyst — The Core Plus Fixed Income Portfolio and The High-Yield Bond Portfolio

Craig C. Dembek is co-head of credit research and senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Elizabeth A. Desmond

Director, Chief Investment Officer – International Equities – Mondrian Investment Partners Ltd. — The International Equity Portfolio and The Labor Select International Equity Portfolio

Ms. Desmond is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in 1991, she was a Pacific Basin Equity Analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK.

Roger A. Early, CPA, CFA

Managing Director, Co-Head of Fixed Income Investments, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy — The Core Plus Fixed Income Portfolio

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became co-head of the team in December 2014. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Christopher M. Ericksen, CFA

Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC — The Large-Cap Growth Equity Portfolio

Christopher M. Ericksen became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Delaware Investments Focus Growth Equity team from April 2005 to April 2014. The Focus Growth team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, he was a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Ericksen received his bachelor’s degree from Carnegie Mellon University, with majors in industrial management, economics, and political science.

Paul Grillo, CFA

Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy — The Core Plus Focus Fixed Income Portfolio

Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. Prior to joining Delaware Investments, Grillo was a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Gregory J.P. Halton, CFA

Senior Portfolio Manager – Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio

Having graduated from St Catherine’s College, Oxford in 2000 with a MEng (Hons) in Engineering Science, Mr. Halton worked in the global equity division of Deutsche Asset Management before joining Mondrian in 2004. Mr. Halton is a senior portfolio manager within the Emerging Markets Team. Mr. Halton is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

J. David Hillmeyer, CFA

Vice President, Senior Portfolio Manager — The Core Plus Fixed Income Portfolio

J. David Hillmeyer is a member of the firm’s taxable fixed income portfolio management team. He is responsible for portfolio construction and asset allocation of the diversified floating rate strategy and serves as co-portfolio manager for fixed rate multisector, core plus, and investment grade corporate bond strategies. Additionally, he serves as co-portfolio manager for the fixed rate multisector and core plus strategies. Prior to joining Delaware Investments in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

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Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

Anthony A. Lombardi, CFA

Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio

Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last worked as a director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst, last serving as a vice president. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA in finance with a concentration in portfolio management. He is a member of the New York Society of Security Analysts and the CFA Institute.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist — The Core Plus Fixed Income Portfolio and The High-Yield Bond Portfolio

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

John P. McCarthy, CFA

Senior Vice President, Co-Head of Credit Research, Senior Research Analyst — The Core Plus Fixed Income Portfolio and The High-Yield Bond Portfolio

John P. McCarthy is co-head of credit research and senior research analyst on the firm’s taxable fixed income team, responsible for industrials, steel, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Andrew Miller

Chief Investment Officer – Emerging Market Equities – Mondrian Investment Partners Ltd. — The Emerging Markets Portfolio

Mr. Miller is a graduate of the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Mr. Miller is presently Chief Investment Officer within the Emerging Markets Team. Mr. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader — The Large-Cap Value Equity Portfolio

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Melissa J. A. Platt, CFA

Portfolio Manager – Mondrian Investment Partners Ltd. — The International Equity Portfolio and The Labor Select International Equity Portfolio

Ms. Platt is an Economics and Finance graduate of Massey University, New Zealand. She started her career as a consultant at KPMG Corporate Finance. She then moved to FundSource Research for 3 years as an investment analyst and later as research manager. Ms. Platt joined Mondrian in 2004 and is a portfolio manager in the Non-US Equity Team. Ms. Platt is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK.

Andrew R. Porter, CFA

Senior Portfolio Manager – Mondrian Investment Partners Ltd. — The International Equity Portfolio and The Labor Select International Equity Portfolio

Mr. Porter studied at Magdalen College, Oxford University graduating with a first class degree in Chemistry. He also has an MSc in Economics from the University of London. Mr. Porter started his career as a consultant and trainee chartered accountant at Deloitte and Touche. Prior to joining Mondrian in 2003, Mr. Porter worked at Frank Russell, part of the team managing the multi-manager funds in the Asia Pacific region. Mr. Porter is a CFA Charterholder, a member of the CFA Institute and a member of the CFA Society of the UK. Mr. Porter is a member of Mondrian’s Non-US Equity Strategy Committee.

Daniel J. Prislin, CFA

Portfolio Manager, Equity Analyst – Jackson Square Partners, LLC — The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio

Daniel J. Prislin became a member of Jackson Square Partners (JSP), at its inception in May 2014 as a portfolio manager and equity analyst. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was a portfolio manager and equity analyst on the Delaware Investments Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining Delaware Investments, he was a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Christopher M. Testa, CFA

Senior Vice President, Senior Portfolio Manager — The Core Plus Fixed Income Portfolio and The High-Yield Bond Portfolio

Christopher M. Testa joined Delaware Investments in January 2014 as a senior portfolio manager in the firm’s corporate credit portfolio management group. He manages both investment grade and high yield corporate credit. Prior to joining the firm, Testa worked as a portfolio manager who focused on high yield credit at S. Goldman Asset Management from 2009 to 2012 and Princeton Advisory Group from 2012 to 2013. Previously, he served as head of U.S. credit at Drake Management, and prior to that he was head of credit research and a high yield portfolio manager at Goldman Sachs Asset Management. Testa has more than 20 years of experience analyzing and investing in high yield and distressed credit. He earned his bachelor’s degree in economics, with a minor in government, from Hamilton College, and an MBA in finance with a concentration in investments from The Wharton School of the University of Pennsylvania.

Jeffrey S. Van Harte, CFA

Chairman, Chief Investment Officer – Jackson Square Partners, LLC — The Large-Cap Growth Equity Portfolio and The Select 20 Portfolio

Jeffrey S. Van Harte became a member of Jackson Square Partners (JSP), at its inception in May 2014 as chairman and chief investment officer. Jackson Square Partners manages large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to joining JSP, he was the chief investment officer of the Delaware Investments Focus Growth Equity team from April 2005 to April 2014. The Focus Growth Equity team managed large-cap growth, smid-cap growth, all-cap growth, and global growth portfolios. Prior to Delaware Investments, he was a principal and executive vice president at Transamerica Investment Management. Van Harte has been managing portfolios and separate accounts for 30 years. Before becoming a portfolio manager, Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

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Other Portfolio information

(Unaudited)

Delaware Pooled® Trust

Robert A. Vogel Jr., CFA

Vice President, Senior Portfolio Manager — The Large-Cap Value Equity Portfolio

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since Aug. 16, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI)
		President and Chief Executive Officer since Aug. 1, 2006			Director and Audit Committee Member Kaydon Corp. (2007–2013)
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member – Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems
			President Franklin & Marshall College (July 2002–July 2010)
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees (continued)
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Member Investor Analytics Director — P/E Investments

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]
[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Portfolio managers

Kristen E. Bartholdson

Vice President and Senior

Portfolio Manager

Nigel Bliss

Senior Portfolio Manager

Mondrian Investment Partners Limited

Christopher J. Bonavico

Portfolio Manager, Equity Analyst –– Jackson Square Partners, LLC

Kenneth F. Broad

Portfolio Manager, Equity Analyst –– Jackson Square Partners, LLC

Adam H. Brown

Vice President and Portfolio Manager

Liu-Er Chen

Senior Vice President,

Chief Investment Officer —

Emerging Markets and Healthcare

Ginny Chong

Senior Portfolio Manager

Mondrian Investment Partners Limited

Craig C. Dembek

Senior Vice President,

Co-Head of Credit Research,

Senior Research Analyst

Elizabeth A. Desmond

Director and Chief Investment

Officer — International Equities

Mondrian Investment Partners Limited

Roger A. Early

Managing Director, Co-Head

of Fixed Income Investments,

Senior Vice President and

Co-Chief Investment Officer —

Total Return Fixed Income Strategy

Christopher M. Ericksen

Portfolio Manager, Equity Analyst –– Jackson Square Partners, LLC

Paul Grillo

Senior Vice President and

Co-Chief Investment Officer —

Total Return Fixed Income Strategy

Gregory J.P. Halton

Senior Portfolio Manager

Mondrian Investment Partners Limited

J. David Hillmeyer

Vice President and Senior

Portfolio Manager

Nikhil G. Lalvani

Vice President and Senior

Portfolio Manager

Anthony A. Lombardi

Vice President and Senior

Portfolio Manager

Paul A. Matlack

Senior Vice President,

Senior Portfolio Manager,

Fixed Income Strategist

John P. McCarthy

Senior Vice President,

Co-Head of Credit Research,

Senior Research Analyst

Andrew Miller

Chief Investment Officer —

Emerging Market Equities

Mondrian Investment Partners Limited

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, and Team Leader —
Large-Cap Value Focus Equity

Melissa J.A. Platt

Portfolio Manager

Mondrian Investment Partners Limited

Andrew R. Porter

Senior Portfolio Manager

Mondrian Investment Partners Limited

Daniel J. Prislin

Portfolio Manager, Equity Analyst —

Jackson Square Partners, LLC

Christopher M. Testa

Senior Vice President and

Senior Portfolio Manager

Jeffrey S. Van Harte

Chairman, Chief Investment Officer —

Jackson Square Partners, LLC

Robert A. Vogel Jr.

Vice President and Senior

Portfolio Manager

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Investment advisor

Delaware Management Company, a series of Delaware Management Business Trust

2005 Market Street

Philadelphia, PA 19103

Investment sub-advisor for certain Portfolios

Mondrian Investment Partners Limited

Fifth Floor

10 Gresham Street

London EC2V 7JD

United Kingdom

Jackson Square Partners, LLC

101 California Street

Suite 3750

San Francisco, CA 94111

Delaware Investments, a member of Macquarie Group, refers to DMHI and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

The Portfolios are distributed by Delaware Distributors, L.P., an affiliate of DMBT, DMHI, and Macquarie Group Limited.

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s Forms N-Q, as well as a description of the policies and procedures that each Portfolio uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 231-8002; (ii) on the Portfolios’ website at delawareinvestments.com; and (iii) on the Commission’s website at sec.gov. Each Portfolio’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

This report was prepared for investors in the Delaware Pooled ® Trust Portfolios. It may be distributed to others only if preceded or accompanied by a current Delaware Pooled Trust prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the Portfolios. All Delaware Pooled Trust Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 231-8002. Investors should read the prospectus carefully before investing.

(13627) AR-DPT 20100 12/14	2005 Market Street Philadelphia, PA 19103 Telephone 800 231-8002 Fax 215 255-1162 Printed in the USA

Annual report

Alternative / specialty mutual fund

Delaware REIT Fund

October 31, 2014

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware REIT Fund at delawareinvestments.com.

Manage your investments online

—	24-hour access to your account information
—	Obtain share prices
—	Check your account balance and recent transactions
—	Request statements or literature
—	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware REIT Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN

46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2014, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

©2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware REIT Fund	November 11, 2014

Performance preview (for the year ended October 31, 2014)
Delaware REIT Fund (Class A shares)	1-year return	+18.53%
FTSE NAREIT Equity REITs Index (benchmark)	1-year return	+19.06%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware REIT Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Market conditions were generally supportive for real estate investment trusts (REITs) during the Fund’s fiscal year ended Oct. 31, 2014, with domestic real estate equities, as represented by the FTSE NAREIT Equity REITs Index, advancing 19%.

Several factors contributed to the favorable backdrop for real estate stocks:

—	Interest rates declined. In part because of slower-than-anticipated global economic growth, the yield on the 10-year U.S. Treasury note fell from 2.65% at the start of the period to 2.35% on Oct. 31, 2014.

—	Financing costs dropped. The U.S. Federal Reserve made clear that it planned to maintain its benchmark short-term interest rate at close to zero for an extended period. Because REITs are capital intensive — meaning they directly benefit from lower interest rates because they can thus finance their property acquisitions more cheaply — they responded well to a declining cost of capital.

—	Real estate fundamentals remained beneficial. Slow economic growth over the past several years has translated into limited incentive for developers to build new properties. A combination of constrained supply of new buildings and solid demand from tenants was a generally favorable mix for REITs.

In this positive environment for real estate securities, many different types of property stocks enjoyed generally favorable results. Short-duration property sectors such as lodging and apartments — which tend to carry higher risk because of their shorter leases — performed particularly well, as did manufactured homes and regional malls.

Fund performance

For the fiscal year ended Oct. 31, 2014, Delaware REIT Fund (Class A shares) returned +18.53% at net asset value and +11.69% at maximum offer price (both returns assume reinvestment of all distributions). The Fund’s benchmark, the FTSE NAREIT Equity REITs Index, returned +19.06% during the same time period. Complete annualized performance for Delaware REIT Fund is shown in the table on page 4.

Performance challenges

The Fund performed well on an absolute basis, despite modestly trailing the benchmark. In relative terms, the Fund’s biggest disadvantage was its moderate cash stake of about 3% of the portfolio, on average, during the 12 months. We believed this allocation was appropriate, given the degree to which REIT valuations rose during the period, to provide some defense against a possible correction in the REIT market. Of course,

1

Portfolio management review

Delaware REIT Fund

having any cash at all sitting on the sidelines during a rising market proved detrimental.

Several individual positions hampered results relative to the benchmark. The single largest detractor was the Fund’s substantial underweight position in data center operator Digital Realty Trust, whose shares bounced back after a difficult 2013. Despite the stock’s gains during the Fund’s fiscal year, we remained concerned about Digital Realty Trust’s growth rate and relatively expensive valuation, and these contributed to our decision not to own a position in the stock for most of the period, including at period end.

Another challenge for the Fund was its position in DDR, an operator of retail “power centers” — large outdoor shopping malls that typically combine a handful of big-box stores with smaller retailers and restaurants. DDR saw its shares underperform the rest of the shopping center category, as power centers failed to see the same level of stock price increases as other retail- oriented REITs. At period end, we maintained the Fund’s overweight position in DDR, given our expectation for strong demand for this subsector of shopping centers.

First Industrial Realty Trust also weighed on Fund results. First Industrial, along with many other industrial REITs, saw its shares lag because of the market’s concerns about excess supply in the industrial sector. The stock rebounded sharply in October 2014, however, and we took advantage of the recovery to reduce the Fund’s position.

Sources of outperformance

The Fund’s strongest relative contribution came from its underweight position in American Realty Capital Properties, a so-called “freestanding” or triple-net REIT, meaning that tenants agree to pay their own real estate taxes, insurance costs, and maintenance expenses. We had gradually reduced the Fund’s position in this stock and owned only a small stake by late October, when an accounting scandal caused the company’s shares to lose about 28% of their market value in the final three trading days of the Fund’s fiscal year. Although the Fund was hurt by its position in American Realty Capital Properties, we believe we were fortunate to have relatively little exposure to the stock when news of the scandal broke.

The Fund’s substantial underweighting in the healthcare sector was another source of strength for the Fund during the period. Healthcare property REITs lagged the overall market’s return by several percentage points, due in part to the relatively large size of the sector’s biggest companies, which made it difficult for them to achieve significant growth. Anticipated new supply from senior housing facilities also depressed prices. In particular, the Fund benefited from underweighting positions in Health Care REIT and HCP. We completely sold the Fund’s HCP position by period end.

The benchmark’s two strongest-performing sectors were lodging and apartments, both of which we overweighted. Among lodging names, the Fund was especially helped by a position in Strategic Hotels & Resorts, an owner of luxury properties that, in our view, has profited from improved management operations and the high-quality nature of its property locations. Within apartments, Essex Property Trust performed well due to a variety of factors, from its emphasis on strong West Coast markets to notable improvements in occupancy rates, expense management, and operations.

Positioning at period end

At the close of the fiscal year, the Fund maintained its overweight allocation to the apartment sector, as we believe this group continued to display relatively steady cash-flow growth. Gradually improving U.S. economic growth has translated into more demand for apartments. The supply of apartment space has picked up somewhat, but it is only back to average levels.

2

The Fund also remained overweight in lodging REITs. Revenue per available room or RevPAR, a common metric of hotel industry performance, has been healthy, benefiting from limited supply and favorable demand, particularly from business and leisure groups. In contrast, plentiful supply in the healthcare sector left us wary about that segment and factored in our decision to maintain a below-benchmark allocation at fiscal year end.

We have closely watched the investment activity occurring in U.S. real estate. In our opinion, heavy demand from global institutional and sovereign investors has led to rising REIT valuations and asset prices that have been increasing faster than cash flows. We believe REIT valuations have stretched to the point that, if investment flows start to reverse, it could adversely affect REIT prices. As a result, we have positioned the Fund to be slightly more defensive, maintaining a higher-than-typical cash position and focusing on what we consider more attractively priced stocks.

3

Performance summary
Delaware REIT Fund	October 31, 2014

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2014
	1 year	5 years	10 years
Class A (Est. Dec. 6, 1995)
Excluding sales charge	+18.53%	+18.24%	+7.93%
Including sales charge	+11.69%	+16.84%	+7.29%
Class C (Est. Nov. 11, 1997)
Excluding sales charge	+17.68%	+17.37%	+7.12%
Including sales charge	+16.68%	+17.37%	+7.12%
Class R (Est. June 2, 2003)
Excluding sales charge	+18.24%	+17.95%	+7.65%
Including sales charge	+18.24%	+17.95%	+7.65%
Institutional Class (Est. Nov. 11, 1997)
Excluding sales charge	+18.80%	+18.55%	+8.20%
Including sales charge	+18.80%	+18.55%	+8.20%
FTSE NAREIT Equity REITs Index	+19.06%	+19.19%	+8.86%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

4

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership,

including changes in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

“Nondiversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.31%	2.06%	1.56%	1.06%
(without fee waivers)
Net expenses	1.31%	2.06%	1.56%	1.06%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

5

Performance summary

Delaware REIT Fund

Performance of a $10,000 investment1

Average annual total returns from Oct. 31, 2004, through Oct. 31, 2014

For the period beginning Oct. 31, 2004 through Oct. 31, 2014	Starting value	Ending value
FTSE NAREIT Equity REITs Index	$10,000	$23,381
Delaware REIT Fund — Class A shares	$9,425	$20,218

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2004, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The graph also assumes $10,000 invested in the FTSE NAREIT Equity REITs Index as of Oct. 31, 2004. The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber and infrastructure REITs.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPREX	246248868
Class C	DPRCX	246248793
Class R	DPRRX	246248561
Institutional Class	DPRSX	246248777

6

Disclosure of Fund expenses

For the six-month period from May 1, 2014 to October 31, 2014 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2014 to Oct. 31, 2014.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

7

Disclosure of Fund expenses

For the six-month period from May 1, 2014 to October 31, 2014 (Unaudited)

Delaware REIT Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	5/1/14	10/31/14	Expense Ratio	5/1/14 to 10/31/14*
Actual Fund return†
Class A	$1,000.00	$1,098.30	1.34%	$7.09
Class C	1,000.00	1,094.30	2.09%	11.03
Class R	1,000.00	1,096.90	1.59%	8.40
Institutional Class	1,000.00	1,099.50	1.09%	5.77
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.45	1.34%	$6.82
Class C	1,000.00	1,014.67	2.09%	10.61
Class R	1,000.00	1,017.19	1.59%	8.08
Institutional Class	1,000.00	1,019.71	1.09%	5.55

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

8

Security type / sector allocation and top 10 equity holdings

Delaware REIT Fund	As of October 31, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stocks	96.49%
Diversified REITs	3.78%
Healthcare REITs	9.14%
Hotel REITs	10.92%
Industrial REITs	5.44%
Mall REITs	15.04%
Manufactured Housing REIT	0.71%
Multifamily REITs	18.90%
Office REITs	12.84%
Office/Industrial REITs	4.47%
Self-Storage REITs	4.68%
Shopping Center REITs	8.33%
Single Tenant REIT	1.38%
Specialty REITs	0.86%
Short-Term Investments	2.53%
Total Value of Securities	99.02%
Receivables and Other Assets Net of Liabilities	0.98%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Simon Property Group	10.27%
Health Care REIT	4.96%
Boston Properties	4.73%
Host Hotels & Resorts	4.66%
Equity Residential	4.26%
AvalonBay Communities	4.14%
Public Storage	3.88%
Prologis	3.77%
General Growth Properties	3.72%
Essex Property Trust	2.91%

9

Schedule of investments

Delaware REIT Fund	October 31, 2014

	Number of shares	Value (U.S. $)
Common Stock – 96.49%
Diversified REITs – 3.78%
Vornado Realty Trust	66,832	$7,316,767
Washington Real Estate Investment Trust	81,500	2,303,190

		9,619,957

Healthcare REITs – 9.14%
Health Care REIT	177,600	12,629,136
Healthcare Realty Trust	103,499	2,739,619
Healthcare Trust of America Class A	240,000	3,081,600
Ventas	70,077	4,800,975

		23,251,330

Hotel REITs – 10.92%
DiamondRock Hospitality	234,200	3,360,770
Host Hotels & Resorts	508,164	11,845,303
Pebblebrook Hotel Trust	97,313	4,145,534
RLJ Lodging Trust	127,410	4,105,150
Starwood Hotels & Resorts Worldwide	18,500	1,418,210
Strategic Hotels & Resorts †	225,600	2,898,960

		27,773,927

Industrial REITs – 5.44%
DCT Industrial Trust	386,907	3,315,793
First Industrial Realty Trust	48,170	940,760
Prologis	230,209	9,588,205

		13,844,758

Mall REITs – 15.04%
General Growth Properties	365,111	9,460,026
Simon Property Group	145,758	26,121,291
Taubman Centers	35,400	2,692,170

		38,273,487

Manufactured Housing REIT – 0.71%
Equity Lifestyle Properties	36,636	1,798,828

		1,798,828

Multifamily REITs – 18.90%
American Campus Communities	89,900	3,530,373
Apartment Investment & Management	88,000	3,149,520
AvalonBay Communities	67,551	10,527,148
Camden Property Trust	53,386	4,093,105
Equity Residential	155,823	10,839,048
Essex Property Trust	36,727	7,410,039
Post Properties	50,000	2,797,000
UDR	190,100	5,746,723

		48,092,956

10

	Number of shares	Value (U.S. $)
Common Stock (continued)
Office REITs – 12.84%
Boston Properties	94,874	$12,025,279
Brandywine Realty Trust	57,001	879,525
Douglas Emmett	44,800	1,260,224
Equity Commonwealth	77,100	2,059,341
Gramercy Property Trust	297,900	1,861,875
Highwoods Properties	124,100	5,320,167
Kilroy Realty	68,575	4,645,271
SL Green Realty	39,862	4,612,033

		32,663,715

Office/Industrial REITs – 4.47%
CyrusOne	50,000	1,365,500
Duke Realty	336,300	6,376,248
Liberty Property Trust	21,275	739,732
PS Business Parks	34,429	2,899,610

		11,381,090

Self-Storage REITs – 4.68%
Extra Space Storage	34,994	2,035,251
Public Storage	53,602	9,880,993

		11,916,244

Shopping Center REITs – 8.33%
DDR	325,675	5,907,745
Kimco Realty	186,379	4,650,156
Kite Realty Group Trust	73,400	1,900,326
Ramco-Gershenson Properties Trust	171,300	2,994,324
Regency Centers	94,319	5,725,163

		21,177,714

Single Tenant REIT – 1.38%
Spirit Realty Capital	295,611	3,517,771

		3,517,771

Specialty REITs – 0.86%
American Residential Properties †	80,849	1,536,131
EPR Properties	11,500	645,150

		2,181,281

Total Common Stock (cost $207,031,292)		245,493,058

	Principal amount°
Short-Term Investments – 2.53%
Discount Notes – 1.15%≠
Federal Home Loan Bank
0.025% 11/13/14	239,890	239,889

11

Schedule of investments

Delaware REIT Fund

	Principal amount°	Value (U.S. $)
Short-Term Investments (continued)
Discount Notes ≠ (continued)
Federal Home Loan Bank
0.049% 11/19/14	1,498,869	$1,498,860
0.077% 11/14/14	1,179,591	1,179,587

		2,918,336

Repurchase Agreements – 0.75%
Bank of America Merrill Lynch
0.06%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $611,715 (collateralized by U.S. government obligations 0.00%–2.75% 2/15/19–1/15/26 market value $623,946)	611,712	611,712
Bank of Montreal
0.07%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $101,953 (collateralized by U.S. government obligations 0.00%–11.25% 10/31/14–5/15/44 market value $103,991)	101,952	101,952
BNP Paribas
0.11%, dated 10/31/14, to be repurchased on 11/3/14, repurchase price $1,204,347 (collateralized by U.S. government obligations 0.00%–4.375% 8/31/15–11/15/42 market value $1,228,424)	1,204,336	1,204,336

		1,918,000

U.S. Treasury Obligations – 0.63%≠
U.S. Treasury Bills
0.005% 12/26/14	1,215,242	1,215,224
0.093% 11/13/14	384,076	384,075

		1,599,299

Total Short-Term Investments (cost $6,435,575)		6,435,635

Total Value of Securities – 99.02% (cost $213,466,867)		$251,928,693

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

12

Statement of assets and liabilities

Delaware REIT Fund	October 31, 2014

Assets:
Investments, at value[1]	$245,493,058
Short-term investments, at value[2]	6,435,635
Cash	160,183
Receivable for securities sold	4,815,102
Receivable for fund shares sold	2,130,503
Dividends and interest receivable	4,593

Total assets	259,039,074

Liabilities:
Payable for securities purchased	3,966,630
Payable for fund shares redeemed	294,493
Other accrued expenses	155,260
Investment management fees payable	152,966
Distribution fees payable to affiliates	43,180
Other affiliates payable	14,684
Trustees’ fees and expenses payable	547

Total liabilities	4,627,760

Total Net Assets	$254,411,314

Net Assets Consist of:
Paid-in capital	$208,247,715
Accumulated net realized gain on investments	7,701,773
Net unrealized appreciation of investments	38,461,826

Total Net Assets	$254,411,314

13

Net Asset Value
Class A:
Net assets	$98,985,832
Shares of beneficial interest outstanding, unlimited authorization, no par	6,341,800
Net asset value per share	$15.61
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$16.56

Class C:
Net assets	$23,170,686
Shares of beneficial interest outstanding, unlimited authorization, no par	1,486,366
Net asset value per share	$15.59

Class R:
Net assets	$12,614,368
Shares of beneficial interest outstanding, unlimited authorization, no par	808,151
Net asset value per share	$15.61

Institutional Class:
Net assets	$119,640,428
Shares of beneficial interest outstanding, unlimited authorization, no par	7,648,201
Net asset value per share	$15.64

[1] Investments, at cost	$207,031,292
[2] Short-term investments, at cost	6,435,575

See accompanying notes, which are an integral part of the financial statements.

14

Statement of operations

Delaware REIT Fund	Year ended October 31, 2014

Investment Income:
Dividends	$5,156,189
Interest	2,992

5,159,181

Expenses:
Management fees	1,739,610
Distribution expenses – Class A	226,080
Distribution expenses – Class B*	4,562
Distribution expenses – Class C	210,102
Distribution expenses – Class R	53,841
Dividend disbursing and transfer agent fees and expenses	406,213
Reports and statements to shareholders	104,958
Registration fees	94,291
Accounting and administration expenses	79,395
Audit and tax	32,026
Legal fees	20,963
Custodian fees	12,598
Trustees’ fees and expenses	11,079
Other	19,744

3,015,462
Less waived distribution expenses – Class B	(3,427)
Less expense paid indirectly	(203)

Total operating expenses	3,011,832

Net Investment Income	2,147,349

Net Realized and Unrealized Gain:
Net realized gain on investments	14,342,077
Net change in unrealized appreciation (depreciation) of investments	23,485,829

Net Realized and Unrealized Gain	37,827,906

Net Increase in Net Assets Resulting from Operations	$39,975,255

*Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares.

See accompanying notes, which are an integral part of the financial statements.

15

Statements of changes in net assets

Delaware REIT Fund

	Year ended
	10/31/14	10/31/13
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,147,349	$2,640,000
Net realized gain	14,342,077	22,710,073
Net change in unrealized appreciation (depreciation)	23,485,829	(4,749,406)

Net increase in net assets resulting from operations	39,975,255	20,600,667

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,608,611)	(1,537,412)
Class B	(7,621)	(10,085)
Class C	(220,273)	(204,635)
Class R	(166,996)	(152,568)
Institutional Class	(2,230,880)	(2,061,079)

Net realized gain:
Class A	(2,793,786)	—
Class B	(18,951)	—
Class C	(643,989)	—
Class R	(309,110)	—
Institutional Class	(3,303,719)	—

	(11,303,936)	(3,965,779)

Capital Share Transactions:
Proceeds from shares sold:
Class A	19,218,001	21,435,863
Class B	15	4,815
Class C	3,276,207	3,529,498
Class R	4,493,898	3,988,597
Institutional Class	20,111,578	22,651,709

Net asset value of shares based upon reinvestment of dividends and distributions:
Class A	4,211,290	1,459,400
Class B	26,418	10,015
Class C	848,285	200,037
Class R	471,716	152,527
Institutional Class	5,509,412	2,051,653

	58,166,820	55,484,114

16

	Year ended
	10/31/14	10/31/13
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(26,964,999)	$(20,735,287)
Class B	(797,702)	(1,242,967)
Class C	(4,586,951)	(4,415,661)
Class R	(4,199,109)	(3,779,165)
Institutional Class	(26,042,255)	(27,498,734)

	(62,591,016)	(57,671,814)

Decrease in net assets derived from capital share transactions	(4,424,196)	(2,187,700)

Net Increase in Net Assets	24,247,123	14,447,188

Net Assets:
Beginning of year	230,164,191	215,717,003

End of year (there was no undistributed net investment income at either year end)	$254,411,314	$230,164,191

See accompanying notes, which are an integral part of the financial statements.

17

Financial highlights

Delaware REIT Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

18

Year ended

10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

$13.870	$12.850	$11.530	$10.460	$7.630

0.125	0.153	0.122	0.098	0.131
2.308	1.100	1.412	1.145	2.886

2.433	1.253	1.534	1.243	3.017

(0.254)	(0.233)	(0.214)	(0.173)	(0.187)
(0.439)	—	—	—	—

(0.693)	(0.233)	(0.214)	(0.173)	(0.187)

$15.610	$13.870	$12.850	$11.530	$10.460

18.53%	9.82%	13.38%	12.01%	39.84%

$98,986	$91,593	$83,114	$75,149	$82,646
1.34%	1.31%	1.30%	1.51%	1.53%
1.34%	1.36%	1.35%	1.57%	1.62%
0.89%	1.11%	0.98%	0.89%	1.42%
0.89%	1.06%	0.93%	0.83%	1.33%
83%	101%	87%	129%	175%

19

Financial highlights

Delaware REIT Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended

10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

$13.860	$12.830	$11.510	$10.450	$7.620

0.019	0.050	0.028	0.015	0.062
2.299	1.111	1.415	1.136	2.887

2.318	1.161	1.443	1.151	2.949

(0.149)	(0.131)	(0.123)	(0.091)	(0.119)
(0.439)	—	—	—	—

(0.588)	(0.131)	(0.123)	(0.091)	(0.119)

$15.590	$13.860	$12.830	$11.510	$10.450

17.68%	9.00%	12.57%	11.08%	38.88%

$23,171	$21,083	$20,198	$18,345	$18,713
2.09%	2.06%	2.05%	2.26%	2.28%
2.09%	2.06%	2.05%	2.27%	2.32%
0.14%	0.36%	0.23%	0.14%	0.67%
0.14%	0.36%	0.23%	0.13%	0.63%
83%	101%	87%	129%	175%

21

Financial highlights

Delaware REIT Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended

10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

$13.870	$12.850	$11.530	$10.460	$7.630

0.091	0.119	0.091	0.071	0.109
2.307	1.100	1.412	1.145	2.885

2.398	1.219	1.503	1.216	2.994

(0.219)	(0.199)	(0.183)	(0.146)	(0.164)
(0.439)	—	—	—	—

(0.658)	(0.199)	(0.183)	(0.146)	(0.164)

$15.610	$13.870	$12.850	$11.530	$10.460

18.24%	9.54%	13.09%	11.73%	39.50%

$12,614	$10,503	$9,446	$6,368	$5,680
1.59%	1.56%	1.55%	1.76%	1.78%
1.59%	1.65%	1.65%	1.87%	1.92%
0.64%	0.86%	0.73%	0.64%	1.17%
0.64%	0.77%	0.63%	0.53%	1.03%
83%	101%	87%	129%	175%

23

Financial highlights

Delaware REIT Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended

10/31/14	10/31/13	10/31/12	10/31/11	10/31/10

$13.900	$12.880	$11.550	$10.480	$7.640

0.161	0.188	0.153	0.127	0.155
2.308	1.099	1.422	1.144	2.893

2.469	1.287	1.575	1.271	3.048

(0.290)	(0.267)	(0.245)	(0.201)	(0.208)
(0.439)	—	—	—	—

(0.729)	(0.267)	(0.245)	(0.201)	(0.208)

$15.640	$13.900	$12.880	$11.550	$10.480

18.80%	10.07%	13.72%	12.27%	40.23%

$119,640	$106,221	$101,102	$98,003	$96,243
1.09%	1.06%	1.05%	1.26%	1.28%
1.09%	1.06%	1.05%	1.27%	1.32%
1.14%	1.36%	1.23%	1.14%	1.67%
1.14%	1.36%	1.23%	1.13%	1.63%
83%	101%	87%	129%	175%

25

Notes to financial statements
Delaware REIT Fund	October 31, 2014

The Real Estate Investment Trust Portfolio (Delaware REIT Fund or Fund) is a series of Delaware Pooled® Trust (Trust), which is organized as a Delaware statutory trust. The Trust is an open-end investment company. The Fund is considered nondiversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Prior to Sept. 25, 2014, Class B shares could be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 4.00% to zero depending upon the period of time the shares were held. Class B shares automatically converted to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. This report contains information relating only to Delaware REIT Fund. All other Delaware Pooled Trust Portfolios are included in a separate report.

The investment objectives of the Fund are to seek maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing primarily in securities of companies principally engaged in the real estate industry.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed

26

the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2011-0ct. 31, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 31, 2014.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. The Fund declares and pays dividends from net investment income quarterly and net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Oct. 31, 2014.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Oct. 31, 2014.

27

Notes to financial statements

Delaware REIT Fund

1. Significant Accounting Policies (continued)

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2014, the Fund earned $203 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $500 million; 0.65% on the next $1.5 billion; and 0.60% on average daily net assets in excess of $2.5 billion.

Prior to Feb. 28, 2014, DMC had contractually agreed to waive that portion, if any, of its management fee and reimbursed the Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sales and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations, (collectively nonroutine expenses)) did not exceed 1.25% of the Fund’s average daily net assets. For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement applied only to expenses paid directly by the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% on the first $30 billion; 0.0045% on the next $10 billion; 0.0040% on the next $10 billion; and 0.0025% on aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Oct. 31, 2014, the Fund was charged $11,133 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% on the first $20 billion; 0.020% on the next $5 billion; 0.015% on the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2014, the amount charged by DSC was $50,291. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

28

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service fee. DDLP had contracted to waive distribution and service fee in order to limit distribution and service fee of Class B shares to 0.25% of the average daily net assets.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2014, the Fund was charged $6,497 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2014, DDLP earned $13,176 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2014, DDLP received gross CDSC commissions of $91 and $189 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Oct. 31, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$188,145,563
Sales	$199,670,869

At Oct. 31, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$217,155,455

Aggregate unrealized appreciation	$38,641,545
Aggregate unrealized depreciation	(3,868,307)

Net unrealized appreciation	$34,773,238

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available

29

Notes to financial statements

Delaware REIT Fund

3. Investments (continued)

under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 – Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 – Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 – Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2014:

	Level 1	Level 2	Total
Common Stock	$245,493,058	$—	$245,493,058
Short-Term Investments	—	6,435,635	6,435,635

Total	$245,493,058	$6,435,635	$251,928,693

During the year ended Oct. 31, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Oct. 31, 2014, there were no Level 3 investments.

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on

30

sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2014 and 2013 was as follows:

	Year ended
	10/31/14	10/31/13
Ordinary income	$4,234,381	$2,399,906
Long-term capital gains	7,069,555	1,565,873

Total	$11,303,936	$3,965,779

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$208,247,715
*Undistributed ordinary income	426,452
*Undistributed long-term capital gains	10,963,909
Unrealized appreciation	34,773,238

Net assets	$254,411,314

*The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to dividends and distributions and tax treatment of REIT adjustments. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2014, the Fund recorded the following reclassifications:

Undistributed net investment income	$2,087,032
Accumulated net realized gain	(2,087,032)

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Notes to financial statements

Delaware REIT Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/14	10/31/13
Shares sold:
Class A	1,340,926	1,536,686
Class B	1	328
Class C	228,822	254,572
Class R	316,050	289,140
Institutional Class	1,429,626	1,646,756

Shares issued upon reinvestment of dividends and distributions:
Class A	319,834	108,277
Class B	2,028	744
Class C	64,991	14,834
Class R	35,837	11,310
Institutional Class	416,035	151,935

	4,154,150	4,014,582

Shares redeemed:
Class A	(1,921,542)	(1,509,862)
Class B	(57,147)	(90,700)
Class C	(329,125)	(321,375)
Class R	(300,856)	(278,395)
Institutional Class	(1,838,197)	(2,008,321)

	(4,446,867)	(4,208,653)

Net decrease	(292,717)	(194,071)

For the years ended Oct. 31, 2014 and 2013, 25,030 Class B shares were converted to 25,009 Class A shares valued at $352,617 and 23,638 Class B shares were converted to 23,575 Class A shares valued at $324,264, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

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On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expired on Nov. 10, 2014.

The Fund had no amounts outstanding as of Oct. 31, 2014, or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

33

Notes to financial statements

Delaware REIT Fund

8. Offsetting (continued)

At Oct. 31, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$ 611,712	$ (611,712)	$—	$—
Bank of Montreal	101,952	(101,952)	—	—
BNP Paribas	1,204,336	(1,204,336)	—	—

Total	$1,918,000	$ (1,918,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return the loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to

34

pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2014, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2014, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

35

Notes to financial statements

Delaware REIT Fund

11. Contractual Obligations (continued)

Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

13. Subsequent Events

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Also effective Nov. 1, 2014, DIFSC is the transfer agent and dividend disbursing agent of the Fund.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an agreement for a $275,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. The line of credit under the agreement expires on Nov. 9, 2015.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2014 that would require recognition or disclosure in the Fund’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust

and the Shareholders of The Real Estate Investment Trust Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Real Estate Investment Trust Portfolio (one of the series constituting Delaware Pooled Trust, hereafter referred to as the “Fund”) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 17, 2014

37

Other Fund information (Unaudited)

Delaware REIT Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2014, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	62.54%
(B) Ordinary Income Distributions (Tax Basis)*	37.46%
Total Distributions	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

Board consideration of Delaware REIT Fund investment advisory agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Management Agreement for Delaware REIT Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following

38

discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds; and in November 2013, Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional real estate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one-year period was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the three-year period was in the first quartile of its Performance Universe and the Fund’s total return for the five- and ten-year periods was in the third quartile of its Performance Universe. The Board determined that the Fund’s performance results were mixed. However, on balance, performance was slightly better than median and thus, the Board was satisfied with performance.

39

Other Fund information (Unaudited)

Delaware REIT Fund

Board consideration of Delaware REIT Fund investment advisory agreement (continued)

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

Economies of Scale. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset

40

levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. Although the Fund has not reached a size at which it can take advantage of breakpoints, the Board recognized that the fee was structured so that when the Fund grows, economies of scale may be shared.

41

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustees
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

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for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI) Director and Audit Committee Member Kaydon Corp. (2007–2013)

Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011 )	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
President Drexel University (August 2010–Present) President Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member Community Health Systems

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

43

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013

44

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor (2004–Present)	65	None
Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust
Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.

45

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005

46

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member and Governance Committee Member Okabena Company Chair — 3M Investment Management Company (2005–2012)
Founder Investor Analytics (Risk Management) (May 1999–Present) Founder P/E Investments (Hedge Fund) (September 1996–Present)	65	Director and Compensation Committee Chairman Investor Analytics Director — P/E Investments

47

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

48

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

49

About the organization

Board of trustees
Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and	Former Executive Vice	Former Chief Investment	Former Vice Chairman
Chief Executive Officer	President	Officer	PNC Financial Services Group
Delaware Investments®	State Street Corporation	Assurant, Inc.	Pittsburgh, PA
Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	Brookline, MA John A. Fry President Drexel University Philadelphia, PA	Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú International Miami, FL	Janet L. Yeomans Former Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ

Affiliated officers
David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

50

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $330,175 for the fiscal year ended October 31, 2014.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $317,855 for the fiscal year ended October 31, 2013.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2014.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended October 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2013.

_______________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended October 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $62,109 for the fiscal year ended October 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2014.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $65,150 for the fiscal year ended October 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2013.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2013.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,653,375 and $7,732,970 for the registrant’s fiscal years ended October 31, 2014 and October 31, 2013, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE POOLED® TRUST

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	January 6, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 6, 2015